As filed with the Securities and Exchange Commission
on June 10, 2015

File Nos. 33-12289; 811-05038

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 45 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940 ☒

AMENDMENT NO. 45 ☒

(Check appropriate box or boxes)

CLEARWATER INVESTMENT TRUST
(Exact name of registrant as specified in charter)

30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930
(Address of principal executive office)

Registrant’s Telephone Number, including Area Code: (651) 228-0935

John V. O’Hanlon, Esquire
Dechert LLP
One International Place, 40th Floor
Boston, MA 02110
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	on (date) pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

Clearwater Investment Trust

Clearwater Core Equity Fund - Ticker Symbol: QWVPX

Clearwater Small Companies Fund - Ticker Symbol: QWVOX

Clearwater Tax-Exempt Bond Fund - Ticker Symbol: QWVQX

Clearwater International Fund - Ticker Symbol: QCVAX

Prospectus

 April 30, 2015

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

Not FDIC Insured ---- May Lose Value ---- No Bank Guarantee

Summary Section

Clearwater Core Equity Fund

Investment Objective
The Fund seeks long-term growth of capital. Current income, to the extent income is produced by the stocks held by the Fund, is a secondary objective.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	0.90%

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$92	$287	$498	$1,108

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.54% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates LLC (“Parametric”), AQR Capital Management, LLC (“AQR”), O’Shaughnessy Asset Management, LLC (“OSAM”), and Osterweis Capital Management, LLC (“Osterweis”). Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 60% of the Fund’s total assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management.

To the extent feasible, Parametric manages its portion of the Fund’s assets so that its holdings match the holdings of the Russell® 1000 Index as closely as possible without requiring the Fund to realize taxable gains. The market capitalization of the companies included in the Russell® 1000 Index as of May 31, 2014 was between $2.2 billion and $545.3 billion. AQR’s strategy invests, under normal market conditions, at least 80% of the net assets, plus the amount of any borrowings for investment purposes, of the portion of the Fund it manages in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and depositary receipts). AQR follows a disciplined, systematic approach that employs multiple measures of value, momentum and profitability and seeks to invest in attractively valued companies with positive momentum and a stable business. OSAM’s strategy generally seeks to provide long-term capital appreciation by creating a portfolio with exposure to value and growth stocks, mostly large capitalization. OSAM seeks companies it deems to be high quality with low valuation ratios. Osterweis invests its portion of the Fund’s assets in common stocks of companies across all capitalization levels that it deems to have attractive growth prospects but considers to be undervalued or otherwise out-of-favor in the market at the time of purchase. The overall market capitalization of the Fund may cover all ranges. Each of AQR and OSAM may rely heavily on quantative models as part of its investment strategy.

1

Principal Risks of Investing in the Fund
Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk
The price of equity securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and also are generally more volatile than fixed income markets.

Active Management Risk
The Fund’s overall allocation to subadvisers is actively managed and the subadvisers also provide active management and as a result, the Fund’s performance will reflect in part the adviser’s or subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. To the extent it is actively managed, the Fund could under-perform other mutual funds with similar investment objectives.

Passive Management Risk

Because a portion of the Fund is managed so that its holdings match those of the Russell® 1000 Index, the Fund faces a risk of poor performance if:

•	The Russell® 1000 Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks.
•	The stocks of companies which comprise the Russell® 1000 Index fall out of favor with investors.
•	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell® 1000 Index.

Multi-Manager Risk
Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

Equity Securities Risk
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Medium-Sized Company Risk
Stocks of small- and medium-size companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and medium-size companies at the desired time and price.

Derivatives Risk
In general, a derivative instrument, including a futures contract, typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements.

2

Model and Data Risk
One or more of the Fund’s subadvisers may rely heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Tax-Managed Investment Risk
Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. Use of a tax-managed strategy for a portion of the Fund’s assets may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although a smaller portion of the Fund’s total return may consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Although a tax-managed strategy is used with respect to a portion of the Fund’s assets, the Fund can realize capital gains.

Investment Style Risks:

•
Value Investing Risk
To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

•
Growth Investing Risk
To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. Growth investing does not guarantee a profit or eliminate risk.

•
Momentum Investing Risk
Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Past Performance
The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund’s shares for each of the past 10 calendar years. The total return table illustrates some of the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund’s benchmark, the Russell® 1000 Index. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

3

Clearwater Core Equity Fund % Total Return

Calendar Years Ended December 31

During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:

Highest: 16.26% in 2nd Quarter 2009
Lowest: -22.18% in 4th Quarter 2008

Clearwater Core Equity Fund Average Annual Total Returns
(For the Periods Ended December 31, 2014)

	1 Year	5 Years	10 Years
Return Before Taxes	9.23%	13.22%	6.66%
Return After Taxes on Distributions	8.07%	12.70%	6.28%
Return After Taxes on Distributions and Sale of Fund Shares	6.20%	10.56%	5.35%
Russell® 1000 Index (reflects no deduction for expenses or taxes)	13.24%	15.64%	7.96%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, after-tax returns are not relevant.

Fund Adviser and Portfolio Managers

The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

Subadvisers	Portfolio Managers	Period of Service
Parametric	James Reber, Managing Director, Portfolio Management Thomas Seto, Head of Investment Management, Seattle Investment Center	Both have been portfolio managers of the Fund since 2010.
AQR	Clifford S. Asness, Managing and Founding Principal Andrea Frazzini, Principal Jacques A. Friedman, Principal Ronen Israel, Principal	All have been portfolio managers of the Fund since 2015.
OSAM
Jim O’Shaughnessy, Chairman, Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager
Chris Meredith, CFA, Director of Research and Portfolio Management, Senior Portfolio Manager
Scott Bartone, Portfolio Manager
Patrick O’Shaughnessy, CFA, Portfolio Manager
Ashvin Viswanathan, CFA, Portfolio Manager
Travis Fairchild, CFA, Assistant Portfolio Manager
All have been portfolio managers of the Fund since 2015.
Osterweis
John S. Osterweis, Chairman, Chief Investment Officer and Director
Matthew K. Berler, Chief Executive Officer and President
Alexander (Sasha) Kovriga, Vice President
Gregory S. Hermanski, Vice President
Nael Fakhry, Vice President
Messrs. Osterweis, Berler, Kovriga and Hermanski have been portfolio managers of the Fund since 2010. Mr. Fakhry has been a portfolio manager of the Fund since 2014.

Purchase and Redemption of Fund Shares
Initial and subsequent investments in the Fund must be at least $1,000. You may exchange or redeem shares by telephone. Telephone exchange and redemption requests may be made by calling the transfer agent at (855) 684-9144 between 9:00 a.m. and 6:00 p.m. Eastern Time on any business day; provided that orders received will be processed at the net asset value per share next determined after receipt of your request in good order. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.
4

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

5

Clearwater Small Companies Fund

Investment Objective
The Fund seeks long-term growth of capital. Current income is a secondary objective.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.35%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	1.35%

Example:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$137	$428	$739	$1,624

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55.51% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater $5 billion at the time of purchase. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. It is intended that the Fund holds a portion of its portfolio for more than two years to allow for the change that prompted the relevant security’s purchase to yield results.

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets between subadvisers who employ distinct investment styles. The Fund currently allocates assets between the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management, Inc. (“KCM”) and Keeley Asset Management Corp. (“KAMCO”). Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk
The price of equity securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and are also generally more volatile than fixed income markets.

Active Management Risk
The Fund’s overall allocation to subadvisers is actively managed and certain subadvisers also provide active management and as a result, the Fund’s performance will reflect in part the adviser’s or subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. To the extent it is actively managed, the Fund could under-perform other mutual funds with similar investment objectives.

6

Multi-Manager Risk
Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

Equity Securities Risk
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Medium-Sized Company Risk
Stocks of small- and medium-size companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations and creating difficulties in selling the stocks at the desired time and price.

Micro-Sized Company Risk
The Fund is also subject to the general risk that the stocks of micro-sized companies can involve greater risks than those associated with larger, more established companies. Micro-sized company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market for these stocks. Micro-sized stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Micro-sized companies in which the Fund may invest typically have limited product lines, markets or financial resources or may be dependent on a small management group.

Investment Style Risks:

•
Value Investing Risk
To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

•
Growth Investing Risk
To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. Growth investing does not guarantee a profit or eliminate risk.

Preferred Securities Risk
Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible Securities Risk
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often rated below investment grade or are not rated, are generally subject to a high degree of credit risk, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Restructure Risk

For the portion of the portfolio subadvised by KAMCO, the focus on companies emerging from bankruptcy presents special risks. Companies emerging from bankruptcy are often subject to specific plans imposed by their lenders which they must meet in a fairly short time frame. Often, if such a company does not meet its plan, it has few, if any, alternatives. In addition, such companies must overcome the negative perceptions resulting from a previous bankruptcy. Generally, companies going through corporate restructuring are more likely than others to remain undervalued.

7

Past Performance
The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund’s shares for each of the past 10 calendar years. The total return table illustrates some of the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund’s benchmark, the Russell 2000 Index. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Clearwater Small Companies Fund % Total Return

Calendar Years Ended December 31

During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:

Highest: 25.06% in 2nd Quarter 2009
Lowest: -27.38% in 4th Quarter 2008

Clearwater Small Companies Fund Average Annual Total Returns
(For the Periods Ended December 31, 2014)

	1 Year	5 Years	10 Years
Return Before Taxes	5.03%	16.45%	9.39%
Return After Taxes on Distributions	1.45%	14.42%	6.96%
Return After Taxes on Distributions and Sale of Fund Shares1	5.47%	13.23%	6.81%
Russell 2000 Index (reflects no deduction for expenses or taxes)	4.89%	15.55%	7.77%

1 In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sale of Fund shares to be greater than the returns after taxes on distributions or even the returns before taxes.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, after-tax returns are not relevant.

Fund Adviser and Portfolio Managers

The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

Subadvisers	Portfolio Managers	Period of Service
KCM	Don Cobin, Vice President Tim Hasara, Vice President	Both have been portfolio managers of the Fund since 2007.
KAMCO	John Keeley, President and Primary Investment Manager	Mr. Keeley has been a portfolio manager of the Fund since 2006.

Purchase and Redemption of Fund Shares
Initial and subsequent investments in the Fund must be at least $1,000. You may exchange or redeem shares by telephone. Telephone exchange and redemption requests may be made by calling the transfer agent at (855) 684-9144 between 9:00 a.m. and 6:00 p.m. Eastern Time on any business day; provided that orders received will be processed at the net asset value per share next determined after receipt of your request in good order. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
8

Clearwater Tax-Exempt Bond Fund

Investment Objective
The Fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses1	0.67%

1 Differs from the ratio of expenses, before waivers, to average net assets in the Financial Highlights, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$68	$214	$373	$835

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.25% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in bonds that generate interest income subject to federal alternative minimum tax for individuals. All exempt interest income may increase certain corporate shareholders’ alternative minimum tax.

The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality.

The Fund primarily invests in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund’s subadviser. However, the Fund may invest up to 30% of its assets in bonds rated below investment grade (rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) and BBB- by Standard and Poor’s Corporation (“S&P”) or Fitch, Inc. (“Fitch”), commonly referred to as “junk” bonds) or determined to be of comparable quality by the subadviser. The Fund may not invest in bonds rated at the time of purchase lower than B3 by Moody’s or B- by S&P or Fitch. The subadviser attempts to maintain an average effective duration for the portfolio of approximately three to eight years. Duration is a measure of the sensitivity of the price of a fixed-income security to changes in interest rates and is expressed as a number of years. A longer duration generally means the price is more sensitive to changes in interest rates. For every 1% change in interest rate, the Fund’s net asset value is expected to change inversely by approximately 1% for each year of duration. For example, a 1% increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years to decrease in value by approximately 5% (1% interest rate increase multiplied by the five-year duration).

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers, Fiduciary Counselling, Inc. (“FCI”) and Sit Fixed Income Advisers II, LLC (“Sit”). Sit provides day-to-day management for the Fund. FCI also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

9

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk
The price of fixed income securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact fixed income securities based on general market or economic conditions. These factors may include government economic outlooks, changes in interest rates, investor sentiment, or changes in government or tax policy.

Active Management Risk
The Fund is actively managed and as a result, the Fund’s performance will reflect in part the subadviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. The Fund could under-perform other mutual funds with similar investment objectives.

Credit Risk
The Fund could lose money if the issuers or guarantors of securities owned by the Fund default on the payment of principal or interest, or on other obligations to the Fund. The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. Revenue bond prices can decline if related projects become unprofitable. Municipal bonds are subject to the risk that political events, local business or economic conditions could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Interest Rate Risk
Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates. An increase in interest rates likely will lower the Fund’s value and the overall return on your investment. The Fund is also subject to call or prepayment risk when, generally as a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying securities owned by the Fund. Many factors can cause interest rates to rise. Some examples include central bank monetary policy (such as tapering of the Federal Reserve Board’s quantitative easing program), rising inflation rates and general economic conditions.

Below Investment Grade Securities Risk
Investments in high-yield debt securities (commonly referred to as “junk” bonds) are sometimes considered speculative as they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances, be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Tax Risk

There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Please note that, under normal market conditions, the Clearwater Tax-Exempt Bond Fund is not a suitable investment for tax-deferred accounts.

Please note that the Fund is not a money market fund and is not intended to be a money market fund substitute. The Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

Past Performance
The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund’s shares for each of the past 10 calendar years. The total return table illustrates some of the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund’s benchmark, the Barclays 5 Year Municipal Bond Index. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Clearwater Tax-Exempt Bond Fund % Total Return

Calendar Years Ended December 31

During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:

Highest: 8.70% in 3rd Quarter 2009
Lowest: -7.47% in 4th Quarter 2008
10

Clearwater Tax-Exempt Bond Fund Average Annual Total Returns
(For the Periods Ended December 31, 2014)

	1 Year	5 Years	10 Years
Return Before Taxes	15.29%	7.16%	5.23%
Return After Taxes on Distributions	15.21%	7.09%	5.18%
Return After Taxes on Distributions and Sale of Fund Shares	10.78%	6.67%	5.11%
Barclays 5 Year Municipal Bond Index (reflects no deduction for expenses or taxes)	3.19%	3.44%	3.97%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, after-tax returns are not relevant.

Fund Adviser and Portfolio Managers

The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

Subadviser	Portfolio Managers	Period of Service
Sit	Michael C. Brilley, President Paul J. Jungquist, Vice President	Both have been portfolio managers of the Fund since 1999.

Purchase and Redemption of Fund Shares
Initial and subsequent investments in the Fund must be at least $1,000. You may exchange or redeem shares by telephone. Telephone exchange and redemption requests may be made by calling the transfer agent at (855) 684-9144 between 9:00 a.m. and 6:00 p.m. Eastern Time on any business day; provided that orders received will be processed at the net asset value per share next determined after receipt of your request in good order. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.

Tax Information
The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. Because liability for the alternative minimum tax depends upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in the Fund will be subject to the tax will depend upon each shareholder’s individual situation. For shareholders with substantial tax preferences, the alternative minimum tax could reduce the after-tax economic benefits of an investment in the Fund. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

11

Clearwater International Fund

Investment Objective
The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	1.00%

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$102	$318	$552	$1,225

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.33% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, and exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers.

In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks. The Fund does not intend to invest in foreign currency exchange contracts options, futures contracts, or options on futures contracts for speculative purposes.

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management to the Fund: Parametric Portfolio Associates LLC (“Parametric”), Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), WCM Investment Management (“WCM”), and Templeton Investment Counsel, LLC (“Templeton”). Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 50% of the Fund’s assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s four other subadvisers that provide day-to-day management of the Fund. Parametric manages its portion of the Fund’s assets in a passive management strategy so that to the extent feasible its portion of the Fund’s holdings matches the holdings of the MSCI World Ex USA Index (net) as closely as possible. Parametric does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the MSCI World Ex USA Index (net) at any given time. The MSCI World Ex USA Index (net) is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Ex USA Index (net) consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Parametric selects securities for inclusion in the portfolio based upon their contribution to the portfolio’s market capitalization, industry weightings and other fundamental characteristics. Securities are selected and purchased from the constituents of the benchmark index to create a portfolio that will closely replicate the performance of the benchmark index. Perfect replication of the benchmark index is not desirable for taxable investors, as it can create unnecessary turnover, realization of gains, and reduce after-tax return. Artisan Partners seeks to build a diversified portfolio of non-U.S. stocks of all sizes that it believes to be undervalued. The portion of the Fund’s portfolio allocated to Denver is invested in approximately 35-60 international small capitalization companies included in, or similar in market capitalization to those included in, the MSCI EAFE Small-Cap Index (companies with capitalizations between $29 million and $7.2 billion, as of December 31, 2014). The portion of the Fund’s portfolio allocated to WCM is invested in approximately 30 large capitalization non-U.S. companies (companies with market capitalizations greater than $3.5 billion). Templeton invests in equity securities of smaller companies (companies with market capitalizations under $4 billion) located outside the U.S., including emerging markets. Templeton employs a strategy of investing in equity securities of companies with a market capitalization of less than $2 billion at the time of initial purchase. Overall, the Fund may be invested across all capitalization levels.

12

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk
The price of equity securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and are also generally more volatile than fixed income markets.

Active Management Risk
The Fund’s overall allocation to subadvisers is actively managed and certain subadvisers also provide active management and as a result the Fund’s performance will reflect in part the adviser’s or the subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. To the extent it is actively managed, the Fund could under-perform other mutual funds with similar investment objectives.

Passive Management Risk
Because a portion of the Fund is managed so that its holdings match those of the MSCI World Ex USA Index (net), the Fund faces a risk of poor performance, if:

•	The MSCI World Ex USA Index (net) declines generally or performs poorly relative to other indexes or individual stocks.
•	The stocks of companies which comprise the MSCI World Ex USA Index (net) fall out of favor with investors.
•	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the MSCI World Ex USA Index (net).

Multi-Manager Risk
Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

Equity Securities Risk
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Medium-Sized Company Risk
Stocks of small- and medium-size companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and medium-size companies at the desired time and price.

13

Micro-Sized Company Risk
The Fund is also subject to the general risk that the stocks of micro-sized companies can involve greater risks than those associated with larger, more established companies. Micro-sized company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market for these stocks. Micro-sized stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Micro-sized companies in which the Fund may invest typically have limited product lines, markets or financial resources or may be dependent on a small management group.

Investment Style Risks:

•
Value Investing Risk
To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

•
Growth Investing Risk
To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. Growth investing does not guarantee a profit or eliminate risk.

Foreign Securities Market Risk
The Fund is also subject to the risk that international equity securities may under-perform other segments of the equity markets or the equity markets as a whole. Securities of companies traded in some countries outside of the U.S., particularly in emerging markets, may be subject to further risks due to the inexperience of local investment professionals and financial institutions. Additionally, foreign stock exchanges may be subject to less regulation, and there may be delays in the settlement of foreign stock exchange transactions.

Emerging Markets Risk
The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Currency Risk
Because the foreign securities in which the Fund invests, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to those other currencies will adversely affect the value of the Fund.

Information Risk
Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies. As a result, less information may be available to investors concerning non-U.S. investors.

Investment Restriction Risk
Some countries restrict foreign investments in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risks
International investing subjects investors to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, limits on removal of currency or other assets, and nationalization of assets.

Foreign Currency Hedging Transaction Risk
In order to hedge against adverse movements in currency exchange rates, the Fund may enter into forward foreign currency exchange contracts. If the adviser’s or subadviser’s forecast of exchange rate movements is incorrect, the Fund may realize losses on its foreign currency transactions. Additionally, the Fund’s hedging transactions may prevent the Fund from realizing the benefits of a favorable change in the value of foreign currencies.

Futures and Options Risk
Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of a security or future underlying an option, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

14

Preferred Securities Risk
Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Exchange-Traded Fund (“ETF”) and Underlying Investment Company Risk
The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in its value being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund’s investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Tax-Managed Investment Risk

Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. Use of a tax-managed strategy for a portion of the Fund’s assets may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although a smaller portion of the Fund’s total return may consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Although a tax-managed strategy is used with respect to a portion of the Fund’s assets, the Fund can realize capital gains.

Past Performance
The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund’s shares for each calendar year since inception. The total return table illustrates some of the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund’s benchmark the MSCI World Ex USA Index (net). Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Clearwater International Fund % Total Return

Calendar Years Ended December 31

During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:

Highest: 15.97% in 3rd Quarter 2010
Lowest: -20.37% in 3rd Quarter 2011

Clearwater International Fund Average Annual Total Returns
(For the Periods Ended December 31, 2014)

	1 Year	5 Year	Annualized Since Inception (02/05/2009)
Return Before Taxes	-4.70%	5.96%	10.57%
Return After Taxes on Distributions	-5.75%	5.09%	9.62%
Return After Taxes on Distributions and Sale of Fund Shares1	-2.02%	4.69%	8.42%
MSCI World Ex USA Index (net) (reflects no deduction for expenses or taxes)	-4.32%	5.21%	11.32%

1 In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sale of Fund shares to be greater than the returns after taxes on distributions or even the returns before taxes.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, after-tax returns are not relevant.
15

Fund Adviser and Portfolio Managers
The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

Subadvisers	Portfolio Managers	Period of Service
Parametric	James Reber, Managing Director, Portfolio Management Thomas Seto, Head of Investment Management, Seattle Investment Center	Both have been portfolio managers of the Fund since 2010.
Artisan Partners	N. David Samra, Managing Director and Portfolio Manager Daniel J. O’Keefe, Managing Director and Portfolio Manager	Both have been portfolio managers of the Fund since 2009.
Denver	John Fenley, Portfolio Manager Jeremy Duhon, Portfolio Manager	Both have been portfolio managers of the Fund since 2012.
WCM	Kurt Winrich, Chairman and Portfolio Manager Paul Black, President and Portfolio Manager Peter Hunkel, Portfolio Manager and Business Analyst Mike Trigg, Portfolio Manager and Business Analyst	All have been portfolio managers of the Fund since 2012.
Templeton	Harlan Hodes, Executive Vice President/Portfolio Manager – Research Analyst	Mr. Hodes has been a portfolio manager of the Fund since 2012.

Purchase and Redemption of Fund Shares
Initial and subsequent investments in the Fund must be at least $1,000. You may exchange or redeem shares by telephone. Telephone exchange and redemption requests may be made by calling the transfer agent at (855) 684-9144 between 9:00 a.m. and 6:00 p.m. Eastern Time on any business day; provided that orders received will be processed at the net asset value per share next determined after receipt of your request in good order. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

16

Clearwater Core Equity Fund

Investment Objectives

Clearwater Core Equity Fund (the “Fund”) seeks long-term growth of capital. Current income, to the extent income is produced by the stocks held in the Fund, is a secondary objective. The Fund’s investment objective is classified as non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates LLC (“Parametric”), AQR Capital Management, LLC (“AQR”), O’Shaughnessy Asset Management, LLC (“OSAM”), and Osterweis Capital Management, LLC (“Osterweis”). Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser. The Fund’s 80% policy may be changed by the Board of Trustees on 60 days’ prior written notice to shareholders.

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund’s adviser considers a variety of factors in determining the allocation of the Fund’s assets among subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments such as capitalization, size, growth and profitability measures, valuation measures, economic sector weightings and earning and price volatility statistics. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 60% of the Fund’s assets will be allocated to Parametric and the remaining assets will be allocated to one or more of AQR, Osterweis and OSAM.

To the extent feasible, Parametric manages its portion of the Fund’s assets in a passive management strategy so that its portion of the Fund’s holdings match the holdings of the Russell® 1000 Index as closely as possible without the realization of taxable gains. In the tax loss-harvesting process, securities are sold primarily for their ability to reduce the tax impact of other securities being sold at a gain in the portfolio, or outside of the portfolio. Realized losses can often be used to offset gains from a variety of other sources or gains from other investment subadvisers, rebalancing decisions or subadviser changes, as applicable. This means that Parametric is not required to buy and sell securities to match changes in the composition of securities in the Russell® 1000 Index. Instead, Parametric adjusts its portion of the Fund’s portfolio periodically to reflect the holdings and weightings of the Russell® 1000 Index, while seeking to minimize realization of taxable gains. The market capitalization of the companies included in the Russell® 1000 Index as of May 31, 2014, was between $2.2 billion and $545.3 billion.

AQR’s strategy invests, under normal market conditions, at least 80% of the net assets, plus the amount of any borrowings for investment purposes, of the portion of the Fund it manages in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and depositary receipts). AQR seeks to invest in attractively valued companies with positive momentum and a stable business. AQR considers companies to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, AQR favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, AQR favors stable companies in good business health, including those with strong profitability and stable earnings. AQR may add to or modify the economic factors employed in selecting securities. AQR may rely heavily on quantitative models as part of its investment strategy.

AQR follows a disciplined, systematic approach that employs multiple measures of value, momentum and profitability. AQR’s approach generally invests in large cap U.S. companies, which they generally consider to be those companies with market capitalizations within the range of the Russell® 1000 Index at the time of purchase.  AQR determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and their assessment of attractiveness of the security based on each factor described above. Float-adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity). AQR utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs and adverse tax consequences associated with trading each equity instrument.

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While AQR invests the portion of the Fund it manages significantly in common stocks, AQR may also invest in or use financial futures contracts, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes and to gain exposure to the equity market.  When selecting securities for the portfolio, AQR also employs a tax management strategy which considers the potential impact of federal income tax on shareholders’ investment return. AQR employs a variety of techniques designed to reduce the impact of taxes on investors’ returns, seeking to maximize after-tax returns.

OSAM’s strategy generally seeks to provide long-term capital appreciation by creating a portfolio with exposure to value and growth stocks, mostly large capitalization.  OSAM seeks companies it deems to be high quality with low valuation ratios.  OSAM selects stocks using a “bottom-up”, quantitative, model-driven approach.  First, OSAM screens for stocks with greater than average market capitalizations.  OSAM then screens for stocks with greater than average scores in the following composites: value, earnings quality, earnings growth, and financial strength.  OSAM then uses shareholder yield and its Value composite to select value stocks and its Momentum composite to select growth stocks.  OSAM uses a dynamic rebalancing process that regularly evaluates portfolio holdings and allows OSAM to achieve what it believes to be optimal security weights.

Osterweis invests its portion of the Fund’s assets in common stocks of companies across all capitalization levels that it deems to have attractive growth prospects but considers to be undervalued or otherwise out-of-favor in the market at the time of purchase. Osterweis’ investment approach emphasizes the identification of companies with strong balance sheets and cash flow, as well as opportunities for long-term growth. Osterweis continuously monitors investments and assesses whether fundamentals justify continuing to hold securities of particular companies. If the fundamentals do not, the Fund will sell such securities. Osterweis may invest in securities across all capitalization levels. In addition to common stocks, Osterweis may invest its portion of the Fund’s assets, subject to limitations of the Fund, in convertible securities, master limited partnerships and the equity securities of foreign issuers and/or American Depositary Receipts that are traded on domestic or foreign exchanges, including emerging markets, subject to the limitations of the Fund.

Overall, the Fund may be invested across all capitalization levels.

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk

The price of equity securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and are also generally more volatile than fixed income markets.

Active Management Risk

The Fund’s overall allocation to subadvisers is actively managed and certain subadvisers also provide active management and as a result the Fund’s performance will reflect in part the adviser’s or the subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. To the extent it is actively managed, the Fund could under-perform other mutual funds with similar investment objectives.

Passive Management Risk

Because a portion of the Fund is managed so that its holdings match those of the Russell® 1000 Index, the Fund faces a risk of poor performance if:

•	The Russell® 1000 Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks.
•	The stocks of companies which comprise the Russell® 1000 Index fall out of favor with investors.
•	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell® 1000 Index.

Even though the Fund invests a portion of its assets in the common stocks of companies represented in the Russell® 1000 Index, the Fund cannot guarantee the performance of that portion of the Fund will match the Russell® 1000 Index because:

•	The Fund must have an amount of cash or other liquid securities available to meet redemption requests;
•	Parametric manages the Fund to limit the tax liability to the Fund’s shareholders; and
•	Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the costs of buying and selling investments.

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Multi-Manager Risk

Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

Equity Securities Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Medium-Sized Company Risk

To the extent a Fund subadviser invests in stocks of small- and medium-sized companies, that portion of the Fund’s assets will be subject to additional risks. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies, which may lead to a higher level of volatility. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and medium-sized companies at the desired time and price.

Derivatives Risk

In general, a derivative instrument, including a futures contract, typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements.

Model and Data Risk

One or more of the Fund’s subadvisers may rely heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

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Tax-Managed Investment Risk

Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. Use of a tax-managed strategy for a portion of the Fund’s assets may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although a smaller portion of the Fund’s total return may consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Although a tax-managed strategy is used with respect to a portion of the Fund’s assets, the Fund can realize capital gains.

Investment Style Risks

•
Value Investing Risk. To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

•
Growth Investing Risk. To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. Growth investing does not guarantee a profit or eliminate risk.

•
Momentum Investing Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Additional Risks of Investing in the Fund

Additional risks of investing in the Fund include:

Foreign Securities Market Risk

The Fund may invest in non-U.S. traded securities. There are risks and costs involved in investing in non-U.S. traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability and adverse changes in diplomatic relations between the United States and that foreign country.

International Investing Risk

The Fund is also subject to the risk that developed international equity securities may under-perform other segments of the equity markets or the equity markets as a whole. Securities of companies traded in some countries outside of the U.S., particularly in emerging markets, may be subject to further risks due to the inexperience of local investment professionals and financial institutions. Additionally, foreign stock exchanges may be subject to less regulation, and there may be delays in the settlement of foreign stock exchange transactions.

Emerging Markets Risk

The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Currency Risk

Because the foreign securities in which a portion of the Fund’s assets may be invested, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to those other currencies will adversely affect the value of the Fund.

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Information Risk

Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies. As a result, less information may be available to investors concerning non-U.S. investors.

Master Limited Partnership (“MLP”) Risk

Investments in securities of MLPs involve risks that differ from an investment in common stock. The common units of an MLP are listed and traded on U.S. securities exchanges, with the value fluctuating generally based on market conditions and the success of the MLP itself. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. There are also certain tax risks associated with an investment in units of MLPs.

Convertible Securities Risk

A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. The market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities are subject to the risk that their issuers may default on their obligations. There can be no assurance of capital appreciation for convertible securities because securities prices fluctuate.

Preferred Securities Risk

Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Exchange-Traded Fund (“ETF”) and Underlying Investment Company Risk

The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in its value being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund’s investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly.

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Clearwater Small Companies Fund

Investment Objectives

The Clearwater Small Companies Fund (the “Fund”) seeks long-term growth of capital. Current income is a secondary objective. The Fund’s investment objective is classified as non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. It is intended that the Fund holds a portion of its portfolio for more than two years to allow for the change that prompted the relevant security’s purchase to yield results. The Fund’s 80% policy may be changed by the Board of Trustees on 60 days’ prior written notice to shareholders.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund’s adviser allocates portions of the Fund’s assets between subadvisers who employ distinct investment styles. The Fund currently allocates assets between the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management, Inc. (“KCM”) and Keeley Asset Management Corp. (“KAMCO”). FCI also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

CMC considers a variety of factors in determining the allocation of the Fund’s assets among the subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics.

KCM uses a “bottom-up” investment approach in selecting securities based on its fundamental analysis of a security’s value. In selecting individual companies for investment, KCM looks for companies with:

•	Growing and accelerating sales, earnings and cash flow.
•	Above average growth rates at reasonable market valuations.
•
Low valuations relative to long term potential because the market has overlooked them or because they are temporarily out of favor in the market due to poor economic conditions, adverse regulatory changes or market declines.

KCM also employs an active sell discipline and will generally sell a stock if it determines:

•	The company’s future fundamentals have deteriorated.
•	The company’s stock has reached full or excessive valuation level.

KCM reinvests the proceeds of dispositions in new securities exhibiting desirable investment characteristics as described above.

KAMCO focuses its attention on particular kinds of undervalued stocks and attempts to concentrate on identifying companies going through major changes (for example, corporate restructuring), including:

•	corporate spin-offs (a tax-free distribution of a parent company’s division to shareholders);
•	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;
•	savings & loan and insurance conversions; and
•	event-driven, special situation catalysts that may create enhanced opportunities through industry and/or corporate dislocation.

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It is KAMCO’s intention typically to hold securities for more than two years to allow the corporate restructuring process to yield results. However, they may sell securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

The research sources that KAMCO utilizes include company documents, subscription research services, select broker/dealers and direct company contact. Each stock is judged on its potential for above-average capital appreciation, using an approach that emphasizes:

•	equities with positive cash flow;
•	desirable EBITDA (earnings before interest, taxes, depreciation and amortization);
•	motivated management; and
•	little attention from Wall Street.

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk

The price of equity securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and are also generally more volatile than fixed income markets.

Active Management Risk

The Fund’s overall allocation to subadvisers is actively managed and the subadvisers also provide active management and as a result the Fund’s performance will reflect in part the adviser’s or the subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. To the extent it is actively managed, the Fund could under-perform other mutual funds with similar investment objectives.

Multi-Manager Risk

Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

Equity Securities Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Medium-Sized Company Risk

To the extent a Fund subadviser invests in stocks of small- and medium-sized companies, that portion of the Fund’s assets will be subject to additional risks. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies which may lead to a higher level of volatility. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and medium-sized companies at the desired time and price.

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Micro-Sized Company Risk

The Fund is also subject to the general risk that the stocks of micro-sized companies can involve greater risks than those associated with larger, more established companies. Micro-sized company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market for these stocks. Micro-sized stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Micro-sized companies in which the Fund may invest typically have limited product lines, markets or financial resources or may be dependent on a small management group.

Investment Style Risks

•
Value Investing Risk. To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

•
Growth Investing Risk. To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. Growth investing does not guarantee a profit or eliminate risk.

Preferred Securities Risk

Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible Securities Risk

A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. The market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities are subject to the risk that their issuers may default on their obligations. There can be no assurance of capital appreciation for a convertible security because securities prices fluctuate.

Restructure Risk

For the portion of the portfolio subadvised by KAMCO, the focus on companies emerging from bankruptcy presents special risks. Companies emerging from bankruptcy are often subject to specific plans imposed by their lenders which they must meet in a fairly short time frame. Often, if such a company does not meet its plan, it has few, if any, alternatives. In addition, such companies must overcome the negative perceptions resulting from a previous bankruptcy. Generally, companies going through corporate restructuring are more likely than others to remain undervalued.

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Clearwater Tax-Exempt Bond Fund

Investment Objective

Clearwater Tax-Exempt Bond Fund (the “Fund”) seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. The Fund’s investment objective is classified as non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in bonds that generate interest income subject to federal alternative minimum tax for individuals. All exempt interest income may increase certain corporate shareholders’ alternative minimum tax.

The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund’s 80% policy may not be changed without the affirmative vote of a majority of the Fund’s outstanding shares as defined under the Investment Company Act of 1940, as amended.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers, FCI and Sit Fixed Income Advisers II, LLC (“Sit”). Sit provides day-to-day management for the Fund. FCI also acts as a subadviser to the Fund, but does not provide day-to-day management. The Fund primarily invests in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by Sit. However, the Fund may invest up to 30% of its assets in bonds rated below investment grade (rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) and BBB- by Standard and Poor’s Corporation (“S&P”) or Fitch, commonly referred to as “junk” bonds) or determined to be of comparable quality by the subadviser. The Fund may not invest in bonds rated at the time of purchase lower than B3 by Moody’s or B- by S&P or Fitch Ratings.

Sit attempts to maintain an average effective duration for the portfolio of approximately three to eight years. Duration is a measure of the sensitivity of the price of a fixed-income security to changes in interest rates and is expressed as a number of years. A longer duration generally means the price is more sensitive to changes in interest rates. For every 1% change in interest rate, the Fund’s net asset value is expected to change inversely by approximately 1% for each year of duration. For example, a 1% increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years to decrease in value by approximately 5% (1% interest rate increase multiplied by the five-year duration). Sit selects bonds that offer high tax-exempt income. In selecting which bonds to buy and sell for the Fund, Sit analyzes the general outlook on the economy and interest rate forecasts, while also evaluating a security’s structure, credit quality, yield, maturity, and liquidity.

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk

The price of fixed income securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact fixed income securities based on general market or economic conditions. These factors may include government economic outlooks, changes in interest rates, investor sentiment, or changes in government or tax policy.

Active Management Risk

The Fund is actively managed and as a result the Fund’s performance will reflect in part the subadviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. The Fund could, therefore, under-perform other mutual funds with similar investment objectives.

Credit Risk

The Fund could lose money if the issuers or guarantors of securities owned by the Fund default on the payment of principal or interest, or on other obligations to the Fund. The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds. Revenue bond prices can decline if related projects become unprofitable.

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Municipal bonds are subject to the risk that political events, local business or economic conditions could have a significant effect on an issuer’s ability to make payments of principal and/or interest. On July 18, 2013, the City of Detroit filed for federal bankruptcy protection. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city’s outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If the Fund were to hold securities that are affected by a city’s bankruptcy filing, the Fund’s investments in those securities may lose value, which could cause the Fund’s performance to decline. A security’s credit rating may reflect its degree of inherent credit risk. The value of the Fund may also be adversely affected by future changes in federal or state income tax laws.

Interest Rate Risk

Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates. An increase in interest rates likely will lower the Fund’s value and the overall return on your investment. The Fund is also subject to call or prepayment risk when, generally as a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Conversely, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy (such as tapering of the Federal Reserve Board’s quantitative easing program), rising inflation rates and general economic conditions. Currently, interest rates in the U. S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell some or all of its bond holdings at any given time.

Below Investment Grade Securities Risk

Investments in high-yield debt securities (commonly referred to as “junk” bonds) are sometimes considered speculative as they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances, be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Tax Risk

There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Please note that, under normal circumstances, the Clearwater Tax-Exempt Bond Fund is not a suitable investment for tax-deferred accounts.

Please note that the Fund is not a money market fund and is not intended to be a money market fund substitute. The Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

Shareholder Information on Taxes

The Fund could generate some taxable income and may realize taxable gains on the sale of its securities or other transactions. Generally, distributions of interest income from the Fund’s tax-exempt securities are exempt from federal income tax, and distributions from other sources, including capital gain distributions, are not. You should consult a tax adviser about any taxes, including state and local taxes, on your Fund distribution.

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Clearwater International Fund

Investment Objectives

The Clearwater International Fund (the “Fund”) seeks long-term growth of capital. The Fund’s investment objective is classified as non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investments Strategies

Under normal market conditions, the Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States.

Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, and exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund may invest in master limited partnerships. The Fund’s 80% policy may be changed by the Board of Trustees on 60 days’ prior written notice to shareholders.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among subadvisers who provide day-to-day management to the Fund: Parametric Portfolio Associates LLC (“Parametric”), Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), WCM Investment Management (“WCM”), and Templeton Investment Counsel, LLC (“Templeton”). FCI also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by CMC.

CMC considers a variety of factors in determining the allocation of the Fund’s assets among the subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 50% of the Fund’s net assets will be allocated to Parametric and the remaining assets will be allocated to one or more of Artisan Partners, Denver, WCM and Templeton. Parametric manages its portion of the Fund’s net assets in a passive management strategy so that to the extent feasible its portion of the Fund’s holdings matches the holdings of the MSCI World Ex USA Index (net) as closely as possible. Parametric does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the MSCI World Ex USA Index (net) at any given time.

In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks. The Fund does not intend to invest in options, futures contracts, or options on futures contracts for speculative purposes.

Parametric

Parametric manages its portion of the Fund’s assets to track but not replicate the MSCI World Ex USA Index (net), an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Parametric selects securities for inclusion in the portfolio based upon their contribution to the portfolio’s market capitalization, industry weightings and other fundamental characteristics. Securities are selected and purchased from the constituents of the benchmark index to create a portfolio that will closely replicate the performance of the benchmark index. Perfect replication of the benchmark index is not desirable for taxable investors, as it can create unnecessary turnover, realization of gains, and reduce after-tax return.

Even though the passively-managed portion of the Fund invests substantially all of its assets in the common stocks of companies represented in the MSCI World Ex USA Index, that portion of the Fund does not mirror the MSCI World Ex USA Index (net) perfectly because: the Fund must have an amount of cash or other liquid securities available to meet redemption requests; Parametric manages the Fund to limit the tax liability to the Fund’s shareholders; and the Fund bears certain expenses the MSCI World Ex USA Index (net) does not bear.

Artisan Partners

The portion of the Fund’s portfolio allocated to Artisan Partners is invested primarily in stocks of non-U.S., including emerging markets, companies of all sizes. Artisan Partners employs a fundamental stock selection process focused on identifying long-term growth opportunities, and generally buys and sells securities based on that process. Artisan Partners typically invests its portion of the Fund’s assets in securities representing at least 5 countries outside the U.S.

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Denver

The portion of the Fund’s portfolio allocated to Denver is invested in approximately 35-60 international small capitalization companies. Generally these companies are included in, or have similar market capitalization to those in, the MSCI EAFE Small-Cap Index (companies with capitalizations between $29 million and $7.2 billion, as of December 31, 2014). Denver implements an investment strategy that is based on the belief that investing in businesses trading at a significant discount to intrinsic value leads to strong performance over time.

WCM

The portion of the Fund’s portfolio allocated to WCM is invested in approximately 30 large capitalization non-U.S. companies (companies with market capitalizations greater than $3.5 billion). WCM seeks to invest in companies that have demonstrated consistent growth, compelling corporate cultures and strong competitive advantages. WCM generally seeks to sell securities in a company when the fundamentals no longer justify continuing to hold those securities.

Templeton

Templeton invests in equity securities of smaller companies (companies with market capitalizations under $4 billion) located outside the U.S., including emerging markets. Templeton employs a strategy of investing in equity securities of companies with a market capitalization of less than $2 billion at the time of initial purchase. When choosing equity investments for this Fund, subadviser applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the subadviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadviser also considers a company’s price/earnings ratio, profit margins and liquidation value.

The subadviser may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, or when the subadviser believes another security is a more attractive investment opportunity.

Additional Information as to How Subadvisers Select the Fund’s Investments

The Fund’s subadvisers select securities that they believe will help the Fund to reach its objective.

Parametric

Parametric manages the portion of the Fund’s assets allocated to it so that the Fund’s holdings match the holdings of the MSCI World Ex USA Index (net) as closely as possible without requiring the Fund to realize taxable gains. This means that the Fund is not required to buy and sell securities to match changes in the composition of securities in the MSCI World Ex USA Index (net). Instead, the subadviser adjusts the Fund’s portfolio periodically to reflect the holdings and weightings of the MSCI World Ex USA Index (net) but only after consideration of the Fund’s policy to minimize realization of taxable gains.

With respect to the Fund’s assets allocated to Parametric, Parametric will seek capital growth while considering tax consequences arising from the Fund’s portfolio management activities. Parametric’s allocation will attempt to reduce the amount of capital gains the Fund realizes under U.S. tax laws in three primary ways: replicate the performance of the MSCI World Ex USA Index (net) while minimizing the realization of capital gains; realize capital losses in the Parametric portfolio to offset capital gains arising in other subadviser portfolios; and minimize wash sale issues between the Parametric portfolio and other subadviser portfolios by limiting transactions in the Parametric portfolio that would be deemed constructive sales based on recent activity of other subadvisers.

Artisan Partners

Artisan Partners employs a fundamental investment process to construct a diversified portfolio of securities of undervalued non-U.S. companies of all sizes. Artisan Partners’ strategy is to focus on high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams. Artisan Partners looks for four key characteristics: undervaluation, business quality, financial strength, and shareholder-oriented management. Companies that make it through Artisan Partners’ analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the company’s stock to Artisan Partners’ estimate of the company’s intrinsic value. Artisan Partners assembles the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including diversification, risk management, and liquidity).

Denver

Denver’s strategy utilizes a “bottom-up” approach grounded in independent fundamental research in order to construct a concentrated portfolio designed to generate risk-adjusted returns primarily through stock selection. The investment team uses a “bottom-up” stock selection process, that seeks to identify companies that are supported by strong secular growth trends; have exhibited robust, consistent growth; have honest and transparent management teams focused on maximizing shareholder value; possess strong competitive advantages; have easy-to-understand business models; and have a stock price that is trading at a significant discount to the team’s estimate of intrinsic value.

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WCM

WCM’s investment strategy is driven by three principles: (i) corporate culture is a determinant of business success; (ii) improving competitive advantage is the driver of outsized long-term growth; and (iii) thematic tailwinds are the source of sustainable long-term growth. WCM employs a bottom-up stock selection process that seeks to distill and understand a company’s competitive advantage. Companies with expanding competitive advantages are potential candidates for the Fund’s portfolio.

Templeton

When choosing equity investments for the Fund, Templeton applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to Templeton’s evaluation of the company’s long-term earnings, asset value and cash flow potential. Templeton also considers a company’s price/earnings ratio, profit margins and liquidation value.

Templeton may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, or when Templeton believes another security is a more attractive investment opportunity.

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk

The price of equity securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and also are generally more volatile than fixed income markets.

Active Management Risk

The Fund’s overall allocation to subadvisers is actively managed and certain subadvisers also provide active management and as a result its performance will reflect in part the adviser’s or the subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. To the extent it is actively managed, the Fund could under-perform other mutual funds with similar investment objectives.

Passive Management Risk

Because a portion of the Fund is managed so that its holdings match those of the MSCI World Ex USA Index (net), the Fund faces a risk of poor performance, if:

•	The MSCI World Ex USA Index (net) declines generally or performs poorly relative to other indexes or individual stocks.
•	The stocks of companies which comprise the MSCI World Ex USA Index (net) fall out of favor with investors.
•	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the MSCI World Ex USA Index (net).

Even though the Fund invests a portion of its assets in the common stocks of companies represented in the MSCI World Ex USA Index (net), the Fund cannot guarantee the performance of that portion of the Fund will match the MSCI World Ex USA Index (net) because:

•	The Fund must have an amount of cash or other liquid securities available to meet redemption requests;
•	Parametric manages the Fund to limit the tax liability to the Fund’s shareholders; and
•	Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the costs of buying and selling investments.

Multi-Manager Risk

Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transactions costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

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Equity Securities Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Medium-Sized Company Risk

To the extent a Fund subadviser invests in stocks of small-and medium-sized companies, that portion of the Fund’s assets will be subject to additional risks. Stocks of small- and medium-sized companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and medium-sized companies at the desired time and price.

Micro-Sized Company Risk

The Fund is also subject to the general risk that the stocks of micro-sized companies can involve greater risks than those associated with larger, more established companies. Micro-sized company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market for these stocks. Micro-sized stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Micro-sized companies in which the Fund may invest typically have limited product lines, markets or financial resources or may be dependent on a small management group.

Investment Style Risks

•
Value Investing Risk. To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

•
Growth Investing Risk. To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. Growth investing does not guarantee a profit or eliminate risk.

Foreign Securities Market Risk

The Fund is also subject to the risk that international equity securities may under-perform other segments of the equity markets or the equity markets as a whole. Securities of companies traded in some countries outside of the U.S., particularly in emerging markets, may be subject to further risks due to the inexperience of local investment professionals and financial institutions. Additionally, foreign stock exchanges may be subject to less regulation, and there may be delays in the settlement of foreign stock exchange transactions.

Emerging Markets Risk

The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Currency Risk

Because the foreign securities in which the Fund invests, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to those other currencies will adversely affect the value of the Fund.

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Information Risk

Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies. As a result, less information may be available to investors concerning non-U.S. investors.

Investment Restriction Risk

Some countries restrict foreign investments in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risks

International investing subjects investors to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, limits on removal of currency or other assets, and nationalization of assets.

Foreign Currency Hedging Transaction Risk

In order to hedge against adverse movements in currency exchange rates, the Fund may enter into forward foreign currency exchange contracts. If the adviser’s or subadviser’s forecast of exchange rate movements is incorrect, the Fund may realize losses on its foreign currency transactions. Additionally, the Fund’s hedging transactions may prevent the Fund from realizing the benefits of a favorable change in the value of foreign currencies.

Futures and Options Risk

Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of a security or future underlying an option, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Preferred Securities Risk

Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Exchange-Traded Fund (“ETF”) and Underlying Investment Company Risk

The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund’s investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Tax-Managed Investment Risk

Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. Use of a tax-managed strategy for a portion of the Fund’s assets may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although a smaller portion of the Fund’s total return may consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Although a tax-managed strategy is used with respect to a portion of the Fund’s assets, the Fund can realize capital gains.

Additional Risk of Investing in the Fund

An additional risk of investing in the Fund includes:

MLP Risk

Investments in securities of MLPs involve risks that differ from an investment in common stock. The common units of an MLP are listed and traded on U.S. securities exchanges, with the value fluctuating generally based on market conditions and the success of the MLP itself. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. There are also certain tax risks associated with an investment in units of MLPs.

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Other Investments and Investment Strategies

Fixed Income Securities. Each Fund may invest in fixed income securities including bonds and notes. Clearwater Core Equity Fund (the “Core Equity Fund”) will generally only invest in fixed income securities of companies represented in the Russell® 1000 Index, if any. The Funds’ fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, deferred, payment in kind and auction rate features. Each Fund’s fixed income securities may be of any maturity. The Core Equity Fund, the Clearwater International Fund (the “International Fund”) and the Clearwater Small Companies Fund (the “Small Companies Fund”) will only invest in fixed income securities rated investment grade.

Credit Quality and Risk. Securities are investment grade if they:

•	are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
•	have received a comparable short-term or other rating; or
•	are unrated securities that the Fund’s subadviser believes to be of comparable quality.

The value of a Fund’s fixed income securities may go down if:

•	interest rates rise, which will make the prices of fixed income securities go down; or
•	the issuer of a security owned by the Fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

Derivatives. Each Fund may utilize several different types of derivatives for various purposes expanded on further below. The Core Equity Fund, International Fund and Small Companies Fund may engage in options trading on securities and securities indices. Options trading involves buying (“purchasing”) or selling (“writing”) the right to buy (“call”) or sell (“put”) an underlying security at a future date. The Core Equity Fund, International Fund and Small Companies Fund may also engage in futures and options on futures trading on various underlying instruments. A future is an agreement to buy or sell an underlying instrument at a future date. Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of a security underlying an option, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. The Core Equity Fund’s use of derivatives may be limited as a significant portion of the Fund is managed with a strategy of minimizing tax liability and maintaining a low turnover rate.

In addition, the International Fund may enter into foreign currency exchange contracts in order to hedge against adverse movements in currency exchange rates. If the adviser’s or subadviser’s forecast of exchange rate movements is incorrect, the Fund may realize losses on its foreign currency transactions. Additionally, the Fund’s hedging transactions may prevent the Fund from realizing the benefits of a favorable change in the value of foreign currencies. The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks. The Fund does not intend to invest in foreign currency exchange contracts options, futures contracts, or options on futures contracts for speculative purposes. Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of a security or future underlying an option, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

The Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) may invest in options by buying or selling puts or calls on debt securities that are exchange-traded, futures contracts on interest rates and interest rate indices and options on futures on interest rates and interest rate indices. The Tax-Exempt Bond Fund may only engage in these transactions as a defensive strategy or in order to hedge its portfolio in fixed income securities which may be exposed to the risk of changing interest rates, each a type of risk management.

The Core Equity Fund and Tax-Exempt Bond Fund may each enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments. The Core Equity Fund may enter into equity swap agreements and equity index swap agreements for hedging purposes and to gain exposure to the equity market.  The Tax-Exempt Bond Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. In a bilateral swap, a Fund also bears the risk of default by its swap counterparty. Certain swaps are centrally-cleared and will eventually be exchange-traded. Although central clearing is expected to decrease the credit risk involved in bilateral swaps, central clearing would not make the contracts risk-free. Exchange-trading is expected to improve swap liquidity, but there is no guarantee that a Fund could consider exchange-traded swaps to be liquid. Additionally, in a centrally-cleared swap, a Fund would bear the risk of a default of the central clearing counterparty.

Even a small investment in derivative contracts can have a big impact on the Funds’ market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

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As an open-end investment company registered with the U.S. Securities and Exchange Commission (“SEC” or the “Commission”), each Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, each Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund’s daily marked-to-market net obligations (i.e., each Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

Foreign Securities. The Core Equity Fund may invest up to 20% of its total assets and the Small Companies Fund may invest up to 25% of its total assets in securities of foreign issuers from a variety of countries, including emerging markets. The Core Equity Fund’s foreign securities will primarily be limited to those that are represented in the Russell® 1000 Index. The Fund may, however, hold foreign securities not contained in the Russell® 1000 Index. Many foreign countries in which the Funds may invest have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

ETFs and Investment Companies. Each Fund may invest in ETFs and investment companies. The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund’s investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Depositary Receipts. The Core Equity Fund and International Fund may invest in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs.

Portfolio Turnover. Parametric believes that a passive portfolio management strategy, combined with tax management techniques, provides the best opportunity for optimal after-tax total return. Parametric also believes that passive portfolio management will limit the International Fund’s and Core Equity Fund’s portfolio turnover rate to a lower level than if each Fund were completely actively managed. Although the Core Equity Fund’s and the International Fund’s passively-managed allocation do not purchase or sell securities for short-term profits, each Fund will sell portfolio securities without regard to the amount of time they have been held whenever such action seems advisable.

Although the Small Companies Fund, Tax-Exempt Bond Fund, and the actively-managed portions of the Core Equity Fund and International Fund do not generally purchase or sell securities for short-term profits, any of the Funds may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could decrease a Fund’s performance, and may result in increased net short-term capital gains, distributions that are taxable to shareholders as ordinary income.

Temporary Defensive Investments. When in the judgment of its subadvisers, adverse market conditions warrant, each Fund may adopt a temporary defensive position by investing up to 100% of its assets in cash and cash equivalents. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

Management

Management Services and Fees

Clearwater Management Co. (“CMC”) serves as the Funds’ investment manager. CMC is a privately owned registered investment adviser. The investment manager has been in the investment management business since 1987. Its address is 30 East Seventh Street, Suite 2000, St. Paul, Minnesota 55101. Clearwater Investment Trust (the “Trust”) and CMC have received an exemptive order from the Commission permitting CMC, subject to the approval of the Board of Trustees of the Trust, to select subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. CMC has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. As a result, CMC selects and supervises subadvisers for the Funds and administers the Funds’ business operations. Under its management contract with each Fund, CMC is also responsible for paying directly or reimbursing the Funds for all direct expenses other than commissions and other direct charges relating to the purchase and sale of portfolio securities and other assets, taxes, interest and extraordinary expenses, including without limitation, litigation expenses. For these services for the fiscal year ended December 31, 2014, CMC was contractually entitled to receive a fee from the Core Equity Fund, the Small Companies Fund, the Tax-Exempt Bond Fund and the International Fund equal to 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets.

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For the fiscal year ended December 31, 2014, CMC received a fee, after waivers, from the Core Equity Fund, the Small Companies Fund, the Tax-Exempt Bond Fund and the International Fund equal to 0.50%, 0.94%, 0.33% and 0.67%, respectively, of each Fund’s average daily net assets.

Effective March 16, 2015, CMC has voluntarily agree to waive a portion of the management fee for the Core Equity Fund, the Small Companies Fund, the Tax-Exempt Bond Fund and the International Fund to achieve an effective management fee rate equal to 0.40%, 0.98%, 0.34% and 0.69%, respectively, of each Fund’s average daily net assets.  It is CMC’s current intent to continue these fee reductions indefinitely.  Nonetheless, the investment manager may terminate any voluntary fee reduction at any time.

A discussion regarding the basis for the Board of Trustees’ approval of the management contract with CMC and each subadvisory contract (except the contracts with AQR and OSAM) is included in the annual report of the Trust for the fiscal year ended December 31, 2014. A discussion of the basis for the Board of Trustees’ approval of the subadvisory contracts with AQR and OSAM will be included in the semi-annual report of the Trust for the fiscal period ended June 30, 2015, when available.

Philip W. Pascoe is CMC’s Chairman, Treasurer and is also a director. Mr. Pascoe has been associated with CMC since 1987 and with each Fund since its inception.

CMC has engaged Parametric Portfolio Associates LLC (“Parametric”) as a subadviser to select investments for a portion of the Core Equity Fund and for a portion of the International Fund. Parametric, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), was founded in 1987 as a global equity manager. Parametric is owned by its management staff together with Eaton Vance Corporation, a publicly traded investment management firm listed on the New York Stock Exchange (“NYSE”) (NYSE: EV). Parametric combines indexing with tax management to increase the potential for higher after-tax return for taxable investors. Parametric is located at 1918 Eighth Avenue, No. 3100, Seattle, Washington 98101.

CMC has engaged Kennedy Capital Management, Inc. (“KCM”) as a subadviser to select investments for the Small Companies Fund.  KCM is a Missouri corporation that is a registered investment adviser under the Advisers Act.  KCM devotes its time to investment management and other services to investors and accounts.  KCM’s address is 10829 Olive Boulevard, St. Louis, Missouri  63141-7739.

CMC has engaged Keeley Asset Management Corp. (“KAMCO”) as a subadviser to select investments for the Small Companies Fund. KAMCO is an Illinois corporation and is a registered investment adviser under the Advisers Act. KAMCO devotes its time to investment counseling and provides advice, management and other services to investors and accounts. KAMCO’s address is 111 West Jackson Boulevard, Suite 810, Chicago, IL 60604.

CMC has engaged Sit Fixed Income Advisors II, LLC (“Sit”), a subsidiary of Sit Investment Associates, Inc., as subadviser to select investments for the Tax-Exempt Bond Fund. Sit, which is organized under the laws of the State of Minnesota and is registered under the Advisers Act, devotes its time to investment counseling and provides advice, management and other services to investors and accounts, including other mutual funds. Sit’s address is 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402-4130.

CMC has engaged Artisan Partners Limited Partnership (“Artisan Partners”) as a subadviser to select investments for a portion of the International Fund. Artisan Partners is a limited partnership organized under the laws of Delaware. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly owned by Artisan Partners Holdings LP, a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly-traded Delaware corporation. A three-member stockholders committee has the authority to vote more than a majority of the combined voting power of APAM’s capital stock. Artisan Partners was founded in March 2009 and succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. The principal address of Artisan Partners is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

CMC has engaged AQR Capital Management, LLC (“AQR”) as a subadviser to select investments for a portion of the Core Equity Fund. AQR is a registered investment adviser under the Advisers Act. AQR is a Delaware limited liability company formed in 1998. As of December 31, 2014, AQR had approximately $122.2 billion in assets under management.  AQR’s address is Two Greenwich Plaza, Greenwich, CT 06830.

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CMC has engaged O’Shaughnessy Asset Management, LLC (“OSAM”) as a subadviser to select investments for a portion of the Core Equity Fund. OSAM is a registered investment adviser under the Advisers Act. As of December 31, 2014, it had approximately $7 billion in assets under management.  OSAM’s principal office is located at 6 Suburban Avenue, Stamford, CT 06901.

CMC has engaged Osterweis Capital Management, LLC (“Osterweis”) as a subadviser to select investments for a portion of the Core Equity Fund. Osterweis was founded in 1993 and is registered with the Commission as an investment adviser under the Advisers Act. Osterweis is privately owned by a group of employees and a number of outside directors. Osterweis is located at One Maritime Plaza, Suite 800, San Francisco, California, 94111.

CMC has engaged Denver Investments (“Denver”) as a subadviser to select investments for a portion of the International Fund. Denver was originally founded in 1958 as a wholly owned subsidiary of a regional bank and was organized in 1994 as a management-owned Colorado limited liability company. As of December 31, 2014, it had approximately $10.0 billion in assets under management, including approximately $2.8 billion for fifteen investment company portfolios. Denver is located at 1225 17th Street, 26th Floor, Denver, Colorado 80202.

CMC has engaged WCM Investment Management (“WCM”) as a subadviser to select investments for a portion of the International Fund. WCM is a California-based C-corporation founded in 1976 and is registered with the Commission as an investment adviser under the Advisers Act. WCM is 100% employee owned. Kurt Winrich, Chairman, and Paul Black, President, are deemed to be control persons of WCM by virtue of each holding greater than 25% of the aggregate ownership of WCM. WCM is located at 281 Brooks Street, Laguna Beach, California 92651-2974.

CMC has engaged Templeton Investment Counsel, LLC (“Templeton”) as a subadviser to select investments for a portion of the International Fund. The predecessor of Templeton, Templeton Investment Counsel, Inc., was founded in October 1979 and became Templeton by virtue of a merger effectuated on January 1, 2001. Templeton is a Delaware limited liability company registered with the Commission as an investment adviser under the Advisers Act. Templeton’s sole member is Templeton Worldwide, Inc., which is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Rupert H. Johnson, Jr. is the principal shareholder of Franklin Resources, Inc. Templeton is located at 300 Southeast 2nd Street, Fort Lauderdale, Florida 33301.

CMC has engaged Fiduciary Counselling, Inc. (“FCI”) as a subadviser for each Fund. FCI is a registered investment adviser under the Advisers Act, with its principal executive office located at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930. FCI was founded in 1941, and provides discretionary and nondiscretionary investment services consistent with the individual needs and objectives of each client account. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by CMC. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by CMC.

The Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day operation of the Funds indicated beside their names.

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Core Equity Fund	Parametric	James Reber	2010
Managing Director, Portfolio Management. Mr. Reber is responsible for portfolio management of Parametric’s Private Client Direct Group, primarily serving Parametric’s wealth management and family office client base. The Private Client Direct Group manages U.S., non-U.S. and global Tax-Managed Core portfolios as well as custom portfolio management mandates. Prior to joining Parametric in 2004, James was a Senior Associate with Standard and Poor’s Corporate Value Consulting Group providing financial valuation services to IT and technology industries. He received an M.B.A. from the University of Washington, and a B.S. in Chemical Engineering from Michigan State University.

Core Equity Fund	Parametric	Thomas Seto	2010
Head of Investment Management, Seattle Investment Center. Mr. Seto is responsible for all portfolio management and trading at the Seattle Investment Center, and is a member of the Executive Committee. Prior to joining Parametric in 1998, Thomas served as the Head of U.S. Equity Index Investments at Barclays Global Investors. He holds an M.B.A. in Finance from the University of Chicago Booth School of Business, and a B.S. in Electrical Engineering from the University of Washington.

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Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Core Equity Fund	AQR	Clifford S. Asness	2015
Clifford S. Asness, Ph.D., M.B.A., is the Managing and Founding Principal of AQR. Dr. Asness cofounded AQR in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.

Core Equity Fund	AQR	Andrea Frazzini	2015
Andrea Frazzini, Ph.D., M.S., is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and develops quantitative models for its Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.

Core Equity Fund	AQR	Jacques A. Friedman	2015
Jacques A. Friedman, M.S., is a Principal of AQR. Mr. Friedman joined AQR at its inception in 1998 and heads its Global Stock Selection team, overseeing research and portfolio management. He earned a B.S. in applied mathematics from Brown University and an M.S. in applied mathematics from the University of Washington.

Core Equity Fund	AQR	Ronen Israel	2015
Ronen Israel, M.A., is a Principal of AQR. Mr. Israel joined AQR in 1999 and heads its Global Alternative Premia group, focusing on portfolio management and research. Mr. Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania, and an M.A. in mathematics from Columbia University.

Core Equity Fund	OSAM	Jim O’Shaughnessy	2015	Chairman, Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager at OSAM. Mr. O’Shaughnessy has held these positions at OSAM for the past five years.

Core Equity Fund	OSAM	Chris Meredith	2015	Director of Research and Portfolio Management, Senior Portfolio Manager at OSAM. Mr. Meredith has held these positions at OSAM for the past five years.

Core Equity Fund	OSAM	Scott Bartone	2015	Portfolio Manager at OSAM. Mr. Bartone has been a Portfolio Manager for the strategy since July 2011. Previously, he had been a trader at OSAM since June 2008.

Core Equity Fund	OSAM	Patrick O’Shaughnessy	2015	Portfolio Manager at OSAM. Mr. O’Shaughnessy has been a Portfolio Manager for the strategy since July 2011. Previously, Mr. O’Shaughnessy had been a Research Analyst at OSAM since July 2007.

Core Equity Fund	OSAM	Ashvin Viswanathan	2015	Portfolio Manager at OSAM. Mr. Viswanathan has been a Portfolio Manager for the strategy since July 2011. Previously, Mr. Viswanathan had been a Research Analyst at OSAM since May 2010.

Core Equity Fund	OSAM	Travis Fairchild	2015
Assistant Portfolio Manager at OSAM. Mr. Fairchild has been an Assistant Portfolio Manager for the strategy since July 2013. Previously, Mr. Fairchild had been a Research Analyst at OSAM since June 2010.

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Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Core Equity Fund	Osterweis	John S. Osterweis	2010
Mr. John S. Osterweis, Chairman, has served as President, Chief Investment Officer, and Director of Osterweis Capital Management, Inc. since April 1983 and Manager, President and Chief Investment Officer of Osterweis Capital Management, LLC since March 1997. Mr. Osterweis has over 45 years of securities analysis and portfolio management experience, over 30 of which have been with Osterweis Capital Management, Inc. Mr. Osterweis earned a B.A. from Bowdoin College and an M.B.A. from Stanford Graduate School of Business.

Core Equity Fund	Osterweis	Matthew K. Berler	2010
Mr. Matthew K. Berler, Chief Executive Officer and President, previously served as First Executive Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined Osterweis as a Portfolio Manager/Analyst in 2003. Prior to working at Osterweis, Mr. Berler served as a Managing Director at Morgan Stanley from March 1994 to February of 2003. He was a Vice President at Donaldson, Lufkin & Jenrette from August 1987 to March of 1994. Mr. Berler earned an A.B. from Cornell University and an M.B.A. from Harvard Business School.

Core Equity Fund	Osterweis	Alexander Kovriga	2010
Mr. Alexander (Sasha) Kovriga serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined Osterweis as an Analyst in 2003. Prior to working at Osterweis, Mr. Kovriga was a strategy Consultant at Monitor Group in Cambridge, MA. From 1997 to 2000, he worked on projects in a variety of industries ranging from consumer products to pharmaceuticals. Mr. Kovriga earned a B.A. from Brandeis University, an M.A. from the University of Massachusetts and an M.B.A from Harvard Business School.

Core Equity Fund	Osterweis	Gregory S. Hermanski	2010
Mr. Gregory S. Hermanski serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined Osterweis as an Assistant Portfolio Manager/Analyst in 2002. Mr. Hermanski previously served as a portfolio manager of the Osterweis Strategic Income Fund. Prior to working at Osterweis, Mr. Hermanski served as a Vice President at Robertson, Stephens and Co. from August 2000 to May of 2002, where he was in charge of convertible bond research. He also served as a Research Analyst at Imperial Capital, LLC from April 1998 to April 2000, and as a Valuation Consultant from August 1995 to March 1998. Mr. Hermanski earned a B.A. from the University of California, Los Angeles.

Core Equity Fund	Osterweis	Nael Fakhry	2014
Mr. Nael Fakhry serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined Osterweis as an Analyst in 2011. Prior to joining Osterweis, Mr. Fakhry was an Associate at American Securities, a private equity firm, from 2006 to 2009, and an Analyst in the investment banking division of Morgan Stanley from 2004 to 2006. He attended business school from 2009 to 2011. Mr. Fakhry earned a B.A. from Stanford University and an M.B.A. from the University of California, Berkeley, Walter A. Haas School of Business.

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Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Small Companies Fund	KCM	Don Cobin	2007
Donald Cobin, CFA, a Vice President and Director, is the Portfolio Manager for the Small Cap Core and SMID Cap Core portfolios. Mr. Cobin began his investment career in 1993 and served as Director of Research at Delaware Investments and prior to that as an investment analyst at Conseco and WR Huff. From 2002 until February 2007, Mr. Cobin was one of five senior investment professionals at Matador Capital Management, a value-focused hedge fund with long/short equities and limited distressed debt investments. Mr. Cobin joined KCM in February 2007 as an analyst and later became Portfolio Manager in November 2007. Mr. Cobin earned a BA from Emory University and his MBA from the Wharton School of the University of Pennsylvania.

Small Companies Fund	KCM	Tim Hasara	2007
Timothy Hasara, a Vice President, is the Portfolio Manager of the Micro Cap and Small Cap Opportunistic Value portfolios. Mr. Hasara began his investment career in 1994 and prior to joining KCM, he was an Information Systems Manager for the office of the Illinois Secretary of State. He joined KCM in 1994 as an analyst and was promoted to Portfolio Manager in 1995. Mr. Hasara received a BBA in Marketing from the University of Notre Dame and an MS in Management from Johns Hopkins University.

Small Companies Fund	KAMCO	John Keeley	2006	President and Primary Investment Manager since 1981.

Tax-Exempt Bond Fund	Sit	Michael C. Brilley	1999	President of Sit Fixed Income and Senior Vice President of Sit Investment Associates since 1984.

Tax-Exempt Bond Fund	Sit	Paul J. Jungquist	1999	Vice President of Sit Fixed Income since 1997.

International Fund	Parametric	James Reber	2010
Managing Director, Portfolio Management. Mr. Reber is responsible for portfolio management of Parametric’s Private Client Direct Group —primarily serving Parametric’s wealth management and family office client base. The Private Client Direct Group manages U.S., non-U.S. and global Tax-Managed Core portfolios as well as custom portfolio management mandates. Prior to joining Parametric in 2004, James was a Senior Associate with Standard and Poor’s Corporate Value Consulting Group providing financial valuation services to IT and technology industries. He received an M.B.A. from the University of Washington, and a B.S. in Chemical Engineering from Michigan State University.

International Fund	Parametric	Thomas Seto	2010
Head of Investment Management, Seattle Investment Center. Mr. Seto is responsible for all portfolio management and trading at the Seattle Investment Center, and is a member of the Executive Committee. Prior to joining Parametric in 1998, Thomas served as the Head of U.S. Equity Index Investments at Barclays Global Investors. He holds an M.B.A. in Finance from the University of Chicago Booth School of Business, and a B.S. in Electrical Engineering from the University of Washington.

International Fund	Artisan Partners	N. David Samra	2009	Portfolio Manager at Artisan Partners since 2002 and a Managing Director of Artisan Partners.

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Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

International Fund	Artisan Partners	Daniel J. O’Keefe	2009	Portfolio Manager at Artisan Partners since 2006 and a Managing Director of Artisan Partners.

International Fund	Denver	John Fenley	2012	Partner, Director of International Research, Portfolio Manager. He joined Denver in 2000.

International Fund	Denver	Jeremy Duhon	2012	Partner, Portfolio Manager, Analyst. He joined Denver in 2004.

International Fund	WCM	Kurt Winrich	2012	Chairman of WCM and Portfolio Manager. He joined WCM in 1984.

International Fund	WCM	Paul Black	2012	President of WCM and Portfolio Manager. He joined WCM in 1989.

International Fund	WCM	Peter Hunkel	2012	Portfolio Manager and Business Analyst at WCM. He joined WCM in 2007.

International Fund	WCM	Mike Trigg	2012	Portfolio Manager and Business Analyst at WCM. He joined WCM in 2006.

International Fund	Templeton	Harlan Hodes	2012	Harlan Hodes is an executive vice president for the Templeton Global Equity Group. He joined Templeton in 2001.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

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Buying Shares

Investment Minimums

Initial and subsequent investments in any Fund must be at least $1,000.

Buying Shares by Mail

Initial Purchases

•
For initial purchases of any Fund’s shares, complete the Purchase Order and Account Application and send it with your check to The Northern Trust Company, the Funds’ transfer agent. If you need additional copies, call (855) 684-9144.

•	Send a completed purchase application together with a check for the amount of the investment to:

Clearwater Investment Trust Funds
(specify fund)
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766

•	Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check.

Subsequent Purchases

•	Send a check for the amount of the subsequent purchase by mail directly to the transfer agent at the address above.
•	Be sure to include your Fund and account number on checks for subsequent investments.

Exchanging and Redeeming Shares

Exchange Privilege

Contact The Northern Trust Company, the Funds’ transfer agent, to exchange into other Clearwater Funds. An exchange of shares from one Fund to another is a taxable transaction.

•	You may exchange shares only for shares of another Clearwater Fund.

•	You must meet the minimum investment amount for each Fund unless you are exchanging into a Fund you already own.

•	Your Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

To learn more about the exchange privilege, contact The Northern Trust Company or consult the SAI.

Exchanging and Redeeming Shares by Phone

You may exchange or redeem shares by telephone. Redemption proceeds can be sent by check to your address of record. You may be asked to provide proper identification information. Telephone exchange and redemption requests may be made by calling the transfer agent at (855) 684-9144 between 9:00 a.m. and 6:00 p.m. Eastern Time on any business day; provided that orders received will be processed at the net asset value per share next determined after receipt of your request in good order. If telephone exchanges or redemptions are not available for any reason, you may use the Fund’s exchange or redemption by mail procedure described elsewhere in this prospectus.

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Redemptions by Mail

You may redeem some or all of your shares by sending a written request to:

Clearwater Investment Trust
(specify fund)
P.O. Box 4766
Chicago, IL 60680-4766

The written request for redemption must be in good order. A request in good order means that you have provided the following information. Your request will not be processed without this information.

•	Name of the Fund
•	Account number
•	Dollar amount or number of shares being redeemed
•	Signature of each owner exactly as account is registered

Other documentation required by The Northern Trust Company may include, if applicable, endorsed share certificates.

If your redemption proceeds are to be sent to an address other than your address of record, your request must include a Medallion Signature Guarantee. You may obtain a signature guarantee from most banks, securities broker/dealers, credit unions and federal savings and loans, but not from a notary public.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears. Your redemption proceeds will be sent by check to your address of record. Redemption proceeds may be sent to an address other than that of record if the request includes a signature guarantee.

Frequent Purchases and Redemption of Fund Shares

Risks that Frequent Purchases and Redemptions May Present for Long-Term Shareholders

It is the position of the Funds that frequent purchases and redemptions (sometimes referred to as “round trips” or “market timing”), including exchanges, by certain shareholders may create additional risk for serious Fund investors. These risks include the potential dilution in value of Fund shares, interference with the efficient implementation of a Fund’s investment strategy, increased brokerage and other trading costs, and increased administration costs. The Funds discourage frequent purchases and redemptions and encourage long-term investing.

Policies and Procedures with Respect to Frequent Purchases and Redemptions

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds’ Board of Trustees discourages frequent purchases and redemption of Fund shares by Fund shareholders.

The Trust administers these market timing policies and procedures and considers suspicious behavior under such policies and procedures to be suspicious under its anti-money laundering policy. In administering these policies and procedures, the Funds do not discriminate regarding the method by which a share transaction is delivered to its transfer agent. To the extent possible, the Trust enforces these policies and procedures equally regardless of whether share transactions occur directly, through broker-dealers or other omnibus accounts. Pursuant to the Funds’ policies and procedures, the Funds seek to detect and prevent frequent purchases and redemptions (including exchanges) primarily through the monitoring of share transactions. Generally, purchases and redemptions within five days of each other are deemed to be suspicious. Round trip transactions over a period greater than five days are not necessarily deemed to be innocent. The Funds do not specifically limit the number of round trips a shareholder may make in any given year, but do consider an excessive number of round trips to be detrimental to serious investors. The Funds specifically reserve the right to reject any purchase request for any reason and to suspend or terminate shareholders’ exchange privileges if they engage in an excessive pattern of exchanges. In addition, as discussed below under “Other Things to Know About Share Transactions - Share Price,” the Funds use fair value pricing to, among other things, reflect changes in value of a security if the investment manager determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Fund calculates its net asset value. Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

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Where a shareholder can clearly demonstrate that a suspicious trade was in fact due to an innocent mistake, such as the innocent failure to anticipate a cash need, such mistake will not result in the termination of purchase or exchange privileges. However, these privileges will be terminated should the pattern of mistakes be such as to either appear suspicious regardless of explanation or have the potential to create the types of risks described above.

While the Funds use reasonable efforts to detect frequent trading activity, there can be no assurance that such efforts will be successful or that market timers will not employ tactics designed to evade detection. If unsuccessful, your return from an investment in a Fund may be adversely affected.

Other Things to Know About Share Transactions

Each Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the Commission

•	Pay redemption proceeds consisting of portfolio securities or non-cash assets for redemptions of greater than $1 million

Small Account Balances

If your account falls below $1,000 because of redemption of Fund shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below $1,000 after 30 days, the Fund may close your account and send you the redemption proceeds.

Share Price

You may buy, exchange, or redeem shares at the net asset value per share next determined after receipt of your request in good order. Each Fund’s net asset value per share is the value of its assets minus its liabilities divided by the total shares outstanding. Each Fund calculates its net asset value when regular trading closes on the NYSE (normally 4:00 p.m., Eastern Time) if such calculation is then required to properly process a purchase order, redemption request or exchange request for shares of the Fund. The NYSE is closed on weekends and certain holidays listed in the SAI.

The Funds generally value their portfolio securities based on market prices or quotations. When closing market prices or market quotations are not available or are considered by the investment manager to be unreliable for a security, the Fund values the security at its fair value. All methods of determining the value of a security used by the Fund on a basis other than market value are forms of fair value. All fair valuations of securities are made pursuant to procedures adopted and regularly reviewed for accuracy by the Board of Trustees. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The use of fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. For market prices and quotations, as well as for some fair value methods, the Funds rely upon securities prices provided by pricing services.

The Funds use the fair value of a security, including a non-U.S. security, when the investment manager determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a Fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the Fund determines its net asset value. This may occur particularly with respect to certain foreign securities held by the International Fund, in which case the Fund may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s net asset value is calculated. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by a Fund could change on a day you cannot buy or sell shares of the Fund.

The Funds may use a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The Fund values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by those investment companies. The prospectuses of the Funds explain the circumstances under which the Funds will use fair value pricing and the effects of using fair value pricing.

42

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

You may have difficulty contacting the Funds by telephone during times of market volatility or disruption in telephone service. On NYSE holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the Funds by telephone, you should communicate with the Funds in writing.

Household Delivery of Fund Documents

With your consent, the transfer agent of the Clearwater Investment Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with any of the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the transfer agent by telephone or in writing. The transfer agent will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

Dividends, Distributions and Taxes

The Funds normally pay dividends and distribute capital gain, if any, as follows:

Dividends, Distributions and Taxes

Annual distributions of income and capital gain are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

The Core Equity Fund and the International Fund expect to make annual distributions primarily from dividends while the Small Companies Fund expects to make annual distributions primarily from capital gain. The Funds may pay additional distributions and dividends at other times if necessary to avoid a federal income or excise tax.

The Tax-Exempt Bond Fund declares any dividends from net investment income daily and pays the dividends monthly. The Tax-Exempt Bond Fund intends to meet certain federal income tax requirements so that distributions of tax-exempt interest income will be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. The Tax-Exempt Bond Fund may invest up to 20% of its assets in municipal securities that generate interest income subject to the alternative minimum tax for individuals. All exempt-interest dividends may increase certain corporate shareholders’ alternative minimum tax. The Tax-Exempt Bond Fund expects that its distributions will consist primarily of exempt-interest dividends. The Tax-Exempt Bond Fund’s exempt-interest dividends may be subject to state and local taxes. Any capital gains or income dividends, other than exempt-interest dividends, distributed by the Tax-Exempt Bond Fund will be taxable.

Capital gain distributions and dividends are reinvested in additional Fund shares. Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

In general, redeeming and exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash or additional shares) are all taxable events.

43

Transaction	U.S. Federal Income Tax Status

Redemption or exchange of shares
Usually capital gain or loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Short-term capital gain distributions	Ordinary income

Taxable income dividends	Ordinary income or “qualified dividend income”

Exempt-interest dividends (Tax-Exempt Bond Fund only)	Exempt from regular U.S. federal income tax; may in some cases increase liability for alternative minimum tax

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

If the Core Equity Fund, the Small Companies Fund, or the International Fund reports a dividend as “qualified dividend income” and certain other conditions are met by the Fund and the shareholder, including holding period requirements, such dividends are taxable to individual shareholders at a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). The Tax-Exempt Bond Fund does not expect to pay any dividends that are “qualified dividend income.”

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

After the end of each year, the Funds will provide you with information about the distributions and dividends that you received and any redemption of shares during the previous year. If you do not provide a Fund with your correct taxpayer identification number and any required certifications or if a Fund is otherwise legally required to do so, you may be subject to back-up withholding of 28% on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

The International Fund may be subject to withholding or other taxes imposed by foreign countries. If the International Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either: (i) credit that proportional amount of taxes against U.S. federal income tax liability as a foreign tax credit; or (ii) take that amount as an itemized deduction. If the International Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty rate) on amounts treated as ordinary dividends from a Fund.

44

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds’ December 31, 2014 financial statements, are included in the annual report (available upon request).

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Core Equity Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$37.77	28.81	25.26	26.38	23.40
Income (loss) from investment operations:
Net investment income	0.60	0.51	0.40	0.33	0.38
Net realized and unrealized gains (losses)	2.91	8.95	3.54	(1.13)	2.99
Total from investment operations	3.51	9.46	3.94	(0.80)	3.37
Less distributions to shareholders from:
Net investment income	(0.63)	(0.50)	(0.39)	(0.32)	(0.39)
Distributions from net realized gains	(1.24)	-	-	-	-
Total distributions to shareholders	(1.87)	(0.50)	(0.39)	(0.32)	(0.39)
Net asset value, end of year	$39.41	37.77	28.81	25.26	26.38
Total return (a)	9.23%	32.85%	15.64%	(3.04)%	14.42%
Net assets, end of year (000s omitted)	$541,017	523,042	395,242	332,320	344,270
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)(e)(f)	0.50%	0.50%	0.54%	0.53%	0.30%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)(e)(f)	0.90%	0.90%	0.90%	0.69%	0.45%
Ratio of net investment income, net of waivers, to average net assets (c)(d)(e)(f)	1.50%	1.51%	1.49%	1.25%	1.60%
Ratio of net investment income, before waivers, to average net assets (c)(d)(e)(f)	1.10%	1.11%	1.13%	1.09%	1.45%
Portfolio turnover rate (excluding short-term securities)	13.54%	21.07%	22.31%	27.01%	43.65%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.50%. Also effective March 15, 2013, the Advisor increased the voluntary waiver to 0.40%.

(d)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.52%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.38%.

(e)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 0.60%. Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.30%.

(f)	Effective December 1, 2010, the Adviser discontinued the voluntary waiver previously in effect.

See accompanying notes to financial statements.

45

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Small Companies Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$22.35	18.70	16.91	18.70	14.41
Income (loss) from investment operations:
Net investment income	0.05	0.05	0.09	0.01	-
Net realized and unrealized gains (losses)	1.10	6.30	3.10	(0.28)	4.31
Total from investment operations	1.15	6.35	3.19	(0.27)	4.31
Less distributions to shareholders from:
Net investment income	(0.04)	(0.06)	(0.10)	(0.01)	(0.02)
Net realized gain	(3.16)	(2.64)	(1.30)	(1.51)	-
Total distributions to shareholders	(3.20)	(2.70)	(1.40)	(1.52)	(0.02)
Net asset value, end of year	$20.30	22.35	18.70	16.91	18.70
Total return (a)	5.03%	34.01%	19.02%	(1.62)%	29.99%
Net assets, end of year (000s omitted)	$333,888	343,068	281,936	239,508	256,237
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)	0.94%	0.95%	1.00%	0.98%	0.95%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets(c)(d)	0.24%	0.21%	0.51%	0.05%	(0.02)%
Ratio of net investment income (loss), before waivers, to average net assets(c)(d)	(0.17)%	(0.19)%	0.16%	(0.32)%	(0.42)%
Portfolio turnover rate (excluding short-term securities)	55.51%	59.84%	59.48%	64.54%	71.05%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.94%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.41%.

(d)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 1.00%. Also effective June 1, 2011, the Adviser reduced the voluntary waiver to 0.35%.

See accompanying notes to financial statements.

46	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Tax-Exempt Bond Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.23	10.15	9.62	9.06	9.25
Income (loss) from investment operations:
Net investment income	0.44	0.46	0.48	0.48	0.47
Net realized and unrealized gains (losses)	0.95	(0.84)	0.53	0.56	(0.19)
Total from investment operations	1.39	(0.38)	1.01	1.04	0.28
Less distributions to shareholders from:
Net investment income	(0.44)	(0.46)	(0.48)	(0.48)	(0.47)
Net realized gain	(0.02)	(0.08)	-	-	-
Total distributions to shareholders	(0.46)	(0.54)	(0.48)	(0.48)	(0.47)
Net asset value, end of year	$10.16	9.23	10.15	9.62	9.06
Total return (a)	15.29%	(3.77)%	10.66%	11.81%	2.99%
Net assets, end of year (000s omitted)	$507,982	465,026	527,118	518,834	516,202
Ratio of expenses, net of waivers, to average net assets (b)(c)	0.33%	0.34%	0.36%	0.36%	0.36%
Ratio of expenses, before waivers, to average net assets (b)(c)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income, net of waivers, to average net assets(c)	4.48%	4.78%	4.79%	5.08%	5.00%
Ratio of net investment income, before waivers, to average net assets(c)	4.21%	4.52%	4.55%	4.84%	4.76%
Portfolio turnover rate (excluding short-term securities)	22.25%	31.65%	28.06%	24.83%	28.95%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.33%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.27%.

See accompanying notes to financial statements.

47	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
International Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$15.76	13.33	12.23	14.33	13.16
Income (loss) from investment operations:
Net investment income	0.35	0.29	0.30	0.30	0.23
Net realized and unrealized gains (losses)	(1.08)	2.62	1.88	(2.08)	1.27
Total from investment operations	(0.73)	2.91	2.18	(1.78)	1.50
Less distributions to shareholders from:
Net investment income	(0.36)	(0.34)	(0.31)	(0.29)	(0.23)
Net realized gain	(0.26)	(0.14)	(0.77)	(0.03)	(0.10)
Total distributions to shareholders	(0.62)	(0.48)	(1.08)	(0.32)	(0.33)
Net asset value, end of year	$14.41	15.76	13.33	12.23	14.33
Total return (a)	(4.70)%	21.85%	17.91%	(12.44)%	11.39%
Net assets, end of year (000s omitted)	$481,943	511,904	408,059	305,071	346,415
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)(e)	0.67%	0.66%	0.62%	0.77%	0.80%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income, net of waivers, to average net assets (c)(d)(e)	2.22%	1.99%	2.39%	2.15%	1.77%
Ratio of net investment income, before waivers, to average net assets (c)(d)(e)	1.89%	1.65%	2.01%	1.92%	1.57%
Portfolio turnover rate (excluding short-term securities)	15.33%	22.54%	72.32%	36.93%	30.82%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, increased to 0.67%. Also effective March 15, 2013, the Adviser reduced the voluntary waiver to 0.33%.

(d)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.60%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.40%.

(e)
Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.75%. Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.25%. Effective December 5, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.70%. Also effective December 5, 2011, the Adviser increased the voluntary waiver to 0.30%.

See accompanying notes to financial statements.

48	(Continued)

Privacy Notice

Clearwater Management Company and Clearwater Investment Trust (collectively referred to as “Clearwater”) are committed to protecting the privacy and security of the nonpublic personal information that you provide to us. Clearwater has adopted policies and procedures we believe are reasonably designed to protect the nonpublic personal information of our fund shareholders. You trust us with your personal and financial information and we will honor that trust by handling your information carefully and using it only in your best interests. Because your personal and financial data is your private information, we hold ourselves to the highest standards in its safekeeping and use.

This notice will help you understand the types of information we collect and maintain, how that information is used and the safeguards in place to protect it.

Information We Collect and Maintain

We collect personally identifiable financial information from you when you open an account or conduct transactions in a Clearwater account. We collect this information from your account application, your transaction forms and information about your transactions, which we obtain while servicing your account. Examples of personally identifiable information that we may collect include:

•	Name and address
•	Social Security or taxpayer identification number
•	Account balance
•	Investment activity and history

What We Do With Your Personal Information

We do not disclose any nonpublic personal information about current or former fund shareholders or their accounts to third parties except when needed to complete your transactions, as permitted by law or as directed by you.

For example:

•
In order to open an account or execute transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Clearwater, such as another financial institution if you were to transfer assets between Clearwater and that institution.

•
Where permitted by law, we may disclose your nonpublic personal information to service providers, including nonaffiliated companies, to perform services on behalf of Clearwater (such as Fiduciary Counselling, Inc., a subadviser to the Clearwater Funds).

In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. We also require these third parties to treat your private information with the same high degree of confidentiality that we do.

We will release information about you only if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to prevent fraud or to comply with the anti-money laundering provisions of the USA PATRIOT Act).

49

How We Safeguard Your Personal Information

Clearwater maintains strict physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your nonpublic personal information. These safeguards include procedures regarding physical security, data security, and records retention.

We restrict access to information about you to those Clearwater employees who need to know the information in order to provide services to you. We have also implemented measures to protect your information from unauthorized access to or use of the information in connection with its disposal.

When information is required or directed to be shared with nonaffiliated third parties as necessary to conduct authorized activities on your behalf, Clearwater requires such third parties to adhere to strict privacy standards.

We Will Keep You Informed

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, but be assured that if we do change our policy, we will tell you promptly.

If you have any questions or concerns regarding this policy, please contact us.

50

Clearwater Investment Trust

EXECUTIVE OFFICERS	CLEARWATER CORE EQUITY FUND
Justin H. Weyerhaeuser, President and Treasurer	SUBADVISERS
Frederick T. Weyerhaeuser, Secretary	Parametric Portfolio Associates LLC
1918 Eighth Avenue, #3100
INVESTMENT MANAGER	Seattle, WA 98101
Clearwater Management Co., Inc.
2000 Wells Fargo Place	AQR Capital Management, LLC
30 East 7th Street	Two Greenwich Plaza
St. Paul, MN 55101-4930	Greenwich, CT 06830

CUSTODIAN FOR THE FUNDS	O’Shaughnessy Asset Management, LLC
The Northern Trust Company	6 Suburban Avenue
50 LaSalle Street	Stamford, CT 06901
Chicago, IL 60675
Osterweis Capital Management, LLC
COUNSEL FOR THE FUNDS	One Maritime Plaza, Suite 800
Dechert LLP	San Francisco, CA 94111
One International Place
40th Floor	Fiduciary Counselling, Inc.
100 Oliver Street	30 East 7th Street, Suite 2000
Boston, MA 02110-2605	St. Paul, Minnesota 55101-4930

INDEPENDENT REGISTERED PUBLIC	CLEARWATER SMALL COMPANIES FUND
ACCOUNTING FIRM	SUBADVISERS
KPMG LLP	Kennedy Capital Management, Inc.
90 South 7th Street	10829 Olive Boulevard
4200 Wells Fargo Center	St. Louis, MO 63141-7739
Minneapolis, MN 55402
Keeley Asset Management Corp.
ADMINISTRATOR AND ACCOUNTING	111 W. Jackson Blvd., Suite 810
SERVICES AGENT FOR THE FUNDS	Chicago, IL 60604
The Northern Trust Company
50 LaSalle Street	Fiduciary Counselling, Inc.
Chicago, IL 60675	30 East 7th Street, Suite 2000
St. Paul, Minnesota 55101-4930
TRANSFER AGENT FOR THE FUNDS
The Northern Trust Company	CLEARWATER TAX-EXEMPT
50 LaSalle Street	BOND FUND SUBADVISERS
Chicago, IL 60675	Sit Fixed Income Advisors II, L.L.C.
3300 IDS Center
TRUSTEES	80 South Eighth Street
Sara G. Dent	Minneapolis, MN 55402
James E. Johnson
Charles W. Rasmussen	Fiduciary Counselling, Inc.
Laura E. Rasmussen	30 East 7th Street, Suite 2000
Edward R. Titcomb III	St. Paul, Minnesota 55101-4930
Frederick T. Weyerhaeuser
Justin H. Weyerhaeuser

51

CLEARWATER INTERNATIONAL FUND
SUBADVISERS
Parametric Portfolio Associates LLC
1918 Eighth Avenue, #3100
Seattle, WA 98101

Artisan Partners Limited Partnership
875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202

Denver Investments
1225 17th Street #2600
Denver, CO 80202

WCM Investment Management
281 Brooks Street
Laguna Beach, CA 92651-2974

Templeton Investment Counsel, LLC
300 Southeast 2nd Street
Fort Lauderdale, FL 33301

Fiduciary Counselling, Inc.
30 East 7th Street, Suite 2000
St. Paul, Minnesota 55101-4930

If someone makes a statement about the Funds that is not in this prospectus, you should not rely upon that information. The Funds are not offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.

52

Clearwater Investment Trust

Clearwater Core Equity Fund - Ticker Symbol: QWVPX

Clearwater Small Companies Fund - Ticker Symbol: QWVOX

Clearwater Tax-Exempt Bond Fund - Ticker Symbol: QWVQX

Clearwater International Fund - Ticker Symbol: QCVAX

Additional Information About the Funds

Shareholder Reports.

Annual and semiannual reports to shareholders provide additional information about the Funds’ investments. These reports discuss the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information.

The SAI provides more detailed information about each Fund. It is incorporated by reference into (and is legally a part of) this combined prospectus.

How to Obtain Additional Information.

You can make inquiries about the Funds or obtain shareholder reports or the SAI (without charge) by contacting the transfer agent, by calling (855) 684-9144 or writing the Funds at P.O. Box 4766, Chicago, IL 60680-4766. The Funds do not have an internet web site.

You can also review and copy the Funds’ shareholder reports, prospectus and SAI at the Commission’s Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling (202) 551-8090. Copies of these materials may be obtained, upon payment of a duplicating fee, by sending an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You can get the same reports and information free from the Commission’s EDGAR Database on its internet web site at http://www.sec.gov.

(Investment Company Act file no. 811-05038)

April 30, 2015

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund - Ticker Symbol: QWVPX

Clearwater Small Companies Fund - Ticker Symbol: QWVOX

Clearwater Tax-Exempt Bond Fund - Ticker Symbol: QWVQX

Clearwater International Fund - Ticker Symbol: QCVAX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2015 (the “Prospectus”) of Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Small Companies Fund (“Small Companies Fund”), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund”). A copy of the Prospectus can be obtained free of charge by calling The Northern Trust Company at 1-855-684-9144 or by written request to The Northern Trust Company at P.O. Box 4766, Chicago, IL 60680-4766 (Attention: Clearwater Investment Trust). The most recent annual report to shareholders accompanies this SAI and is incorporated herein.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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INVESTMENT OBJECTIVES AND POLICIES

General. Core Equity Fund, International Fund, Small Companies Fund and Tax-Exempt Bond Fund (each, a “Fund” and collectively, the “Funds” or the “Clearwater Funds”) are each separate, diversified investment portfolios of Clearwater Investment Trust (the “Trust”), an open-end, management investment company organized as a Massachusetts business trust on January 12, 1987, under the laws of the Commonwealth of Massachusetts. The combined prospectus of Core Equity Fund, International Fund, Small Companies Fund and Tax-Exempt Bond Fund, dated April 30, 2015, identifies the investment objectives and principal investment policies of the Funds. Each Fund’s investment objective is classified as non-fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval.

Under normal market conditions, Core Equity Fund will invest approximately 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Core Equity Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 5% of the Core Equity Fund’s total assets. Under normal market conditions, Small Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that have total equity market capitalizations no greater than $5 billion at the time of purchase. Under normal market conditions, Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. Under normal market conditions, International Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The International Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 5% of the International Fund’s total assets.

Other policies of the Funds are set forth below.

EQUITY SECURITIES

Each of Core Equity Fund’s, International Fund’s and Small Companies Fund’s portfolio of equity securities may consist of common and preferred stocks that trade on one of the numerous organized and regulated securities exchanges worldwide and either have the potential for capital appreciation or pay dividends or both, as well as securities convertible into such common or preferred stocks. Tax-Exempt Bond Fund’s investment in equity securities will be limited to other open-end and closed-end tax-exempt investment companies, or equity securities received in the course of a “work-out” situation subsequent to a bankruptcy.

Common Stocks. Each of Core Equity Fund, International Fund and Small Companies Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Securities and Convertible Securities. Each of Core Equity Fund, International Fund and Small Companies Fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s stock by exchange or purchase at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants and Rights. Each of Core Equity Fund, International Fund and Small Companies Fund may invest in warrants and rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a right or warrant does not make the Fund a shareholder of the underlying stock. The right or warrant holder has no voting or dividend rights with respect to the underlying stock. A right or warrant does not carry any right to assets of the issuer, and for this reason such investments may be more speculative than other equity-based investments.

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Foreign Securities. The Core Equity Fund may invest up to 20% of its net assets and the Small Companies Fund may invest up to 25% of its net assets in equity securities of foreign issuers from developed and developing countries throughout the world. Under normal market conditions, the International Fund expects to invest at least 80% of its net assets in equity securities of foreign issuers from developed and developing countries. Changes in foreign currency exchange rates will affect the value of foreign securities that are denominated in foreign currencies and investment in such securities may result in higher expenses due to costs associated with converting U.S. dollars to foreign currencies.

Rule 144A Securities. The International Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A (“Rule 144A securities”) under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The International Fund may purchase Rule 144A securities that are privately placed in the United States. Most of the securities purchased by International Fund under Rule 144A are then typically freely tradable outside the U.S. either on a non-U.S. securities exchange or over-the-counter.

The relevant subadviser, in conjunction with the investment manager (as defined below) as appropriate and under the supervision of the Funds’ Board of Trustees, may consider whether Rule 144A securities are illiquid. In making a determination of whether a Rule 144A security is liquid or not, the subadviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the subadviser could consider: (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets; and (6) other factors, if any, which the subadviser deems relevant to determining the existence of a trading market for such security. The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, the subadviser determined that a Rule 144A security is no longer liquid, the International Fund’s holdings of illiquid securities would be reviewed by the investment manager to determine what steps, if any, are required to assure that the International Fund continues to meet its non-fundamental investment restriction with regard to securities that are not readily marketable. Investing in Rule 144A securities could have the effect of increasing the amount of the International Fund’s assets invested in illiquid securities if such securities are not freely tradable outside the U.S. and qualified institutional buyers are unwilling to purchase such securities.

FIXED INCOME SECURITIES

Corporate Debt Obligations (Core Equity Fund, Small Companies Fund and International Fund only). Core Equity Fund, Small Companies Fund and International Fund each may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Each of Small Companies Fund and International Fund may invest in long-term fixed income securities (with maturities exceeding ten years) and intermediate-term fixed income securities (with maturities ranging from one to ten years) and all three Funds may invest in short-term fixed income securities (with maturities of less than one year). Core Equity Fund invests in short-term fixed income securities primarily for temporary defensive purposes. Because fixed income securities tend to decrease in value when interest rates rise and increase in value when interest rates fall, each Fund’s performance may be affected by its subadviser’s ability to anticipate and respond to fluctuations in market interest rates.

In order to reduce the risk of nonpayment of principal or interest on fixed income securities, each Fund will invest in such securities only if they are rated, at the time of investment, BBB or better by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined to be of equivalent quality by the subadviser (i.e., investment grade). Fixed income securities in the lowest investment grade category (i.e., BBB or Baa) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Neither Fund is required to dispose of securities whose ratings drop below investment grade, but a Fund may do so if considered appropriate by its portfolio subadviser. See Appendix A for a description of the corporate bond ratings assigned by Moody’s and Standard & Poor’s.

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Exchange Traded Notes (“ETNs”). Core Equity Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also incur certain expenses not incurred by their applicable index.

U.S. Government Securities. U.S. Government securities in which each Fund may invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and dates of issuance and include U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations of varying maturities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although the payment when due of interest and principal on U.S. Treasury securities is backed by the full faith and credit of the United States, such guarantee does not extend to the market value of such securities and, accordingly, each Fund’s investments in such securities will cause its net asset value to fluctuate. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

MUNICIPAL OBLIGATIONS (Tax-Exempt Bond Fund only)

Tax-Exempt Bond Fund invests primarily in municipal securities. The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

Certain types of municipal bonds known as private activity bonds are issued to obtain funding for privately operated facilities. Under current tax law, the Fund’s distribution (as an exempt-interest dividend) of interest income earned by the Fund from certain private activity bonds is an item of tax preference for a shareholder that is subject to the alternative minimum tax. In addition, exempt-interest dividends may increase a corporate shareholder’s alternative minimum tax.

Municipal securities in which the Fund invests include securities that are issued by a state or its agencies, instrumentalities, municipalities and political subdivisions, or by territories or possessions of the United States. Tax-exempt municipal securities include municipal bonds, municipal notes, municipal commercial paper and municipal leases.

Municipal Bonds. Municipal bonds generally have maturities at the time of issuance ranging from one to thirty years, or more. Municipal bonds are issued to raise money for various public purposes. The two principal types of municipal bonds are general obligation bonds and revenue bonds. The Fund may invest in both in any proportion. General obligation bonds are secured by the full faith, credit and taxing power of the issuing municipality and not from any particular fund or revenue source. Revenue bonds are not backed by the municipality’s general taxing power but by the revenues derived from a facility or class of facilities or from the proceeds of a special excise or other specific revenue source.

Municipal Notes. Municipal notes generally mature in three months to three years.

Municipal Commercial Paper. Municipal commercial paper generally matures in one year or less.

Municipal Leases. Tax-Exempt Bond Fund may invest up to 25% of its net assets in municipal lease obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract or a conditional sales contract in any of the above. In determining leases in which the Fund will invest, the subadviser will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the subadviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

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Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referendum, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “nonappropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

In addition to the “nonappropriation” risk, municipal leases have additional risk aspects because they do not have the depth of marketability associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized “bond counsel,” as is customarily required in larger issues of municipal securities.

Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission (“Commission” or “SEC”). Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund’s Board of Trustees. Under these guidelines, the subadviser will consider factors including, but not limited to (1) whether the lease can be canceled, (2) what assurance there is that the assets represented by the lease can be sold, (3) the issuer’s general credit strength (e.g., its debt, administrative, economic and financial characteristics), (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of non-appropriation”), and (5) the legal recourse in the event of failure to appropriate.

Housing Authority Bonds. Tax-Exempt Bond Fund may invest without limitation in obligations of municipal housing authorities, which include both single family and multifamily mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on multifamily housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period of time.

The exclusion from gross income for U.S. federal income tax purposes of the interest on certain housing authority bonds depends on qualification under relevant provisions of the Internal Revenue Code of 1986, as amended (the “Tax Code”) and on other provisions of federal law. These provisions of federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage bonds and the income levels of occupants of the housing units financed with the proceeds of the single and multifamily housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single family mortgages and the owners of the rental projects financed with the multifamily housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage, which might otherwise permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy bonds.

Industrial Development Revenue Bonds. Tax-Exempt Bond Fund may invest in industrial development revenue bonds. Industrial development revenue bonds are backed by the user of the facilities and the specific revenues of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities or the credit standing of a third-party guarantor or other credit enhancement participant, if any.

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Zero Coupon Securities. Tax-Exempt Bond Fund may invest in zero coupon securities. Such securities are debt obligations, which do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches and this accretion (adjusted for amortization) is recognized as interest income. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

DERIVATIVES

To the extent the Funds intend to engage in commodity interest trading which includes trading futures, commodity options, options on futures and swaps, the Funds and their operator intend to rely on an exclusion from registration as a “commodity pool operator” pursuant to Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”), which excludes certain otherwise regulated entities that meet the conditions of the exclusion and have made the appropriate notice filing with the National Futures Association from CFTC regulation. Investors should note that the CFTC has adopted certain amendments to Rule 4.5 that make qualification for the exclusion contingent on a Fund only engaging in a de minimis amount of commodity interest trading. There is no certainty that a Fund, its investment manager, and other parties will be able to rely on this exclusions in the future. If commodity pool operator registration is necessary with regard to a Fund, that Fund may incur additional costs.

As an open-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund’s daily marked-to-market net obligations (i.e., each Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

Options on Securities and Securities Indices. Core Equity Fund may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The Core Equity Fund’s use of derivatives may be limited as a significant portion of the Fund is managed with a strategy of minimizing tax liability and maintaining a low turnover rate.

Small Companies Fund may write (sell) covered call options in standard contracts traded on national securities exchanges or those which may be traded over-the-counter (“OTC”) and quoted in a NASDAQ market, provided that Small Companies Fund continues to own the securities covering each call until the call has been exercised or has expired, or until Small Companies Fund has purchased a closing call to offset its obligations to deliver securities pursuant to the call it has written.

Core Equity Fund, International Fund and Small Companies Fund may not write covered call options on more than 25% of the market value of any single portfolio security. In addition, none of the Funds has a present intention of writing covered call options on portfolio securities with an aggregate market value exceeding 5% of such Fund’s net assets.

Tax-Exempt Bond Fund may purchase and write (sell) exchange traded put and call options on debt securities of an amount up to 5% of its net assets for the purpose of hedging. The Tax-Exempt Bond Fund may, from time to time, write exchange-traded covered call options on debt securities, but the Fund will not write put options on debt securities. A put option (sometimes called a standby commitment) gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option (sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

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Futures Contracts and Options on Futures Contracts. To hedge against changes in interest rates or securities prices and to gain exposure to the equity market, Core Equity Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. To hedge against changes in interest rates or securities prices, International Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Core Equity Fund and International Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities and securities indices. The International Fund may engage in futures and the Small Companies Fund and International Fund may engage in related options transactions for hedging purposes. The Core Equity Fund may engage in futures and related options transactions for hedging purposes and to gain exposure to the equity market. These transactions involve brokerage costs and require margin deposits.

Tax-Exempt Bond Fund may invest in interest rate futures contracts, interest rate index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates.

An interest rate futures contract is an agreement to purchase or deliver an agreed amount of debt securities in the future for a stated price on a certain date. The Fund may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Tax-Exempt Bond Fund may purchase and sell put and call options and options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities.

A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Fund.

Purchase of Put Options on Futures Contracts. Tax-Exempt Bond Fund may purchase put options on futures contracts if the subadviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the subadviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities, which is a form of hedging.

Purchase of Call Options on Futures Contracts. Tax-Exempt Bond Fund may purchase call options on futures contracts if the subadviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Fund will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund’s cash can be used to buy long-term securities.

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Swap Agreements. Each Fund may enter into swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments. Certain swaps are centrally-cleared and will eventually be exchange-traded. Although central clearing is expected to decrease the credit risk involved in bilateral swaps, central clearing would not make the contracts risk-free. Exchange-trading is expected to improve swap liquidity, but there is no guarantee that a Fund could consider exchange-traded swaps to be liquid.

A Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. The Core Equity Fund may also enter into swap agreements to gain exposure to the equity market. Even a small investment in a swap can have a big impact on the Fund’s market exposure. In a bilateral swap, a Fund bears the risk of default by its swap counterparty. In a centrally-cleared swap, the Fund bears the risk of a default by the central clearing counterparty. In either case, a Fund may not be able to terminate its obligations under the swap agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements limit their use by the Fund as a regulated investment company under the Tax Code.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Eventually, many but not all forward foreign currency exchange contracts will be exchange-traded and centrally-cleared. The International Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. The International Fund generally will not enter into a forward contract with a term longer than one year.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, the International Fund may use foreign currency futures contracts and options on such futures contracts.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the International Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the International Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the International Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the International Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the International Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the International Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

OTHER INVESTMENT TECHNIQUES

Repurchase Agreements. In order to earn income for periods as short as overnight, each Fund may enter into repurchase agreements with commercial and investment banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. Under a repurchase agreement, a Fund acquires a money market instrument (generally a U.S. Government security) which is subject to resale by the Fund on a specified date (within one week) at a specified price (which price reflects an agreed-upon interest rate effective for the period of time the Fund holds the investment and is unrelated to the interest rate on the instrument). Repurchase agreements entered into by a Fund will be fully collateralized by obligations with a market value, monitored daily by the portfolio manager, of not less than 100% of the obligation plus accrued interest. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. The staff of the Commission has taken the position that repurchase agreements of more than seven days’ duration are illiquid securities.

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Lending of Portfolio Securities (Core Equity Fund, Small Companies Fund and International Fund). Core Equity Fund, the Small Companies Fund and the International Fund may earn additional income by lending portfolio securities to broker/dealers that are members of the New York Stock Exchange (the “NYSE”) and other financial institutions under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. However, none of the Funds will make loans of portfolio securities that represent more than 5% of their net assets. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also will receive compensation based on investment of the collateral. A Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will attempt to call the loan in anticipation of an important vote to be taken among holders of the securities or of an opportunity to give or withhold consent on a material matter affecting the investment.

Foreign Currency Transactions. International Fund may invest in securities which are purchased and sold in foreign currencies as a principal investment strategy. The value of the International Fund’s assets as measured in U.S. dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. The International Fund therefore may enter into foreign currency transactions as a principal investment strategy.

The International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Eventually, many but not all forward foreign currency exchange contracts will be exchange-traded and centrally-cleared.

The International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The International Fund may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date the International Fund contracts to purchase or sell a security and the settlement date, or to “lock in” the U.S. dollar equivalent of a dividend or interest payment made in a foreign currency. The International Fund also may engage in “portfolio hedging” to protect against a decline in the value of its portfolio securities as measured in U.S. dollars which could result from changes in exchange rates between the U.S. dollar and the foreign currencies in which the portfolio securities are purchased and sold. The International Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

Although a foreign currency hedge may be effective in protecting the International Fund from losses resulting from unfavorable changes in exchanges rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the International Fund from favorable changes in exchange rates. The subadviser’s decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the subadviser’s view regarding future exchange rates proves to have been incorrect, the International Fund may realize losses on its foreign currency transactions.

Depositary Receipts. Each of Core Equity Fund’s and International Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Core Equity Fund and International Fund also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

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Temporary Defensive Investments. When in the judgment of its subadviser adverse market conditions warrant, each Fund may adopt a temporary defensive position by investing up to 100% of its assets in cash, repurchase agreements and money market instruments, including short-term U.S. Government securities, bankers’ acceptances, commercial paper rated at least A3 by Standard & Poor’s, Prime by Moody’s or, if not rated, determined to be of equivalent quality by the Fund’s subadviser.

When-Issued Securities. Each Fund may purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery.

Real Estate Investment Trusts. Core Equity Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like registered investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Tax Code. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

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RISK FACTORS

The investment risks specific to each Fund are as follows:

	Core Equity Fund	Small Companies Fund	International Fund	Tax-Exempt Bond Fund
Market Risk	X	X	X	X
Active Management Risk	X	X	X	X
Multi-Manager Risk	X	X	X
Micro-Sized Company Risk		X	X
Small-Sized Company Risk	X	X	X
Medium-Sized Company Risk	X	X	X
International Investing Risk	X	X	X
Emerging Markets Risk	X		X
Foreign Securities Market Risk	X		X
Investment Restriction Risk			X
Model and Data Risk	X
Tax-Managed Investment Risk	X		X
Investment Style Risks:
Growth Investing Risk	X	X	X
Value Investing Risk	X	X	X
Momentum Investing Risk	X
Passive Investing Risk	X		X
Issuer Risk				X
When-Issued Securities Risk	X	X	X	X
Credit Risk				X
Interest Rate Risk				X
Call Risk				X
Lending of Portfolio Securities Risk	X	X	X
Equity Securities Risk	X	X	X
Fixed Income Securities Risk	X	X	X	X
Below Investment Grade Securities Risk				X
Repurchase Agreements Risk	X	X	X	X
Derivative Instruments Risk	X	X	X	X
Option on Securities and Securities Indices Risk	X	X	X	X
Futures Contracts and Options on Futures Contracts Risk	X	X	X	X
Exchange-Traded Fund (“ETF”) and Underlying Investment Company Risk	X	X	X	X
Master Limited Partnership (“MLP”) Risk	X		X
Preferred Securities Risk	X	X	X
Convertible Securities Risk	X	X	X
Restructure Risk		X
Valuation Risk	X	X	X	X
Tax Risk				X

Market Risk. The price of equity and fixed income securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and are also generally more volatile than fixed income markets.

Active Management Risk. For the portions of the Funds’ portfolios that are actively managed, performance will reflect in part the ability of a subadviser to select securities and to make investment decisions that help to meet the Fund’s investment objective. A Fund could, therefore, underperform relevant benchmarks or other mutual funds with similar investment objectives.

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Multi-Manager Risk. Because each subadviser makes investment decisions independently, using different styles, a Fund could experience overlapping security selections that may not be complimentary. Certain advisers may be purchasing securities at the same time other advisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Micro-Sized Company Risk. Micro-sized company stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Small Company Risk. Stocks of smaller companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations and creating difficulties in selling the stocks at the desired time and price.

Medium-Sized Company Risk. Medium-sized companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general.

International Investing Risks. International equities may underperform and may be more volatile than investments in U.S. equities. Investing in international equity securities involves additional risks, including but not limited to the following:

•	Country Risks - Including less liquidity, potentially high inflation rates and unfavorable economic practices.
•
Currency Risk - Because the foreign securities in which a portion of a Fund’s assets may be invested, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates may affect a Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

•	Information Risk - Differences in financial reporting standards and less stringent regulation of existing standards which leads to a lack of uniformity.
•
Foreign Currency Hedging Transaction Risk - In order to hedge against adverse movements in currency exchange rates, a Fund may enter into forward foreign currency exchange contracts. If the adviser’s or subadviser’s forecast of exchange rate movements is incorrect, a Fund may realize losses on its foreign currency transactions. Additionally, a Fund’s hedging transactions may prevent a Fund from realizing the benefits of a favorable change in the value of foreign currencies.

•
Less Available Public Information about the Issuers of Securities - Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies. As a result, less information may be available to investors concerning non-U.S. investors.

•
Less Strict Regulation of Security Markets - Foreign countries generally have less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and, therefore, not all material information regarding these foreign issuers will be available.

•
Political and Economic Instability - International investing subjects investors to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, limits on removal of currency or other assets, and nationalization of assets.

Emerging Markets Risk. The risks of international investing (see above) are particularly significant in emerging markets and less developed markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets. In addition, many emerging markets governments participate to a significant degree in their economies and securities markets, which may negatively impact companies in those markets. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to International Fund shareholders.

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Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Certain of the companies may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, economic sanctions may be imposed against companies in various sectors of the Russian economy, including the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such sanctions, if imposed, could impair a Fund’s ability to meet its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting a Fund from selling or otherwise transacting in these investments. This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions. A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

Foreign Securities Market Risk. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested. In addition, settlement problems could cause a Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

Investment Restriction Risk. Some countries restrict foreign investments in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Model and Data Risk. One or more of the Fund’s subadvisers may rely heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Tax-Managed Investment Risk. Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. Use of a tax-managed strategy for a portion of the Fund’s assets may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although a smaller portion of the Fund’s total return may consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Although a tax-managed strategy is used with respect to a portion of the Fund’s assets, the Fund can realize capital gains.

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Investment Style Risks. A Fund is subject to investment style risk, which is the chance that returns differ from funds employing a similar style. Styles can be characterized with labels including growth or value, active or passive, tax sensitivity and/or quantitative techniques:

•
Growth Investing Risk - Growth stocks include companies that are believed to have above-average potential for growth in revenue, earnings, cash flow or other similar criteria. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

•
Value Investing Risk - Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Passive Investing Risk. Because a portion of a Fund is managed so that its holdings match those of a certain market index, a Fund faces a risk of poor performance if the target index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks. Even though a Fund invests a portion of its assets in the common stocks of companies represented in the target index, a Fund cannot guarantee the performance of that portion of a Fund will match the target index due to the need to maintain cash or other liquid securities available to meet redemption requests.

Issuer Risk. The value of an individual security may decline for any number of reasons related to the specific issuer, such as financial strength, consumer demand and company performance.

When-Issued Securities Risk. There may be a risk of loss to a Fund that engages in these transactions if the value of the security declines prior to the settlement date.

Credit Risk. The Fund could lose money if the issuers or guarantors of securities owned by the Fund default on the payment of principal or interest, or on other obligations to the Fund. The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

Municipal bonds are subject to the risk that political events, local business or economic conditions could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Recently, on July 18, 2013, the City of Detroit filed for federal bankruptcy protection. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city’s outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If the Fund were to hold securities that are affected by a city’s bankruptcy filing, the Fund’s investments in those securities may lose value, which could cause the Fund’s performance to decline. A security’s credit rating may reflect its degree of inherent credit risk.

Interest Rate Risk. Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates. An increase in interest rates may lower a Fund’s value and the overall return on your investment. A Fund is also subject to call or prepayment risk when, generally as a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities. Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying securities owned by a Fund. Currently, interest rates in the United States are at, or near, historic lows, which may increase a Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time.

Call Risk. Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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Lending of Portfolio Securities Risk. Lending portfolio securities involves risk of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower fail financially. Loans of portfolio securities will be made only to borrowers that have been approved in advance by the Trust’s Board of Trustees. The Board of Trustees will monitor the creditworthiness of such firms on a continuing basis. At no time will the value of securities loaned by any Fund exceed 331/3% of the value of such Fund’s total assets. The Funds have no current intention to loan securities in excess of 5% of the Funds’ total assets.

Equity Securities Risk. Equity securities are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Fixed Income Securities Risk. Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Each Fund’s investments in zero coupon, stripped or certain other fixed income securities with original issue discount (or market discount if an election is made to take market discount into account annually) could require the Fund to sell certain of its portfolio securities in order to generate sufficient cash to satisfy certain income distribution requirements.

Below Investment Grade Securities Risk. Investments in high-yield debt securities (commonly referred to as “junk” bonds) are sometimes considered speculative as they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances, be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Repurchase Agreements Risk. If the other party or “seller” defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in such event, a Fund could suffer a loss of interest on or principal of the security and could incur costs associated with delay and enforcement of the repurchase agreement.

Derivative Instruments Risk. In accordance with its investment policies, each Fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. The risk of unlimited losses is possible for a Fund with regard to some derivatives investing.

Derivative contracts include options, futures contracts, forward contracts, forward commitments and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage, equity, equity index and currency swaps. The following are the principal risks associated with derivative instruments.

•	Market Risk - Market risk is the risk that the instrument will decline in value or that an alternative investment would have appreciated more.

•	Leverage and Associated Price Volatility - Leverage causes increased volatility in the price and magnifies the impact of adverse market changes.

•	Credit Risk - The issuer of the instrument may default on its obligations under the contract.

•
Liquidity and Valuation Risk - Many derivative instruments are traded in institutional markets rather than on an exchange. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund’s restrictions on illiquid investments.

•
Correlation Risk - There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

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Options on Securities and Securities Indices Risk. The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the subadviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the subadviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the subadviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions.

As the writer of a call option, a Fund receives a premium less commission and, in exchange, forgoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the ability to purchase the security from the Fund’s portfolio at the option price at any time during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives.

Futures Contracts and Options on Futures Contracts Risk. While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and the portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. The profitability of a Fund’s trading in futures to seek to increase total return depends upon the ability of the subadviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

ETF and Underlying Investment Company Risk. The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in its value being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund’s investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are businesses organized as limited partnerships with common units that are listed and traded on U.S. securities exchanges, with the value fluctuating generally based on market conditions and the success of the MLP itself. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. There are also certain tax risks associated with an investment in units of MLPs as MLPs are required to distribute the majority of their earnings, creating passive income or losses in addition to any dividends or investment income. The prices of MLPs are generally influenced by the interest rate environment as rising interest rates increase underlying interest expense and drive down investment returns, while declines in interest rates have the reverse impact.

Preferred Stock Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.

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Restructure Risk. For the portion of the portfolio subadvised by KAMCO (as defined herein), the focus on companies emerging from bankruptcy presents special risks. Although companies emerging from bankruptcy usually have improved balance sheets as a part of the restructure, they are often subject to specific plans imposed by their lenders which they must meet in a fairly short time frame. Often, if such a company does not meet its plan, it has few, if any, alternatives. In addition, such companies must overcome the negative perception resulting from a previous bankruptcy. Generally, companies going through corporate restructures are more likely than others to remain undervalued.

Valuation Risk. A Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the investment manager shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the investment manager or the price determined by the pricing service may be different than the actual sale prices of such securities.

Tax Risk. Tax-Exempt Bond Fund could generate some taxable income and may realize taxable gains on the sale of its securities or other transactions. Generally, distributions of interest income from the Fund’s tax-exempt securities are exempt from federal income tax, and distributions from other sources, including capital gain distributions, are not. However, there is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

You should consult a tax adviser about any taxes, including state and local taxes, on your Fund distribution.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of that Fund’s outstanding voting securities which, as used in the Prospectus and the SAI, means approval of the lesser of (1) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares.

A Fund may not:

(1)
Invest more than 5% of its assets in commodities or commodity contracts, except that each Fund may invest without regard to the 5% limitation in interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, securities index put and call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies;

(2)	Underwrite any issue of securities;

(3)	Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, or (c) lending portfolio securities;

(4)	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

(5)
Borrow money, except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Fund also may not issue senior securities, within the meaning of the 1940 Act;

(6)
Invest more than 25% of its net assets in securities of issuers in a particular industry or group of industries except that this limitation does not apply to (i) obligations of the U.S. Government or any of its agencies or instrumentalities (i.e., U.S. Government securities), or (ii) Clearwater Core Equity Fund to the extent that the investment manager or subadviser determines that investment without regard to the stated limits is necessary in order for the applicable portion of the Fund to pursue its policy of tracking the Russell 1000 Index or any substitute index;

(7)
With respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, immediately after and as a result of such purchase, (a) more than 5% of the value of the Fund’s total assets would be invested in securities of the issuer or (b) the Fund would hold more than 10% of the voting securities of the issuer;

(8)
Buy or sell real estate in the ordinary course of its business; provided, however, that the Fund may (i) invest in readily marketable debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and (ii) hold and sell real estate acquired as the result of its ownership of securities.

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For purposes of fundamental investment policy 5 above, the entering into of options, short sales, futures, forwards and other investment techniques or derivatives contracts, and collateral and margin arrangements with respect to such transactions, are not deemed to include the issuance of senior securities provided such transactions are “covered” in accordance with procedures established by the Board of Trustees and applicable regulatory guidance.

In addition, with regard to the Tax-Exempt Bond Fund, the Trust has adopted a fundamental policy to invest at least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, in the particular type of investments suggested by its name. Specifically, as a fundamental policy, under normal market conditions, Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia.

Nonfundamental Investment Restrictions. The following investment restrictions are designated as nonfundamental and may be changed by the Trust’s Board of Trustees without the approval of the shareholders.

A Fund may not:

(1)	Invest in companies for the purpose of exercising control or management;

(2)
Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities; or

(3)	Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

The Tax-Exempt Bond Fund will not invest more than 25% of its assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry; however, because other appropriate available investments may be in limited supply, the industry limitation does not apply to housing authority obligations or securities issued by governments or political subdivisions of governments. Appropriate available investments may be in limited supply from time to time in the opinion of the subadviser due to the Fund’s investment policy of investing primarily in “investment grade” securities.

Nonfundamental Investment Policies Related to Fund Names. With regard to the Core Equity Fund, Small Companies Fund and International Fund, the Trust has adopted a non-fundamental policy to invest at least 80% of the value of each respective Fund’s net assets, plus the amount of any borrowings for investment purposes, in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Trust has adopted a policy to provide a Fund’s shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below.

As a non-fundamental policy, under normal market conditions, Core Equity Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies.

As a non-fundamental policy, under normal market conditions, Small Companies Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, at the time of investment in the equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase.

As a non-fundamental policy, under normal market conditions, International Fund will not invest less than 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States.

Except with respect to borrowing, all of the percentage limitations and investment restrictions recited in the Funds’ Prospectus and SAI apply only at the time a transaction is entered into. From time to time, a Fund may acquire additional security types not referenced in the Prospectus or SAI as a result of corporate actions, reorganizations or other similar events.

PORTFOLIO TURNOVER

Although none of the Funds purchase and sell securities for short-term profits, each Fund will sell portfolio securities without regard to the time they have been held whenever such action seems advisable. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by a Fund and its shareholders. Small Companies Fund pursues the policy of selling that security in its portfolio, which seems the least attractive security owned whenever it is desired to obtain funds not otherwise available for the purchase of a security that is considered more attractive. The resulting rate of portfolio turnover is not a consideration.

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DISCLOSURE OF PORTFOLIO HOLDINGS

A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, on Form N-Q. These shareholder reports and Form N-Q filings are filed with the SEC and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter on the SEC website.

The Trust believes that the selective disclosure of the Funds’ portfolio holdings generally is not in the best interests of long-term shareholders and could encourage short term trading strategies that can hurt serious investors. Accordingly, it is the policy of the Trust not to selectively disclose portfolio holdings before they are made available to the general public, except for a legitimate business purpose which does not conflict with the interests of a Fund’s shareholders, and pursuant to a confidentiality agreement or fiduciary relationship. The portfolio holdings of each Fund are known on a daily basis to each Fund’s subadviser and custodian. In addition, selected individuals with the Trust’s transfer agent have daily access to the Funds’ portfolios as a part of performing their duties for the Trust. The subadvisers provide monthly or quarterly portfolio reviews that include portfolio holdings. The Trust or its service providers may also disclose portfolio holdings to the auditors, accountants or other fiduciaries of the Trust, the investment manager or the subadviser as part of the performance of the duties of the personnel of the Trust or such service providers. Nevertheless, such disclosures are made pursuant to contractual arrangements or fiduciary relationships that prohibit such service providers and their personnel from disclosing the Funds’ holdings to anyone who does not have a legitimate Trust business need to know. Moreover, the personnel of the custodian, subadvisers and other service providers are not permitted to purchase shares of the Funds.

A subadviser may disclose holdings information to third party administrators or other service providers it uses, such as proxy voting service providers. Such third parties include, as of the date of this SAI, Broadridge Investor Communication Solutions, Inc., Egan Jones Proxy Services, Glass, Lewis & Co., LLC, and Institutional Shareholder Services Inc.

Any requests to disclose non-public portfolio holdings information to a third party other than as set forth above must be directed to the Funds’ chief compliance officer, who will evaluate whether the disclosure would conflict with the interests of a Fund’s shareholders based on the particular facts and circumstances.

Compliance with the Trust’s portfolio holdings disclosure policy is subject to oversight and monitoring by the investment manager and the Funds’ chief compliance officer, as well as periodic review by the Board of Trustees. Neither the investment manager nor any Fund receives any compensation or other consideration for the release of the Funds’ portfolio holdings information. Other than as described above, the Trust has no ongoing arrangements to make portfolio holding information available to any person.

BROKERAGE

Decisions relating to the purchase and sale of portfolio securities for each Fund, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates or transaction costs are made by the respective portfolio subadvisers. It is the primary consideration in all portfolio transactions to seek the most favorable price and execution and to deal directly with principal market makers in over-the-counter transactions except when, in the opinion of such subadviser, an equal or better market exists elsewhere.

The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations (some of which are subjective), including, without limitation, the overall net economic result to the portfolio (involving price paid or received, any commissions and other costs paid) and the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and subject to such policies as the Trustees may adopt, each Fund may pay an unaffiliated broker or dealer that provides “brokerage and research services” (as defined in the 1934 Act) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the applicable portfolio subadviser determines in good faith that the amount of commissions charged by the broker is reasonable in relation to the value of the brokerage and research services provided by such broker. The subadvisers have received brokerage and research services consisting of written research reports, access to investment analysis and information services and related electronic components, all of which may be used for any of their respective clients. Except for the following exceptions, the subadvisers of Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund and International Fund have advised the investment manager that none of them has paid any such excess in connection with brokerage transactions for the Funds. Each of AQR Capital Management, LLC (Core Equity Fund), Osterweis Capital Management, LLC (Core Equity Fund), Denver Investments (International Fund) and WCM Investment Management (International Fund) have advised the investment manager that their respective policies are to engage in only soft commission arrangements that are within the “safe harbor” provision of Section 28(e) of the Securities Exchange Act of 1934 and are consistent with applicable regulatory guidance.

During the three years ended December 31, 2014, the Funds paid brokerage commissions as follows:

	2012	2013	2014
Core Equity Fund	$210,969	$211,268	$242,161
Small Companies Fund	$559,171	$627,041	$559,589
Tax-Exempt Bond Fund	$16,831	$14,677	$15,638
International Fund	$327,160	$227,853	$189,718

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As of the fiscal year ended December 31, 2014, each of the following Funds held securities of its regular broker/dealers, as that term is defined in Rule 10b-1 of the 1940 Act, or such broker/dealers’ parents in the approximate amounts set forth below:

Fund	Name of Regular Broker/ Dealer	Approximate Aggregate Market Value of Securities
Core Equity Fund	Bank of New York	$2,304,000
International Fund	Barclays	$1,013,000
International Fund	Macquarie Bank Ltd	$359,000

MANAGEMENT, ADVISORY AND OTHER SERVICES

Trustees and Officers

The Board of Trustees has overall responsibility for management and supervision of the Funds. The Trust also has several officers who provide executive services to the Trust. More information concerning the Trustees and the officers is set forth below in the section “Executive Officers and Trustees”.

Investment Manager

Clearwater Management Co., Inc. The Trust has contracted with Clearwater Management Co., Inc., 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota (the “investment manager”), to act as investment manager of the Trust. The investment manager is equally owned by the eight members of its board of directors. The initial term of the management contract between the Trust and the investment manager is two years and is renewable annually for successive one-year terms. The initial term of the contract for the management of the Core Equity Fund and Small Companies Fund commenced on March 1, 1998. The initial term of the contract for the management of the Tax-Exempt Bond Fund commenced on December 3, 1999. The initial term of the contract for the management of the International Fund commenced on January 24, 2009. Under the terms of the management contract, the investment manager supervises all of the Trust’s business operations and is responsible for formulating and implementing investment strategies for the Funds. The investment manager performs all administrative and other management functions necessary to the supervision and conduct of the affairs of the Funds.

Pursuant to the management contract, the investment manager pays for office space and equipment, clerical, secretarial and administrative services and executive and other personnel as are necessary to fulfill its responsibilities and all other ordinary operating expenses related to its services for the Trust, including executive salaries of the Trust. Pursuant to the management contract, the investment manager also pays all of the Funds’ other expenses, except brokerage, taxes, interest and extraordinary expenses.

As compensation for its management services and expenses assumed, the investment manager is contractually entitled to receive a management fee at the annual rate of 0.90%, 1.35%, 0.60%, and 1.00% of the net assets of Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund, and International Fund, respectively. Effective March 16, 2015, CMC has voluntarily agreed to waive a portion of the management fee to achieve an effective management fee rate of 0.40%, 0.98%, 0.34% and 0.69% of the net assets of Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund, and International Fund, respectively. It is the investment manager’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time. The investment manager’s fees are calculated and accrued daily as a percentage of each Fund’s daily net assets, and are paid quarterly.

During the three years ended December 31, 2014, and through March 15, 2015, CMC voluntarily waived the management fee for each of the Funds as follows:

•	For Core Equity Fund, between January 1, 2012 and March 14, 2012, to 0.60%; between March 15, 2012 and March 14, 2013, to 0.52%; and between March 15, 2013 and March 15, 2015 to 0.50%.

•	For the Small Companies Fund, between January 1, 2012 and March 14, 2013, to 1.00%; and between March 15, 2013 and March 15, 2015, to 0.94%.

•	For the Tax-Exempt Bond Fund, between January 1, 2012 and March 14, 2013, to 0.36%; and between March 15, 2013 and March 15, 2015, to 0.33%.

•	For the International Fund, between January 1, 2012 and March 14, 2012, to 0.70%; between March 15, 2012 and March 14, 2013, to 0.60%; and between March 15, 2013 and March 15, 2015, to 0.67%.

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During the three years ended December 31, 2014, the total dollar amounts paid to the investment manager is as follows:

	2012	2013	2014

Core Equity Fund	$1,953,221	$2,371,384	$2,619,207
Small Companies Fund	$2,646,341	$3,113,978	$3,201,023
Tax-Exempt Bond Fund	$1,891,997	$1,627,683	$1,586,744
International Fund	$2,172,616	$3,036,148	$3,424,412

Portfolio Subadvisers

General. Under the terms of the management contract, the investment manager is authorized to enter into subadvisory contracts with one or more investment advisers, which will have responsibility for rendering investment advice to all or a portion of the Funds’ portfolios.

Parametric Portfolio Associates LLC. Parametric Portfolio Associates LLC (“Parametric”) has managed the Core Equity Fund’s portfolio since November 1, 1997. Parametric, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), was founded in 1987 as a global equity manager. Parametric is owned by its management staff together with Eaton Vance Corporation, a publicly traded investment management firm listed on the NYSE (NYSE: EV). Parametric is located at 1918 Eighth Avenue, #3100, Seattle, Washington 98101. Parametric combines indexing with tax management to increase the potential for higher after-tax return for taxable investors.

Under the Core Equity Fund subadvisory contract, Parametric develops, recommends and implements an investment program and strategy for a portion of the Core Equity Fund, which is consistent with the Fund’s investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions for its allocation of the Fund’s assets. As compensation, Parametric receives a fee of 0.15% of the Core Equity Fund’s net assets. This fee is calculated and accrued on a monthly basis as a percentage of Core Equity Fund’s month-end net assets. The compensation paid to Parametric with respect to Core Equity Fund for the year ended December 31, 2014 was 0.09% of Core Equity Fund’s average net assets. Under the Core Equity Fund subadvisory contract, the investment manager, and not the Core Equity Fund, is responsible for payment of subadvisory fees to Parametric.

Core Equity Fund is not responsible for payment of the subadvisory fees to Parametric. During the years ended December 31, 2012, 2013 and 2014, the investment manager paid subadvisory fees of $328,756, $475,063, and $470,473 respectively, to Parametric related to the Core Equity Fund.

Under the International Fund subadvisory contract dated January 5, 2009, Parametric develops, recommends and implements an investment program and strategy for a portion of the International Fund, which is consistent with the Fund’s investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions with respect to its portion of the International Fund. As compensation, Parametric receives a fee of 0.15% of the International Fund’s net assets. This fee is calculated and accrued on a monthly basis as a percentage of International Fund’s month-end net assets. The compensation paid to Parametric with respect to the International Fund for the period ended December 31, 2014, was 0.08% of International Fund’s average daily net assets on an annualized basis.

International Fund is not responsible for payment of the subadvisory fees to Parametric. During the years ended December 31, 2012, 2013 and 2014, the investment manager paid subadvisory fees of $304,677, $257,931, and $384,303 respectively, to Parametric.

Kennedy Capital Management, Inc. Kennedy Capital Management, Inc. (“KCM”), a Missouri corporation that is a registered investment adviser under the Advisers Act, has managed all or a portion of the Small Companies Fund’s portfolio since January 1, 1994. KCM is 100% employee and director owned. KCM devotes its time to investment management and other services to investors and accounts. KCM’s address is 10829 Olive Boulevard, St. Louis, Missouri 63141-7739.

Under the Small Companies Fund subadvisory contract, KCM develops, recommends and implements an investment program and strategy for a portion of the Small Companies Fund, which is consistent with the Fund’s investment objectives and policies. KCM is also responsible for making all portfolio and brokerage decisions with respect to its portion of the Small Companies Fund. As compensation, KCM receives a fee that is based on its portion of the Small Companies Fund’s net assets.

Fees payable to KCM are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager according to the following schedule:

Percent	Net Assets
0.85%	Up to and including $50 million
0.80%	More than $50 million

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The compensation paid to KCM with respect to the Small Companies Fund for the year ended December 31, 2014 was 0.60% of Small Companies Fund’s average net assets.

Small Companies Fund is not responsible for payment of the subadvisory fees to KCM. During the years ended December 31, 2012, 2013 and 2014, the investment manager paid subadvisory fees of $1,569,694, $1,888,994 and 2,039,981, respectively, to KCM.

Keeley Asset Management. Keeley Asset Management Corp (“KAMCO”), an Illinois corporation, is a registered investment adviser under the Advisers Act. KAMCO entered into a subadvisory contract dated April 17, 2010 to manage a portion of the Small Companies Fund’s portfolio.

Fees payable to KAMCO are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager according to the following schedule:

Percent	Net Assets
1.00%	Up to and including $2 million
0.85%	Next $8 million
0.70%	More than $10 million

The compensation paid to KAMCO with respect to the Small Companies Fund for the year ended December 31, 2014 was 0.19% of Small Companies Fund’s average net assets.

Small Companies Fund is not responsible for payment of the subadvisory fees to KAMCO. During the years ended December 31, 2012, 2013 and 2014, the investment manager paid subadvisory fees of $475,228, $567,619 and $643,297, respectively, to KAMCO.

Sit Fixed Income Advisors II, L.L.C. In connection with the management of Tax-Exempt Bond Fund, the Trust, the investment manager and Sit Fixed Income Advisors II L.L.C. (“Sit”), a subsidiary of Sit Investment Associates, Inc., entered into a subadvisory contract dated December 15, 1999 (“Tax-Exempt Bond Fund subadvisory contract”). Sit Investment Associates, Inc., which is organized under the laws of the State of Minnesota and is registered under the Advisers Act, devotes its time to investment counseling and provides advice, management and other services to investors and accounts, including other mutual funds. Sit’s address is 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402-4130.

Under the Tax-Exempt Bond Fund subadvisory contract, Sit develops, recommends and implements an investment program and strategy for Tax-Exempt Bond Fund which is consistent with the Fund’s investment objectives and policies. Sit is also responsible for making all portfolio and brokerage decisions. As compensation, Sit receives a fee that is based on Tax-Exempt Bond Fund’s net assets. This fee is calculated and accrued on a monthly basis as a percentage of Tax-Exempt Bond Fund’s month-end net assets.

Fees payable to Sit are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager according to the following schedule:

Percent	Net Assets
0.40%	Up to and including $20 million
0.30%	Next $30 million
0.25%	Next $25 million
0.20%	Next $175 million
0.18%	Over $250 million

The compensation paid to Sit with respect to the Tax-Exempt Bond Fund for the year ended December 31, 2014, was 0.20% of Tax-Exempt Bond Fund’s average daily net assets on an annualized basis.

Tax-Exempt Bond Fund is not responsible for payment of the subadvisory fees to Sit. During the years ended December 31, 2012, 2013 and 2014, the investment manager paid subadvisory fees of $1,118,491, $1,062,099 and $993,068, respectively, to Sit.

Artisan Partners Limited Partnership. Artisan Partners Limited Partnership (“Artisan Partners”) is a registered investment adviser under the Advisers Act. Artisan Partners is managed by its general partner Artisan Investments GP LLC, which is wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP’s sole general partner is Artisan Partners Asset Management Inc., a publicly traded company. Artisan Partners entered into a subadvisory contract dated March 12, 2014 to manage a portion of the International Fund’s portfolio. Artisan Partners’ address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

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Under the International Fund subadvisory contract, Artisan Partners develops, recommends and implements an investment program and strategy for its portion of the International Fund, which is consistent with the International Fund’s investment objectives and policies. Artisan Partners is also responsible for making all portfolio and brokerage decisions with respect to the portion of the International Fund’s assets it manages. As compensation, Artisan Partners receives a fee that is based on its portion of the International Fund’s net assets.

Fees payable to Artisan Partners are calculated and accrued monthly on the basis of month-end net assets under Artisan Partners’ management and are paid quarterly by the investment manager. The annual fee rates are listed below:

Percent	Net Assets
0.80%	Up to and including $50 million
0.60%	Next $50 million
0.50%	More than $100 million

The compensation paid to Artisan Partners with respect to the International Fund for the year ended December 31, 2014, was 0.09% of International Fund’s average daily net assets on an annualized basis.

International Fund is not responsible for payment of the subadvisory fees to Artisan Partners. During the years ended December 31, 2012, 2013 and 2014, the investment manager paid subadvisory fees of $403,457, $428,658 and $484,421, respectively, to Artisan Partners.

Denver Investments. Denver Investments (“Denver”) is a registered investment adviser under the Advisers Act. Denver Investments was originally founded in 1958 as a wholly-owned subsidiary of a regional bank and was organized in 1994 as a management-owned Colorado limited liability company. Denver entered into a subadvisory contract dated October 16, 2012 to manage a portion of the International Fund’s portfolio. Denver’s address is 1225 17th Street #2600, Denver, Colorado 80202.

Under the International Fund subadvisory contract, Denver develops, recommends and implements an investment program and strategy for the International Fund, which is consistent with the International Fund’s investment objectives and policies. Denver is also responsible for making all portfolio and brokerage decisions with respect to the portion of the Fund’s assets it manages. As compensation, Denver receives a fee that is based on its portion of the International Fund’s net assets.

Fees payable to Denver are calculated and accrued daily upon the average daily net assets of the Fund under Denver’s management and are paid quarterly by the investment manager. The annual fee rates are listed below:

Percent	Net Assets
1.25%	Up to and including $10 million
0.85%	More than $10 million

The compensation paid to Denver with respect to the International Fund for the year ended December 31, 2014, was 0.11% of International Fund’s average daily net assets on an annualized basis.

International Fund is not responsible for payment of the subadvisory fees to Denver. During the years ended December 31, 2013 and 2014, the investment manager paid subadvisory fees of $449,282 and $579,864, respectively to Denver. Denver did not receive compensation with respect to International Fund for the year ended December 31, 2012.

WCM Investment Management. WCM Investment Management (“WCM”) is a registered investment adviser under the Advisers Act. WCM is a California corporation founded in 1976. WCM is 100% employee owned. Kurt Winrich, Chairman, and Paul Black, President, are control persons of WCM via their partial ownership of WCM. WCM entered into a subadvisory contract dated October 16, 2012 to manage a portion of the International Fund’s portfolio. WCM’s address is 281 Brooks Street, Laguna Beach, California 92651-2974.

Under the International Fund subadvisory contract, WCM develops, recommends and implements an investment program and strategy for the International Fund, which is consistent with the International Fund’s investment objectives and policies. WCM is also responsible for making all portfolio and brokerage decisions with respect to the portion of the Fund’s assets it manages. As compensation, WCM receives a fee that is based on its portion of the International Fund’s net assets.

Fees payable to WCM are calculated and accrued daily upon the average daily net assets of the Fund under WCM’s management and are paid quarterly by the investment manager. CMC will pay the following fee based on the Fund’s net assets under WCM’s management: 0.80%.

The compensation paid to WCM with respect to the International Fund for the year ended December 31, 2014, was 0.10% of International Fund’s average daily net assets on an annualized basis.

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International Fund is not responsible for payment of the subadvisory fees to WCM. During the years ended December 31, 2013 and 2014, the investment manager paid subadvisory fees of $393,845 and $501,269, respectively to WCM. WCM did not receive compensation with respect to International Fund for the year ended December 31, 2012.

Templeton Investment Counsel, LLC. Templeton Investment Counsel, LLC (“Templeton”) is a registered investment adviser under the Advisers Act. Templeton is a Delaware limited liability company, and its predecessor, Templeton Investment Counsel, Inc., was founded in 1979. Templeton’s sole member is Templeton Worldwide, Inc., which is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Rupert H. Johnson, Jr. is the principal shareholder of Franklin Resources, Inc. Templeton entered into a subadvisory contract dated October 16, 2012 to manage a portion of the International Fund’s portfolio. Templeton’s address is 300 Southeast 2nd Street, Fort Lauderdale, Florida 33301.

Under the International Fund subadvisory contract, Templeton develops, recommends and implements an investment program and strategy for the International Fund, which is consistent with the International Fund’s investment objectives and policies. Templeton is also responsible for making all portfolio and brokerage decisions with respect to the portion of the Fund’s assets it manages. As compensation, Templeton receives a fee that is based on its portion of the International Fund’s net assets.

Fees payable to Templeton are calculated and accrued daily upon the average daily net assets of the Fund under Templeton’s management and are paid quarterly by the investment manager. The annual fee rates are listed below:

Percent	Net Assets
0.95%	Up to and including $25 million
0.85%	Over $25 million, up to $50 million
0.75%	Over $50 million, up to $100 million
0.65%	Over $100 million, up to $250 million
0.55%	Over $250 million, up to $500 million
0.50%	More than $500 million

The compensation paid to Templeton with respect to the International Fund for the year ended December 31, 2014, was 0.11% of International Fund’s average daily net assets on an annualized basis.

International Fund is not responsible for payment of the subadvisory fees to Templeton. During the years ended December 31, 2013 and 2014, the investment manager paid subadvisory fees of $440,419 and $559,544, respectively to Templeton. Templeton did not receive compensation with respect to International Fund for the year ended December 31, 2012.

AQR Capital Management, LLC. AQR Capital Management, LLC (“AQR”) is a registered investment adviser under the Advisers Act. AQR is a Delaware limited liability company formed in 1998. AQR’s address is Two Greenwich Plaza, Greenwich, CT 06830. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings. AQR entered into a subadvisory contract dated February 3, 2015 to manage a portion of the Core Equity Fund’s portfolio. AQR is not affiliated with CMC or the Trust. AQR performs its duties and provides services subject to the oversight and supervision of CMC. Under the terms of the AQR Agreement, AQR develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. AQR is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.

Fees payable to AQR under the AQR Agreement are calculated and accrued daily on the basis of daily net assets and are paid monthly by CMC. AQR is compensated out of the fees CMC receives from the Fund. CMC will pay the following fee based on the Fund’s net assets under AQR’s management:

Percent	Net Assets
0.375%	All assets while assets are below $100 million
0.35%	All assets while assets are at or above $100 million

AQR did not receive compensation with respect to the Core Equity Fund for the years ended December 31, 2012, 2013 or 2014. Core Equity Fund is not responsible for payment of the subadvisory fees to AQR.

O’Shaughnessy Asset Management, LLC. O’Shaughnessy Asset Management, LLC (“OSAM”) is a registered investment adviser under the Advisers Act. OSAM’s principal office is located at 6 Suburban Avenue, Stamford, CT 06910. O’Shaughnessy Family Partners LLC, of which Mr. James O’Shaughnessy is the majority owner through his 70% ownership interest, owns 71% of OSAM and is, therefore, a control person of OSAM. OSAM entered into a subadvisory contract dated February 4, 2015 to manage a portion of the Core Equity Fund’s portfolio. OSAM’s address is 6 Suburban Avenue, Stamford, CT 06910. OSAM is not affiliated with CMC or the Trust. Under the terms of the OSAM Agreement, OSAM develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. OSAM is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.

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Fees payable to OSAM under the OSAM Agreement are calculated and accrued daily on the basis of daily net assets and are paid quarterly by CMC. OSAM is compensated out of the fees CMC received from the Fund. CMC will pay the following fee based on the Fund’s net assets under OSAM’s management: 0.35%.

OSAM did not receive compensation with respect to the Core Equity Fund for the years ended December 31, 2012, 2013 or 2014. Core Equity Fund is not responsible for payment of the subadvisory fees to OSAM.

Osterweis Capital Management, LLC . Osterweis Capital Management, LLC (“Osterweis”) entered into an amended and restated subadvisory agreement dated January 31, 2015. Osterweis is not affiliated with CMC or the Trust. The Osterweis Revocable Trust controls Osterweis via its partial ownership of Osterweis. Osterweis will perform its duties and provide services subject to the oversight and supervision of CMC. Under the terms of the Osterweis Agreement, Osterweis develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. Osterweis is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.

Fees payable to Osterweis under the Osterweis Agreement are calculated and accrued daily on the basis of daily net assets and are paid quarterly by CMC. Osterweis is compensated out of the fees CMC received from the Fund. CMC will pay the following fee based on the Fund’s net assets under Osterweis’ management:

Percent	Net Assets
0.75%	Up to $25 million
0.65%	$25 million to $100 million
0.55%	More than $100 million

The compensation paid to Osterweis with respect to the Core Equity Fund for the year ended December 31, 2014 was 0.10% of Core Equity Fund’s average daily net assets on an annualized basis. This percentage reflects a different fee rate that applied prior to the entry into the amended and restated subadvisory agreement.

Core Equity Fund is not responsible for payment of the subadvisory fees to Osterweis. During the years ended December 31, 2012, 2013 and 2014, the investment manager paid subadvisory fees of $339,933, $435,933 and $539,082, respectively, to Osterweis. These amounts reflect a different fee rate that applied prior to the entry into the amended and restated subadvisory agreement.

Fiduciary Counselling, Inc. Fiduciary Counselling, Inc. (“FCI”) is a registered investment adviser under the Advisers Act, with its principal executive office located at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930. M. Julie McKinley, President and Chief Executive Officer of FCI, controls FCI via her partial ownership of FCI. Under a subadvisory agreement entered into with each Fund respectively on June 1, 2011, FCI, subject to the supervision of CMC and the Board of Trustees, regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by CMC. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by CMC.

For its services, FCI is entitled to a subadvisory fee payable by CMC of 0.20% of each Fund’s net assets, paid on a quarterly basis. FCI is compensated out of the fees CMC receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by CMC. The effect of this waiver agreement is that fees paid to FCI under the subadvisory agreement would approximate the fees previously paid to FCI under a consulting agreement previously in effect between CMC and FCI.

The compensation paid as a percent of average daily net assets on an annualized basis to FCI with respect to each Fund for the year ended December 31, 2014 is as follows:

Fund	Percent
Core Equity Fund	0.01%
Small Companies Fund	0.02%
Tax-Exempt Bond Fund	0.01%
International Fund	0.01%

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The Funds are not responsible for payment of the subadvisory fees to FCI. During the years ended December 31, 2012, 2013 and 2014, the investment manager paid the following subadvisory fees to FCI.

	2012	2013	2014
Fund	Dollar Amount	Dollar Amount	Dollar Amount
Core Equity Fund	$51,572	$47,883	$51,511
Small Companies Fund	$50,772	$47,883	$50,661
Tax-Exempt Bond Fund	$50,772	$47,883	$50,661
International Fund	$53,372	$51,008	$52,823

Other Provisions of the Contracts. Generally, the amendment of management contracts requires approval by vote of: (a) a majority of the outstanding voting securities of the affected Fund and (b) a majority of the trustees who are not interested persons of the Trust or of any other party to such contract. However, the Trust and the investment manager have received an exemptive order from the Commission permitting the investment manager, subject to the approval of the Board of Trustees, to select subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory management contract without obtaining shareholder approval of a new or amended management contract. Each management contract terminates automatically in the event of its assignment and the subadvisory contracts terminate automatically upon termination of the management contract. Also, each contract may be terminated by not more than 60 days or less than 30 days’ written notice by either the Trust or the investment manager or upon not less than 60 days’ notice by the subadviser. Each contract provides that the investment manager or the subadviser shall not be liable to the Trust, to any shareholder of the Trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Subject to the above-described termination provisions, each contract has an initial term of one or two years and will continue in effect thereafter if such continuance is approved at least annually by: (a) a majority of the trustees who are not interested persons of the Trust or of any other party to such contract and (b) either (i) a majority of all of the trustees of the Trust or (ii) by vote of a majority of the outstanding voting securities of the affected Funds.

Prior Subadvisers

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”). Effective October 16, 2012, the subadvisory agreement with AXA Rosenberg was terminated; however, during the year ended December 31, 2013, AXA Rosenberg was paid compensation for services provided during the year ended December 31, 2012.

International Fund was not responsible for payment of the subadvisory fees to AXA Rosenberg. During the years ended December 31, 2012 and 2013, the investment manager paid subadvisory fees of $416,052 and $9,080, respectively, to AXA Rosenberg. AXA Rosenberg did not receive compensation with respect to International Fund for the year ended December 31, 2014.

Eagle Global Advisors LLC (“Eagle”). Effective October 16, 2012, the subadvisory agreement with Eagle was terminated. International Fund was not responsible for payment of the subadvisory fees to Eagle. During the year ended December 31, 2012, the investment manager paid subadvisory fees of $204,443 to Eagle. Eagle did not receive compensation with respect to International Fund for the years ended December 31, 2013 or 2014.

Heartland Advisers, Inc. (“Heartland”). Effective January 29, 2015, the subadvisory agreement with Heartland was terminated. The compensation paid to Heartland with respect to the Core Equity Fund for the year ended December 31, 2014 was 0.09% of Core Equity Fund’s average daily net assets on an annualized basis.

Core Equity Fund was not responsible for payment of the subadvisory fees to Heartland. During the years ended December 31, 2012, 2013 and 2014, the investment manager paid subadvisory fees of $294,766, $372,902, and $459,568, respectively, to Heartland.

Knightsbridge Asset Management, LLC (“Knightsbridge”). Effective January 29, 2015, the subadvisory agreement with Knightsbridge was terminated. The compensation paid to Knightsbridge with respect to the Core Equity Fund for the year ended December 31, 2014 was 0.07% of Core Equity Fund’s average daily net assets on an annualized basis.

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Core Equity Fund was not responsible for payment of the subadvisory fees to Knightsbridge. During the years ended December 31, 2012, 2013 and 2014, the investment manager paid subadvisory fees of $277,039, $336,919, and $400,089, respectively, to Knightsbridge.

Custodian

The Northern Trust Company (“Northern Trust”), 50 LaSalle Street, Chicago, IL 60675 serves as the custodian of the Funds’ assets. The custodian is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities.

Independent Registered Public Accounting Firm

KPMG LLP, 90 South 7th Street, 4200 Wells Fargo Center, Minneapolis, Minnesota 55402, acts as the Funds’ independent registered public accounting firm and provides audit services to the Funds, including audits of the Funds’ annual financial statements.

Fund Accounting and Administrative Services Agent

The Trust has entered into a Fund Administration and Accounting Services Agreement with Northern Trust. Pursuant to this agreement, Northern Trust provides certain administrative and accounting services, including portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. Northern Trust charges certain separate asset-based fees for its accounting services and fund administration services, as well as fund-based fees relating to the multi-manager structure and for fair valuation services. It also receives payment for customary out-of-pocket expenses. As discussed above, the investment manager is ultimately responsible for paying this compensation.

Transfer Agency and Service Agreement

The Trust has entered into a Transfer Agency and Service Agreement with Northern Trust. Under this agreement, Northern Trust provides transfer agent, dividend paying, shareholder servicing and other administrative services to the Funds. As compensation for its services, Northern Trust is paid a set annual fee. Such expenses are paid for or reimbursed by the investment manager.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager of each Fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2014. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

James Reber	Core Equity Fund, International Fund
Other Registered Investment Companies: 9 funds with approximately $4.9 billion in assets.
Other Pooled Investment Vehicles: none.
Other Accounts: 423 accounts with approximately $21.4 billion in assets.

Thomas Seto	Core Equity Fund, International Fund
Other Registered Investment Companies: 23 funds with approximately $17.3 billion in assets.
Other Pooled Investment Vehicles: 4 pools with approximately $4.1 billion in assets.
Other Accounts 10,282 accounts with approximately $52.1 billion in assets.

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Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Clifford S. Asness	Core Equity Fund
Other Registered Investment Companies: 33 funds with approximately $19.3 billion in assets.
Other Pooled Investment Vehicles: 37 pools with approximately $13.3 billion in assets, including 34 pools with a performance based fee and approximately $12.7 billion in assets.
Other Accounts: 66 accounts with approximately $25.6 billion in assets, including 22 accounts with a performance based fee and approximately $8.7 billion in assets.

Andrea Frazzini	Core Equity Fund
Other Registered Investment Companies: 20 funds with approximately $3.5 billion in assets.
Other Pooled Investment Vehicles: 7 pools with approximately $2.2 billion in assets, including 5 pools with a performance based fee and approximately $2.2 billion in assets.
Other Accounts: 17 accounts with approximately $6.5 billion in assets, including 5 accounts with a performance based fee and approximately $1.1 billion in assets.

Jacques A. Friedman	Core Equity Fund
Other Registered Investment Companies: 36 funds with approximately $12.2 billion in assets.
Other Pooled Investment Vehicles: 30 pools with approximately $10.4 billion in assets, including 26 pools with a performance based fee and approximately $9.5 billion in assets.
Other Accounts: 97 accounts with approximately $42.2 billion in assets, including 31 accounts with a performance based fee and approximately $12.4 billion in assets.

Ronen Israel	Core Equity Fund
Other Registered Investment Companies: 28 funds with approximately $12.0 billion in assets.
Other Pooled Investment Vehicles: 46 pools with approximately $18.4 billion in assets, including 41 pools with a performance based fee and approximately $16.4 billion in assets.
Other Accounts: 56 accounts with approximately $22.8 billion in assets, including 18 accounts with a performance based fee and approximately $8.1 billion in assets.

Jim O’Shaughnessy	Core Equity Fund
Other Registered Investment Companies: 11 funds with approximately $4.0 billion in assets.
Other Pooled Investment Vehicles: none.
Other Accounts: 4,109 accounts with approximately $2.9 billion in assets.

Chris Meredith	Core Equity Fund
Other Registered Investment Companies: 11 funds with approximately $4.0 billion in assets.
Other Pooled Investment Vehicles: none.
Other Accounts: 4,109 accounts with approximately $2.9 billion in assets.

Scott Bartone	Core Equity Fund
Other Registered Investment Companies: 11 funds with approximately $4.0 billion in assets.
Other Pooled Investment Vehicles: none.
Other Accounts: 4,109 accounts with approximately $2.9 billion in assets.

Patrick O’Shaughnessy	Core Equity Fund
Other Registered Investment Companies: 11 funds with approximately $4.0 billion in assets.
Other Pooled Investment Vehicles: none.
Other Accounts: 4,109 accounts with approximately $2.9 billion in assets.

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Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Ashvin Viswanathan	Core Equity Fund
Other Registered Investment Companies: 11 funds with approximately $4.0 billion in assets.
Other Pooled Investment Vehicles: none.
Other Accounts: 4,109 accounts with approximately $2.9 billion in assets.

Travis Fairchild	Core Equity Fund
Other Registered Investment Companies: 11 funds with approximately $4.0 billion in assets.
Other Pooled Investment Vehicles: none.
Other Accounts: 4,109 accounts with approximately $2.9 billion in assets.

John S. Osterweis	Core Equity Fund
Other Registered Investment Companies: 4 funds with approximately $7.7 billion in assets.
Other Pooled Investment Vehicles: none.
Other Accounts: 375 accounts with approximately $2.0 billion in assets.

Matthew K. Berler	Core Equity Fund
Other Registered Investment Companies: 4 funds with approximately $7.7 billion in assets.
Other Pooled Investment Vehicles: none.
Other Accounts: 375 accounts with approximately $2.0 billion in assets.

Alexander Kovriga	Core Equity Fund
Other Registered Investment Companies: 4 funds with approximately $7.7 billion in assets.
Other Pooled Investment Vehicles: none.
Other Accounts: 375 accounts with approximately $2.0 billion in assets.

Gregory S. Hermanski	Core Equity Fund
Other Registered Investment Companies: 4 funds with approximately $7.7 billion in assets.
Other Pooled Investment Vehicles: none.
Other Accounts: 375 accounts with approximately $2.0 billion in assets.

Nael Fakhry	Core Equity Fund
Other Registered Investment Companies: 4 funds with approximately $7.7 billion in assets.
Other Pooled Investment Vehicles: none.
Other Accounts: 375 accounts with approximately $2.0 billion in assets.

Don Cobin	Small Companies Fund
Other Registered Investment Companies: 2 funds with approximately $524.0 million in assets.
Other Pooled Investment Vehicles: 2 pools with approximately $153.5 million in assets.
Other Accounts: 19 accounts with approximately $511.0 million in assets.

Tim Hasara	Small Companies Fund
Other Registered Investment Companies: none.
Other Pooled Investment Vehicles: 1 pool with approximately $36.0 million in assets
Other Accounts: 25 accounts with approximately $396.0 million in assets.

John Keeley	Small Companies Fund
Other Registered Investment Companies: 5 funds with approximately $3.1 billion in assets.
Other Pooled Investment Vehicles: 2 pools with approximately $5.4 million in assets, including 1 pool with a performance based fee and assets of $3.0 million.
Other Accounts: 675 accounts with approximately $1.7 billion in assets.

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Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Michael C. Brilley	Tax-Exempt Bond Fund
Other Registered Investment Companies: 6 funds with approximately $1.8 million in assets.
Other Pooled Investment Vehicles: 21 pools with approximately $1.1 billion in assets.
Other Accounts: 135 accounts with approximately $6.3 billion in assets.

Paul J. Jungquist	Tax-Exempt Bond Fund
Other Registered Investment Companies: 3 funds with approximately $1.1 billion in assets.
Other Pooled Investment Vehicles: 4 pools with approximately $68 million in assets.
Other Accounts: 23 accounts with approximately $2.0 billion in assets.

N. David Samra	International Fund
Other Registered Investment Companies: 2 funds with approximately $13.1 billion in assets.
Other Pooled Investment Vehicles: 16 pools with approximately $11.6 billion in assets, including 1 pool with a performance based fee and assets of $266.6 million.
Other Accounts: 44 accounts with approximately $7.7 billion in assets.

Daniel J. O’Keefe	International Fund
Other Registered Investment Companies: 2 funds with approximately $13.1 billion in assets.
Other Pooled Investment Vehicles: 16 pools with approximately $11.6 billion in assets, including 1 pool with a performance based fee and assets of $266.6 million.
Other Accounts: 44 accounts with approximately $7.7 billion in assets.

John Fenley	International Fund
Other Registered Investment Companies: 1 fund with approximately $297.7 million in assets.
Other Pooled Investment Vehicles: 1 pool with approximately $138.1 million in assets.
Other Accounts: 11 accounts with approximately $735.9 million in assets.

Jeremy Duhon	International Fund
Other Registered Investment Companies: 1 fund with approximately $297.7 million in assets.
Other Pooled Investment Vehicles: 1 pool with approximately $138.1 million in assets.
Other Accounts: 11 accounts with approximately $735.9 million in assets.

Kurt Winrich	International Fund
Other Registered Investment Companies: 7 funds with approximately $525 million in assets.
Other Pooled Investment Vehicles: 4 pools with approximately $80 million in assets.
Other Accounts: 171 accounts with approximately $2,534 million in assets.

Paul Black	International Fund
Other Registered Investment Companies: 7 funds with approximately $525 million in assets.
Other Pooled Investment Vehicles: 4 pools with approximately $80 million in assets.
Other Accounts: 171 accounts with approximately $2,534 million in assets.

Peter Hunkel	International Fund
Other Registered Investment Companies: 7 funds with approximately $525 million in assets.
Other Pooled Investment Vehicles: 4 pools with approximately $80 million in assets.
Other Accounts: 171 accounts with approximately $2,534 million in assets.

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Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Mike Trigg	International Fund
Other Registered Investment Companies: 7 funds with approximately $525 million in assets.
Other Pooled Investment Vehicles: 4 pools with approximately $80 million in assets.
Other Accounts: 171 accounts with approximately $2,534 million in assets.

Harlan Hodes	International Fund
Other Registered Investment Companies: 5 funds with approximately $3.37 billion in assets.
Other Pooled Investment Vehicles: 4 pools with approximately $1.41 billion in assets.
Other Accounts: 8 accounts with approximately $1.47 billion in assets.

Conflicts of Interest. Any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of the other accounts to which they manage.

Portfolio Manager	Fund	Conflict of Interest

James Reber	Core Equity Fund, International Fund	None noted.

Thomas Seto	Core Equity Fund, International Fund	None noted.

Michael C. Brilley Paul J. Jungquist	Tax-Exempt Bond Fund
Sit and its affiliates provide similar fee based investment management services to other clients, including clients that may be affiliated with Fiduciary Counselling, Inc. Sit’s other clients may have investment objectives and strategies similar the Fund. Sit is subject to various conflicts of interest in the performance of its duties and obligations in connection with Fund’s investments and the investments of the other client accounts managed by Sit. Such conflicts include: the advice and action taken with respect to the Fund’s investments may differ from the advice given or the timing or nature of action taken with respect to other clients; and the allocation of management time, resources, investment opportunities and aggregated transactions among the clients’ accounts including the Fund. Conflicts of interest may be heightened by the existence of a performance based fees and Sit’s proprietary investments. Sit has adopted policies and procedures designed to address these conflicts to ensure that whenever conflicts of interest arise Sit will endeavor to exercise its discretion in a manner that it believes is equitable to all interested persons.

Clifford S. Asness Andrea Frazzini Jacques A. Friedman Ronen Israel	Core Equity Fund
Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR, or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

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Portfolio Manager	Fund	Conflict of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by AQR, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

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Portfolio Manager	Fund	Conflict of Interest

AQR and the Fund’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Jim O’Shaughnessy Chris Meredith Scott Bartone Patrick O’Shaughnessy Ashvin Viswanathan Travis Fairchild	Core Equity Fund
To the best of its knowledge, OSAM is not engaged in any activities that could give rise to potential conflicts of interest, in any matters regarding its sub-advisory relationship.

OSAM’s Code of Ethics is based on the principle that OSAM owes a fiduciary duty to its clients. The policy requires that all Access Persons avoid activities, interests, and relationships that might present a conflict of interest or the appearance of a conflict of interest with clients, or interferes with OSAM’s or any personnel’s ability to make decisions in the best interest of clients.

In order to avoid conflicts of interest, personnel may not:

-Engage in transactions intended to raise, lower, or maintain the price of any investment or to create a false appearance of active trading

-Divert trading opportunities in any investment away from managed accounts in favor of their own accounts or OSAM’s proprietary accounts

-Allocate executed trades in such a way as to favor their own or OSAM’s proprietary accounts and to disadvantage the accounts of clients

-Engage in any other transaction deemed by OSAM’s Compliance Department to involve a potential conflict of interest, possible diversions of corporate opportunity, or an appearance of impropriety or conflict OSAM does not engage in any activities of affiliated or parent organizations, as well as other client relationships, which may inhibit its sub-advisory services. OSAM is of the belief that its current Policies and Procedures Manual, Code of Ethics, and Disclosure Statement are in compliance with SEC rules and regulations on a fully disclosed basis to its clients.

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Portfolio Manager	Fund	Conflict of Interest

OSAM does not have any soft dollar arrangements, affiliated broker-dealers, or custody of client assets in separately managed accounts; nor does it allow for personal securities trading of individual stock positions per its Code of Ethics.

John S. Osterweis Matthew K. Berler Alexander Kovriga Gregory S. Hermanski Nael Fakhry	Core Equity Fund
Messrs. Osterweis, Berler, Kovriga, Hermanski and Fakhry manage approximately 375 individual accounts and several mutual funds. Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of the Fund may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the funds’ accounts and other accounts managed by the portfolio managers, including among many affiliated client accounts, any accounts in which the portfolio managers may have personal investments, or accounts for which the sub-adviser may have fee arrangements based on performance. The portfolio managers are members of Osterweis Capital Management, LLC, and therefore are entitled to earnings proportionate to their respective ownership interests in the sub-adviser. The sub-adviser believes such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by the sub-adviser’s Trade Allocation Policy, Code of Ethics and other compliance policies and procedures to which the portfolio managers are subject.

Don Cobin Tim Hasara	Small Companies Fund
KCM performs investment management services for a fee to its clients on a separately-managed account basis. KCM gives advice and takes action with respect to its other clients or for the accounts of KCM or its officers, directors, employees or affiliates (“Affiliated Persons”) which may differ from the advice given or the timing or nature of action taken with respect to the Fund. Conflicts of interest may arise in the allocation of investment opportunities among accounts that KCM advises. Therefore, KCM seeks to allocate investment opportunities believed appropriate for the Fund and other accounts it advises equitably and in a manner consistent with the best interests of all accounts involved and in accordance with its trade allocation policies and procedures.

John Keeley	Small Companies Fund
KAMCO, adviser to the Clearwater Small Companies Fund, is under common control with Keeley Investment Corp., an SEC and FINRA registered broker-dealer. Keeley Investment Corp. serves as underwriter and distributor of the Keeley Funds, an affiliated registered fund company.

In addition to personal trading, as discussed in the provided Code of Ethics, management of multiple types of client accounts and funds may raise potential conflicts of interest. These may include conflicts in the allocation of investment opportunities and trades resulting from differing fee structures or interests by KAMCO or its related persons in certain accounts. KAMCO has adopted allocation policies and procedures designed to address and minimize the effects of these conflicts.

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Portfolio Manager	Fund	Conflict of Interest

Orders to purchase or sell securities are generally determined by portfolio managers based on size of the accounts participating in the trade. Orders to purchase or sell the same securities for multiple accounts (other than wrap accounts) may be aggregated if the portfolio manager determines that such aggregation is equitable to all participating accounts and consistent with the goal of achieving best execution of the trade and if the trade is executed through Keeley Investment Corp. All trades in the same security executed through Keeley Investment Corp. in the same trading day will be average priced. In no event shall an employee, associate, or affiliate of KAMCO receive a more favorable price than an advisory client, in connection with a purchase or sale of the same security on the same day.

In the event an order is only partially filled in a given trading day, KAMCO will allocate the securities transacted among accounts using its best judgment, based on its opinion of the need for such securities in the various accounts at the time of allocation. Factors that KAMCO may use to determine need include, but are not limited to: customer preferences and suitability; portfolio composition; portfolio size; market conditions; cash position; and interest rates. KAMCO may give preference to the Keeley Funds in any such allocations. As between the funds, if there are not sufficient securities to allocate, securities will be allocated pro rata based upon order size.

N. David Samra Daniel J. O’Keefe	International Fund
There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of International Fund and its shareholders. Artisan Partners has developed policies, procedures, and disclosures that it believes are reasonably designed to detect, manage, and mitigate the effects of conflicts of interest in the areas of sharing personnel, services, research and advice among client accounts, side-by-side management, allocating portfolio transactions among client accounts, investing in different parts of an issuer’s capital structure, confidential information access, short selling, soft dollars and commission recapture, proprietary and personal investments by employees, proxy voting and fees.

Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular investment strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affects its ability to manage client accounts.

From time to time, clients in a particular investment strategy may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

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Portfolio Manager	Fund	Conflict of Interest

Like the fees Artisan Partners receives from Clearwater International Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of December 31, 2014, Artisan Partners had four separate accounts with performance-based fees encompassing all of its investment strategies. One of those separate accounts is in Artisan Partners’ global value investment strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

John Fenley Jeremy Duhon	International Fund
Denver has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Denver believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Fund and its other managed funds and accounts have been reasonably designed.

Kurt Winrich Paul Black Peter Hunkel Mike Trigg	International Fund
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the WCM’s trade allocation policy.

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Portfolio Manager	Fund	Conflict of Interest

Harlan Hodes	International Fund
The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

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Compensation Structure.

Portfolio Manager	Fund	Compensation Structure

James Reber Thomas Seto	Core Equity Fund, International Fund
Method to Determine Compensation: Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and Eaton Vance Corp., its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Parametric also offers opportunities to move within the organization, as well as promotions.

This policy has not changed during the last 5 years.

Clifford S. Asness Andrea Frazzini Jacques A. Friedman Ronen Israel	Core Equity Fund
The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts managed by AQR. A Principal’s relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.

Jim O’Shaughnessy Chris Meredith Scott Bartone Patrick O’Shaughnessy Ashvin Viswanathan Travis Fairchild	Core Equity Fund
At OSAM the Senior Portfolio Managers, Director of Trading, and Portfolio Managers are all equity owners and are compensated through an annual salary, a discretionary bonus, and profit distributions. The Assistant Portfolio Manager, Research Analysts, and Traders are compensated through a structure that includes an annual salary and a discretionary incentive bonus. No portion of the discretionary bonus is deferred.

OSAM has a formalized track for investment professionals to receive equity in OSAM upon being promoted to Portfolio Manager. OSAM believes it is unique among its peers in offering equity grants rather than compelling the purchase of equity stakes. OSAM’s belief is that through equity grants, as opposed to bonuses related to investment performance, it further aligns the long-term interests of its employees and clients, and increases retention.

OSAM’s portfolio management team is responsible for all of its strategies. Compensation for portfolio managers and assistant portfolio managers is not tied to under/over performance of any particular strategy or account as no strategy or account is more important than another.

John S. Osterweis Matthew K. Berler	Core Equity Fund
Mr. Osterweis’ and Mr. Berler’s compensation as Co-lead Portfolio Managers are fixed salaries that are determined by industry standards. Their salaries are not based on the performance of the Fund or its overall net assets. They each receive a fixed bonus and participate in a fixed retirement plan. Messrs. Osterweis and Berler are shareholders of Osterweis Capital Management, Inc., and therefore are entitled to earnings proportionate to their ownership share. They are also Members of Osterweis Capital Management, LLC, and therefore entitled to earnings proportionate to their ownership interests.

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Portfolio Manager	Fund	Compensation Structure

Alexander Kovriga Gregory S. Hermanski Nael Fakhry	Core Equity Fund
Messrs. Kovriga, Hermanski and Fakhry’s compensation as portfolio managers is a fixed salary that is determined after considering appropriate industry standards. Their salaries are not based on the performance of the Fund or the Fund’s overall net assets. The portfolio managers receive discretionary bonuses that are not fixed. Their discretionary bonuses are determined by a subjective evaluation of, for example but without limitation to, their contribution to the performance of the Fund and other accounts that they manage, their contributions to the quality of research and investment ideas generated by Osterweis, and the overall financial condition of Osterweis. They also participate in a retirement plan. Messrs. Kovriga, Hermanski and Fakhry are shareholders of Osterweis Capital Management, Inc., and therefore are entitled to earnings proportionate to their ownership share. They are also Members of Osterweis Capital Management, LLC, and therefore entitled earnings proportionate to their ownership interests.

Don Cobin Tim Hasara	Small Companies Fund
KCM’s compensation structure is designed to directly tie investment professionals to the performance of client portfolios and thus to align its employees’ interests with those of its clients. KCM believes its measures to be highly objective and significantly driven by the performance contribution attributable to each investment professional.

Portfolio manager compensation begins with base salary and is typically augmented by both quarterly and annual bonuses. Quarterly investment performance bonuses are generally based upon the returns generated for client accounts relative to one or more identified benchmarks on a one-year basis, and also relative to industry peers on a rolling three-year basis. Other forms of variable compensation, including annual bonuses, are typically based upon the achievement of certain goals (such as assets under management and investment performance) as well as subjective scoring.

John Keeley	Small Companies Fund
Mr. Keeley does not receive any compensation specifically for acting as portfolio manager of the Fund. However, as the controlling shareholder of Joley Corp., the parent company of KAMCO, Mr. Keeley has the benefit of receiving the majority of the management fees paid by the Fund to KAMCO, after payment by KAMCO of all of its expenses.

Michael C. Brilley Paul J. Jungquist	Tax-Exempt Bond Fund
The portfolio managers are employees of Sit and receive compensation from Sit. The compensation of the portfolio managers and analysts is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses. Portfolio managers and analysts also participate in the profit sharing 401(k) plan of Sit. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the attainment of personal and company goals which are comprised of a number of subjective and objective factors, including: the annual composite investment performance (pre-tax) of Sit’s accounts (which may include the Fund) relative to the investment accounts’ benchmark index (which may include the primary benchmark of the Fund); Sit’s growth in assets under management from new assets (which may include assets of the Fund); profitability of Sit; and the quality of investment research efforts. Contributions made to Sit’s profit sharing 401(k) plan are subject to the limitations of the Internal Revenue Code and Regulations. The portfolio managers own equity interests in Sit.

N. David Samra Daniel J. O’Keefe	International Fund
Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategies, including the International Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients. The portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried associates. All of Artisan Partners’ portfolio managers have, or are expected to have over a reasonable time, equity interests in the firm.

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Portfolio Manager	Fund	Compensation Structure

John Fenley Jeremy Duhon	International Fund
Denver is a limited liability company with “member” or “partners” as the owners of the firm. Compensation for portfolio managers who are also partners at the firm consists of a base salary and profit sharing, which is based on the profitability of investment team products and the firm. In addition, they are eligible for a performance-based bonus, which emphasizes long-term performance of client portfolios. Importantly, this bonus is based on the performance of the portfolios as a whole, and not the performance of any individual. The firm believes this creates a strong sense of ownership for each investment professional and enhances the collaborative nature of the decision-making process. Ultimately, the firm believes this structure best aligns its interest with those of its clients.

Kurt Winrich Paul Black Peter Hunkel Mike Trigg	International Fund
Kurt Winrich, Paul Black, Peter Hunkel and Mike Trigg receive a fixed base salary and share in the profitability of WCM from their equity ownership of the firm. The portfolio managers’ compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Harlan Hodes	International Fund
The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. (“Resources”) stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. Templeton’s Chief Investment Officer and/or other officers with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines.

The following factors are generally used in determining bonuses under the plan:

●
Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

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Portfolio Manager	Fund	Compensation Structure

●
Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

		●	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

		●	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2014 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund they manage. For purposes of this table, the following letters indicates the range indicated below:

A -	$0
B -	$1 - $10,000
C -	$10,001 - $50,000
D -	$50,001 - $100,000
E -	$100,001 - $500,000
F -	$500,001 - $1,000,000
G -	More than $1 million

Portfolio Manager	Fund	Ownership

James Reber	Core Equity Fund, International Fund	A

Thomas Seto	Core Equity Fund, International Fund	A

Clifford S. Asness	Core Equity Fund	A

Andrea Frazzini	Core Equity Fund	A

Jacques A. Friedman	Core Equity Fund	A

Ronen Israel	Core Equity Fund	A

Jim O’Shaughnessy	Core Equity Fund	A

Chris Meredith, CFA	Core Equity Fund	A

Scott Bartone	Core Equity Fund	A

Patrick O’Shaughnessy, CFA	Core Equity Fund	A

Ashvin Viswanathan, CFA	Core Equity Fund	A

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Portfolio Manager	Fund	Ownership
Travis Fairchild, CFA	Core Equity Fund	A

John S. Osterweis	Core Equity Fund	A

Matthew K. Berler	Core Equity Fund	A

Alexander Kovriga	Core Equity Fund	A

Gregory S. Hermanski	Core Equity Fund	A

Nael Fakhry	Core Equity Fund	A

Don Cobin	Small Companies Fund	A

Tim Hasara	Small Companies Fund	A

John Keeley	Small Companies Fund	A

Michael C. Brilley	Tax-Exempt Bond Fund	A

Paul J. Jungquist	Tax-Exempt Bond Fund	A

N. David Samra	International Fund	A

Daniel J. O’Keefe	International Fund	A

John Fenley	International Fund	A

Jeremy Duhon	International Fund	A

Kurt Winrich	International Fund	A

Paul Black	International Fund	A

Peter Hunkel	International Fund	A

Mike Trigg	International Fund	A

Harlan Hodes	International Fund	A

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EXECUTIVE OFFICERS AND TRUSTEES

Information About the Independent Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
James E. Johnson (72) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Board	As Trustee: Tenure: 4 years Term: Indefinite As Chairman: Tenure: May 2013 – Present Term: Reappointed Annually	Retired as Executive Vice President, Securian Financial Group, Inc. in 2010, Securian Financial Group, Inc. (1968-2010)	4	None
Charles W. Rasmussen (48)1 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Nominating Committee	As Trustee: Tenure: 15 years Term: Indefinite As Chairman of the Nominating Committee: Tenure: 3 Years Term: Reappointed Annually	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002-Present)	4	None
Laura E. Rasmussen (51)1 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 15 years Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006-Present)	4	None
Edward R. Titcomb III (40) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Audit Committee	As Trustee: Tenure: 4 years Term: Indefinite As Chairman of the Audit Committee: Tenure: May 2013 – Present Term: Reappointed Annually	Vice President, Wells Fargo Institutional Trust (August 2013-Present), Vice President, Trust Point Inc. (2010-2013), Key Account Manager, GWG Life (2008- 2010), Relationship Manager, The Hartford (2007-2008)	4	None

1 Mr. Rasmussen and Ms. Rasmussen are spouses-in-law, and are the niece or nephew of Mr. Frederick T. Weyerhaeuser (see below).

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Information about the Funds’ Executive Officers and Interested Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Sara G. Dent (56)1 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: December 2013 – Present Term: Indefinite	Private Investor	4	None
Frederick T. Weyerhaeuser (83)2 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Secretary	Tenure: 27 years Term: Indefinite As Secretary: Tenure: December 2013 - Present Term: Reappointed Annually	Private Investor	4	None
Justin H. Weyerhaeuser (41) 3 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, President and Treasurer	Tenure: 7 years Term: Indefinite As President and Treasurer: Tenure: May 2013 - Present Term: Reappointed Annually	Private Investor (February 2013 – Present), Attorney, Davis Graham &Stubbs LLP (law firm, November 2011 – February 2013), Husch Blackwell (law firm, July 2011 – November 2011), Jacobs Chase Attorneys (2009-July 2011), Volunteer Attorney, ACLU of Colorado (2007-2009)	4	None
Stephen G. Simon 4 (46) 30 East 7th Street Saint Paul, Minnesota 55101	Chief Compliance Officer	Tenure: March 2014 – Present Term: Reappointed Annually
Chief Compliance Officer, Fiduciary Counselling, Inc. (February 2014 – Present), Chief Compliance Officer, Clearwater Management Company (March 2014 – Present), Chief Compliance Officer, Allianz Investment Management, LLC (2004 – February 2014).
				N/A	N/A

1 Ms. Sara G. Dent is an interested Trustee due to her mother’s level of ownership of voting securities in two of the Funds in the Trust.
2 Mr. Frederick T. Weyerhaeuser is an interested Trustee due to his daughter’s position as a director of Clearwater Management Company, the Funds’ investment manager.
3 Mr. Justin H. Weyerhaeuser is an interested Trustee due to his position as the Funds’ President and Treasurer.
4 Mr. Stephen Simon assumed his current position as Chief Compliance Officer of the Trust on March 7, 2014.

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Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Joe Chavosky (34) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Treasurer	Tenure: December 2014 – Present Term: Reappointed Annually
The Northern Trust Company, Vice President and Client Service Delivery Manager (2014-Present), The Northern Trust Company, Vice President and Fund Administration Manager (2011-2014), Invesco, Fund Administration Assistant Manager (2011-2010), Van Kampen Investments, Senior Associate (2008-2010)
				N/A	N/A
Shari L. Clifford (46) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Treasurer	Tenure: March 2014 – Present Term: Reappointed Annually	Chief Financial Officer and Treasurer, Fiduciary Counselling, Inc. (February 2014 – Present), Controller and Finance Director, Woodbury Financial Services, Inc. (November 2007 – February 2014)	N/A	N/A
Brianne Mitchell (32) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Secretary	Tenure: December 2014 – Present Term: Reappointed Annually
Senior Compliance Analyst, Fiduciary Counselling, Inc. (July 2014-Present), Legal & Compliance Analyst, Highbridge Capital Management (June 2013-June 2014), Assoc. General Counsel & Asst. Director of Compliance, Catterton Management Company (January 2011-June 2013)
				N/A	N/A
Marcia Lucas (47) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Tenure: March 2011 – Present Term: Reappointed Annually	The Northern Trust Company, Vice President (2011-Present), Second Vice President (2010-2011), Partner, Michael Best & Friedrich LLP (2005-2008)	N/A	N/A

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed by the Trustees and they have all powers and authority necessary, appropriate or desirable to perform that function. The Trustees have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the Trust. The Board of Trustees initially approves investment management, subadvisory, and other service provider agreements. The Board of Trustees annually evaluates the services received under the investment management and subadvisory agreements to determine whether to continue these agreements. The members of the Board of Trustees were selected for their understanding of the Funds’ distribution strategy and the general investment objectives of the shareholders of the Funds. Each Trustee also was selected due to their long-standing experience as private investors and ability to understand investment concepts and strategies, which allow the Trustees to provide effective oversight of CMC and the subadvisers. In addition, Charles W. Rasmussen and Laura E. Rasmussen have management experience as business owners, Justin H. Weyerhaeuser has worked as an outside attorney, and Frederick T. Weyerhaeuser has business management experience at outside organizations. Edward R. Titcomb III has more than 15 years of experience in the financial services industry. James E. Johnson has over 40 years of experience in the financial services industry. Sara G. Dent has an extensive background in both the financial services industry and business management. Although the Board of Trustees does not have a formal diversity policy, it endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.

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The Board of Trustees’ role includes monitoring risks identified during meetings of the Board or its Committees. The Board, or its Committees, receive and review reports from CMC and the Trust’s subadvisers, chief compliance officer, fund counsel, and representatives of other service providers. These reports may cover risks related to a specific Fund, such as valuation or liquidity risk, or may address broader market or operational risks. Each of the Trust’s subadvisers is responsible for the day-to-day management and monitoring of its respective portfolio(s). These subadvisers periodically present in-person to the Board of Trustees and also provide recurring written reports on portfolio activity to the chief compliance officer and president of CMC. These presentations and written reports may address specific market, investment or operational risks as appropriate. The Audit Committee of the Board of Trustees also meets at least annually with representatives of the Funds’ independent auditors.

During the fiscal year ended December 31, 2014, the Board held four regular meetings and one special meeting.

James E. Johnson, an Independent Trustee, serves as Chairman of the Board of Trustees.

The Board of Trustees has appointed a standing Nominating Committee comprised solely of the Independent Trustees. The Nominating Committee has been established for the following purposes: (i) identify individuals qualified to become members of the Board of Trustees in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board of Trustees, (iii) select and nominate, or recommend for nomination by the Board of Trustees, candidates for election as Trustees, and (iv) set any necessary standards or qualifications for service on the Board of Trustees. The Nominating Committee does not have formal policy that specifically addresses whether the Nominating Committee will consider shareholder nominees for election to the Board of Trustees.

During the fiscal year ended December 31, 2014, the Nominating Committee held one meeting.

The Board of Trustees has organized an Audit Committee comprised solely of the Independent Trustees. Edward R. Titcomb III serves as Chairman of the Audit Committee. The duties of the Audit Committee include (i) oversee the accounting and financial reporting processes and related internal controls, (ii) oversee and review the results of the independent audits, and (iii) evaluate the qualifications, independence and performance of the independent auditors and make recommendations to the Board of Trustees regarding the selection of independent auditors.

During the fiscal year ended December 31, 2014, the Audit Committee held one meeting.

Set forth below is information concerning investments in the Funds by each Trustee as of December 31, 2014.

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Sara G. Dent	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
James E. Johnson	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	Over $100,000 Over $100,000 Over $100,000 $10,001 - $50,000	Over $100,000
Charles W. Rasmussen	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Laura E. Rasmussen	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Edward R. Titcomb III	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Justin H. Weyerhaeuser	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Frederick T. Weyerhaeuser	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

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As of April 1, 2015, members of the Board of Trustees and officers of the Trust, as a group, owned 2.13% of the International Fund, 2.45% of the Tax-Exempt Bond Fund, 3.26% of the Core Equity Fund and 3.20% of the Small Companies Fund.

Information Regarding Affiliations of the Independent Trustees

No independent Trustee or immediate family member of such Trustee owns any equity securities in any investment adviser, underwriter or other person who is directly or indirectly controlling, controlled by or under common control with an investment adviser or underwriter of the Funds. No independent Trustee or immediate family member has been involved in any transaction with such persons or organizations, or the provision of or receipt of any services to or from such persons or organizations (other than routine retail transactions). No officer of any such organization serves on the board of directors of any company of which any independent trustee serves as an officer.

Compensation of Trustees and Officers

The Trustees generally meet four times per year. Each Trustee is paid a $2,000 annual retainer, $2,000 per meeting attended in person, and $500 if attending via telephone. For committee meetings, Trustees are paid $250 if such committee meeting occurs separately from a regularly scheduled Trustee meeting. Members of the Audit Committee are paid $500 for the meeting during which the annual report to shareholders and the results of the annual audit are reviewed with the independent auditors. Justin H. Weyerhaeuser, who serves as the President and Treasurer of the Trust, receives an additional retainer of $90,000, and James E. Johnson, who serves as Chairman of the Board of Trustees, receives an additional retainer of $10,000. Expenses incurred by Trustees in attending meetings are reimbursed. Such Trustee fees and expenses are reimbursed or paid for by CMC under the advisory agreements. The following table sets forth the amounts of compensation received by each Trustee related to Trustee services during the year ended December 31, 2014.

Name of Trustee	Aggregated Compensation From Trust	Pension or Retirement Benefits Accrued As Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Sara G. Dent	$10,750	None	None	$10,750
James E. Johnson	$18,750	None	None	$18,750
Edward R. Titcomb III	$10,750	None	None	$10,750
Charles W. Rasmussen	$10,750	None	None	$10,750
Laura E. Rasmussen	$10,500	None	None	$10,500
Frederick T. Weyerhaeuser	$8,000	None	None	$8,000
Justin H. Weyerhaeuser	$98,500	None	None	$98,500

Personal Securities Transactions. The Trust, the investment manager and each subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, trustees/directors and designated employees. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by a Fund, and is designed to prescribe the means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the Commission.

NET ASSET VALUE

The net asset value per share of each Fund is determined as of the close of regular trading on the NYSE (the “Closing Time”) on each day that the NYSE is open for trading. The New York Stock Exchange is usually closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the previous Friday or following Monday if any holiday falls on a Saturday or Sunday. Net asset value per share is determined by dividing the value of all of a Fund’s assets, less its liabilities, by the number of shares outstanding. Investments in securities are valued at the Closing Time at the last available sale price on the principal exchange or market where they are traded. The Funds generally value equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those for which trading has been suspended) or where market quotations are determined to be unreliable will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting at the direction of the Board of Trustees. Additionally the Trust, in its discretion, may make adjustments to the prices of securities held by International Fund if an event occurs after the publication of market values normally used by International Fund, but before the time as of which the International Fund calculates its net asset value, depending on the nature and significance of the event, consistent with applicable regulatory guidance. In this case, the International Fund may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s net asset value is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. The price at which a purchase order is filled is the net asset value per share next computed after payment and a properly completed application are received by the transfer agent, unless a later computation date is specified by the investor on the purchase order.

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HOW ARE SHARES PURCHASED?

Shares may be purchased directly from each Fund. There is no sales charge or underwriting commission on purchases of shares of the Funds. In order to purchase shares of a Fund, an investor must either send a check or wire funds to the transfer agent and deliver to the transfer agent a completed Purchase Order and Account Application.

Minimum Purchases. No initial investment of less than $1,000 will be accepted by the Funds. However, reinvestments of dividends and capital gain distributions will be permitted, even if the amount of any such reinvestment is less than $1,000.

Minimum Account Size. If a shareholder holds shares of a Fund in an account which, as a result of redemptions, has an aggregate net asset value of less than $1,000, the Fund may redeem the shares held in such account at net asset value if the shareholder has not increased the net asset value of such shares in the account to at least $1,000 within three months of notice in writing by the Fund to the shareholder of the Fund’s intention to redeem such shareholder’s shares. During the three months following the mailing of such notice, each shareholder so notified has the opportunity to increase the value of his or her account to $1,000 and avoid redemption. An involuntary redemption consummated at a price below the shareholder’s cost would result in a loss to the shareholder.

Each Fund reserves the right to waive or change minimum and additional investment amounts, and minimum account sizes. The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the trustees or the investment manager, such withdrawal is in the best interests of the Trust. An order to purchase shares is not binding on, and may be rejected by, the Trust until it has been confirmed in writing.

Fund Accounts. When a shareholder first purchases shares of a Fund, an account is opened in his or her name on the records of that Fund. This account provides a convenient means to make additional investments and provides for regular transaction statements without the necessity of receiving and storing certificates. When a shareholder purchases or sells shares of a Fund, an account statement showing the details of such transaction will be sent to the shareholder.

Share Certificates. Certificates representing shares of a Fund ordinarily will not be issued. However, the Board of Trustees may, in its sole discretion, authorize the issuance of certificates for shares of a Fund to shareholders who make a specific written request for share certificates.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

EXCHANGE OF SHARES

Subject to the restrictions set forth below, some or all of the shares of a Fund, including shares purchased with reinvested dividends and/or capital gain distributions, may be exchanged for shares of another Clearwater Fund on the basis of the net asset value per share of each Fund at the time of exchange.

Instructions for exchanges are made by delivery to the transfer agent of an exchange request signed by the record owner(s) exactly as the shares being exchanged are registered. New accounts must be established with the same registration information as the account from which the exchange is to be made. The dollar amount exchanged must at least equal the $1,000 minimum investment required for each of the Funds. However, exchanges of shares of one Fund for shares of the other Fund in which the shareholder has an existing account will be permitted, even if the value of the shares exchanged is less than $1,000.

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A shareholder should consider the differences in investment objectives and policies of the Funds, as described in this Prospectus, before making any exchange. For federal and (generally) state income tax purposes, an exchange of shares is treated as a redemption of the shares exchanged followed by the purchase of new shares and, therefore, is a taxable transaction for the shareholder making the exchange.

Currently, there is no charge for the exchange privilege or limitation as to the frequency of exchanges. The Trust may terminate or suspend the right to make exchange requests, or impose a limit on the number of exchanges that may be effected by a shareholder within any calendar year, or impose a transaction fee in connection with any exchange, at any time with notice to shareholders as required by law.

HOW ARE SHARES REDEEMED?

Any shareholder of any of the Funds has the right to offer shares for redemption by the Trust. Redemptions will be effected at the net asset value per share next determined after receipt by the transfer agent of all required documents from the redeeming shareholder, unless a later redemption date is specified by the investor on the redemption request. Payment will be made within seven days after a redemption has been effected. However, if shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until it has assured itself that good funds have been collected for the purchase of such shares. This may take up to 15 days. A Fund may effect redemptions in kind (i.e., pay redemption proceeds consisting of portfolio securities or other non-cash assets) for redemptions in excess of $1 million if the investment manager determines, in its sole discretion, that any such redemption would be in the best interests of the Fund. In order to redeem shares of a Fund, a shareholder must deliver to the transfer agent a redemption request which has been endorsed by the record holder(s) exactly as the shares are registered, and where the redemption proceeds are to be sent to an address other that the address of record, with the signature(s) guaranteed by any one of the following institutions: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency, provided that any such institution satisfies the standards established by the transfer agent.

If a share certificate has been issued at the discretion of the Board of Trustees, the shares represented by such certificate may be redeemed only if the share certificate is included with such redemption request and the certificate is properly endorsed with signature(s) so guaranteed or is accompanied by a properly endorsed stock power with signature(s) so guaranteed.

Net asset value per share for the purpose of redemption is determined in the manner described in “Net Asset Value.” The net asset value per share received upon redemption may be more or less than the cost of shares to an investor, and a redemption is a taxable transaction for the redeeming shareholder.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exists: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by the trust of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the custodian fairly to determine the value of the Fund’s net assets; or the Commission, by order, so permits.

TAXES

General. Under the Tax Code, each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds do not expect to incur other than nominal state income tax liability.

Each Fund has elected to be treated as a “regulated investment company” under the Tax Code, has qualified and intends to continue to qualify for such treatment for each taxable year. To qualify as a regulated investment company under the Tax Code and be free from any U.S. federal income tax on investment company taxable income and net capital gains distributed to shareholders in accordance with the Tax Code, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and timely distribution of its income to shareholders.

4% Excise Tax. Under the Tax Code, each of the Funds will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income (not including tax-exempt interest) and capital gain net income if it fails to meet certain distribution requirements by the end of each calendar year. Each Fund intends to make the required distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

In order to qualify as a regulated investment company under the Tax Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Tax Code) (“the 90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. tax purposes (e.g. partnerships or trusts) will generally pass through to such Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn gross income not qualifying under the 90% income test.

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If each Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

Foreign Taxes. Each of the Funds may be subject to foreign withholding or other foreign taxes on its income (including taxes on interest, dividends and capital gains) from certain of its foreign investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax. While it is expected that the International Fund may be eligible to elect to pass such taxes and associated foreign tax credits or deductions through to its shareholders, it is expected that neither the Core Equity Fund nor the Small Companies Fund will be so eligible.

Foreign Exchange Gains and Losses. Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts and similar financial instruments relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Tax Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable a Fund to satisfy the 90% income test. If the net foreign exchange loss for a taxable year were to exceed a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such taxable year would not be deductible by a Fund or its shareholders in future taxable years.

Passive Foreign Investment Companies. If Core Equity Fund, Small Companies Fund or International Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond), in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or on gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of private foreign investment companies as ordinary income. A Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

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Other Investments. Investment by a Fund in zero coupon securities, payment-in-kind securities, deferred interest securities or, in general, any other securities with original issue discount or market discount (if the Fund elects to include market discount in income on a current basis) could require the Fund to recognize income or gain prior to the receipt of cash. However, a Fund must distribute at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify for taxation as a regulated investment company under the Tax Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to by borrow the cash, to satisfy distribution requirements. Management of the Funds will consider these potential adverse tax consequences in evaluating the appropriateness of these investments.

Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward currency contracts, may cause a Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Tax Code as described above, and accordingly may produce ordinary income or loss. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale against the box, swap or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by a Fund under Section 1259 of the Tax Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of Fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts, swaps and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Tax Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts, swaps and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

Tax-Exempt Bond Fund may invest in debt obligations that are rated below investment-grade. Investments in debt obligations that are at risk or in default present special issues for Tax-Exempt Bond Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Taxation of Shareholders. Each of Core Equity Fund, Small Companies Fund and International Fund intends to distribute all of its net investment income, any excess of net short-term capital gain over net long-term capital loss, and any excess of net long-term capital gain over net short-term capital loss, after taking into account any capital loss carryovers of the Fund, if any, at least once each year. Tax-Exempt Bond Fund will declare its dividends from investment income daily and distribute these dividends monthly. Distributions from investment company taxable income (which does not include exempt-interest dividends paid by Tax-Exempt Bond Fund, as described below) will be taxable to shareholders either as ordinary income or, if so reported by a Fund and certain other conditions are met, as “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Tax Code, and taxable to individual shareholders at a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). Distributions from any Fund’s net capital gain will be taxable to shareholders as long-term capital gain regardless of the shareholder’s holding period for the shares.

Dividend distributions to individual shareholders may qualify for such preferential U.S. federal income tax rate to the extent that such dividends are attributable to qualified dividend income from a Fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of such Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for a maximum federal tax rate of 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in the Fund’s shares and any such amount in excess of that basis will be treated as gain from the sale or exchange of such Fund’s shares, as discussed below.

Certain dividends declared by a Fund as of a record date in October, November or December and paid by a Fund in January of the following calendar year will be taxable to shareholders as if received on December 31 of the calendar year in which such dividends were declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually received.

Dividends and/or capital gain distributions, if any, may be taken in cash or automatically reinvested in additional shares (at the net asset value per share). All distributions are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. Shareholders who purchase shares prior to a taxable distribution will nevertheless be required to treat the distribution as ordinary income or long-term capital gain as described above, even though economically it may represent a return of a portion of their investment. Information regarding the tax status of each year’s distributions will be provided to shareholders annually.

Special Tax Issues Affecting Tax-Exempt Bond Fund’s Shareholders. The Tax Code permits tax-exempt interest received by a Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Tax Code. That part of a Fund’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported by Tax-Exempt Bond Fund as an “exempt-interest dividend” under the Tax Code.

Tax-Exempt Bond Fund intends to take all actions required under the Tax Code to ensure that the Fund may pay “exempt-interest dividends.” Distributions of net interest income from tax-exempt obligations that are reported by the Fund as exempt-interest dividends are excludable from the federal gross income of the Fund’s shareholders. The Fund’s present policy is to report exempt-interest dividends annually. The Fund will calculate exempt-interest dividends based on the average annual method and the percentage of income reported as tax-exempt for any particular distribution may be substantially different from the percentage of income that was tax-exempt during the period covered by the distribution. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their U.S. federal income tax return. Distributions paid from taxable interest income from any net realized short-term capital gains and certain other taxable sources (e.g., possibly including certain swap payments, income from repurchase agreements, certain income from options or futures contracts or certain stripped tax-exempt obligations or their coupons, income from disposition of rights to when-issued securities prior to issuance, realized market discount, or certain other income) will be taxable to shareholders as ordinary income, whether received in cash or in additional Fund shares.

Under the Tax Code and applicable regulations, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as Tax-Exempt Bond Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends (both taxable and tax-exempt) other than those treated as long-term capital gains. Indebtedness may be allocated to shares of Tax-Exempt Bond Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of such Fund.

For U.S. federal income tax purposes, an alternative minimum tax (“AMT”) is imposed on taxpayers to the extent that such tax exceeds a taxpayer’s regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on private activity bonds are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers. The Tax-Exempt Bond Fund may invest up to 20% of its assets in private activity bonds. In addition, a portion of all tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in alternative minimum taxable income and in earnings and profits for purposes of determining the federal corporate AMT.

Because liability for the AMT depends upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in Tax-Exempt Bond Fund will be subject to the tax will depend upon each shareholder’s individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in Tax-Exempt Bond Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

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Shares of Tax-Exempt Bond Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development revenue or private activity bonds, or persons related to “substantial users.” Consult your tax adviser if you think this may apply to you.

In addition, shareholders who are or may become recipients of Social Security or certain railroad retirement benefits should be aware that exempt-interest dividends are includable in computing “modified adjusted gross income” for purposes of determining the amount of such benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

Proposals may be introduced before Congress in the future, the purpose of which will be to restrict or eliminate the U.S. federal income tax exemption for tax-exempt securities. Tax-Exempt Bond Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Fund will avoid investment in tax-exempt securities, which, in the opinion of the investment manager, pose a material risk of the loss of tax exemption. Further, if a tax-exempt security in the Fund’s portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

Dividends-Received Deduction. Dividends received by Core Equity Fund or Small Companies Fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend and distributed and properly reported by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends received deduction generally available to corporations under the Tax Code. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In satisfying the minimum holding period requirement stated above (i.e., 46 or 91 days), corporate shareholders will need to take into account any holding period reductions from certain hedging or other transactions or positions that diminish risk of loss with respect to their Fund shares, in order to qualify for the dividends received deduction. Additionally, if corporate shareholders are considered to have entered into a borrowing transaction to acquire Fund shares or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate AMT.

Redemptions. Redemptions and exchanges of Fund shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

For Fund shares acquired on or before December 22, 2010, any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares. For Fund shares acquired after December 22, 2010, this loss disallowance does not apply provided that the exempt-interest dividend was a regular dividend and the applicable Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on at least a monthly basis. If a shareholder holds Fund shares for six months or less and sells, exchanges or redeems such shares at a loss, the loss will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in a Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the U.S. federal tax basis of the shares acquired in the other investments.

53

Backup Withholding and Other Rules. Dividends, capital gain distributions and the proceeds of redemptions, exchanges or repurchases of shares of a Fund paid to a shareholder will be subject to 28% backup withholding of U.S. federal income tax if such shareholder does not provide the Fund with his or her correct taxpayer identification number and certain certifications required by the Internal Revenue Service (“IRS”) or if the Fund is notified by the IRS or a broker that the shareholder is subject to such withholding. Please refer to the purchase order and account application for additional information.

Special tax rules apply to IRA or other retirement plans or accounts and to other special classes of investors, such as tax-exempt organizations, financial institutions and insurance companies. You should consult with your own tax adviser regarding the application of any such rules in your particular circumstances.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Applicability to Shareholders

U.S. Shareholders. The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts, or estates) and who are subject to federal income tax and hold their shares as capital assets. In addition to federal taxes, a shareholder may be subject to foreign, state and local taxes on distributions from or on the value of shares of a Fund, depending on the laws of the shareholder’s place of residence. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state, local tax and foreign laws applicable to the shareholder.

Non-U.S. Shareholders. Shareholders who are not U.S. persons, as defined above, are subject to different tax rules, including a possible U.S. withholding tax at rates up to 30% on certain dividends treated as ordinary income (other than certain dividends derived from short-term capital gains and qualified interest income from U.S. sources of the Fund, currently only for taxable years of the Fund commencing prior to January 1, 2015, and only if the Fund chooses to make a specific report relating to such dividends) and possible backup withholding at the rate of 28% unless an effective IRS Form W-8BEN, IRS Form W-8BENE or other authorized withholding certificate is on file. Non-U.S. shareholders may be subject to U.S. federal estate tax on the value of their shares. None of the Funds expect to be a “U.S. real property holding corporation” as defined in section 897(c)(2) of the Code or to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property holding corporation, non-U.S. shareholders may be subject to adverse tax consequences with respect to their investment.

Effective July 1, 2014, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required. Shareholders should consult their tax advisers for information on the application of these rules to their particular situations.

54

MORE INFORMATION ABOUT THE FUNDS

General. Organized as a Massachusetts business trust, the Trust’s operations are governed by its Declaration of Trust, dated January 12, 1987, as amended and restated March 1, 1998 and as further amended on April 27, 2012 (the “Declaration of Trust”), a copy of which is on file with the office of the Secretary of the Commonwealth of Massachusetts. Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider the election of trustees or the appointment of independent accountants for the Trust on an annual basis. The Board of Trustees, however, will call a special meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of trustees holding office at the time were elected by shareholders. The Board of Trustees may remove a trustee by the affirmative vote of at least a majority of the remaining trustees. Under certain circumstances, shareholders may communicate with other shareholders in connection with requesting a special meeting of shareholders.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of such trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. Moreover, the Declaration of Trust provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Trust itself would be unable to meet its obligations. In light of the nature of the Trust’s business and the nature and amount of its assets, the possibility of the Trust’s liabilities exceeding its assets, and therefore a shareholder’s risk of personal liability, is extremely remote.

The Declaration of Trust further provides that the Trust shall indemnify each of its trustees for any neglect or wrongdoing of any advisory board member, officer, agent, employee, consultant, investment manager or other adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Voting. Under the Declaration of Trust, the Board of Trustees is authorized to issue an unlimited number of shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series. Shares of the Trust are freely transferable, are entitled to dividends as declared by the Board of Trustees and, in liquidation, are entitled to receive the net assets of their series, but not of any other series. Shareholders are entitled to cast one vote per share (with proportional voting for fractional shares) on any matter requiring a shareholder vote.

Shareholders of each series vote separately as a class on any matter submitted to shareholders except when otherwise required by the 1940 Act, in which case the shareholders of all series affected by the matter in question will vote together as one class. If the Board of Trustees determines that a matter does not affect the interests of a series, then the shareholders of that series will not be entitled to vote on that matter.

As of April 1, 2015, the following person owned five percent or more of the voting securities of a Fund:

Name	Clearwater Core Equity Fund	Clearwater Small Companies Fund
Jewett 1931 Trust FBO Margaret J. Greer	6.27%	5.23%

No person owned five percent or more of the voting securities of Clearwater Tax-Exempt Bond Fund or Clearwater International Fund as of April 1, 2015.

An owner of 25% or more of the outstanding voting securities of a Fund is deemed under the 1940 Act to have a “controlling” interest in the Fund. If the Fund held an annual meeting of shareholders, the effect of other shareholders’ voting rights could be diminished by the influence of the controlling shareholder’s substantial voting power.

55

FINANCIAL STATEMENTS

The financial statements included in the Trust’s annual report for the fiscal year ended December 31, 2014 (as filed with the Commission on March 5, 2015 and accompanying this SAI) are incorporated herein by reference.

PROXY VOTING

The investment manager is a fiduciary that owes each of its client’s duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. When the investment manager has been delegated proxy-voting authority for a client, the duty of care requires it to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, the investment manager must place its client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. The Proxy Voting Policies and Procedures are designed to complement the investment process provided to each client. The investment manager believes that the subadviser of each of the Clearwater Funds is in the best position to monitor corporate events and vote proxies in the best interests of each of the Funds’ shareholders. Therefore, the investment manager has delegated proxy voting authority of each Clearwater Fund to its respective subadviser and the Funds have adopted their respective subadviser’s proxy voting policies and procedures. More information about each subadviser’s proxy voting policies and procedures is included in Appendix B.

The Clearwater Funds report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request Form N-PX free of charge by calling Fiduciary Counselling, Inc. at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust. Form N-PX is also available from the EDGAR database on the Commission’s Internet site at http://www.sec.gov.

56

APPENDIX A - DESCRIPTION OF RATINGS

LONG-TERM ISSUE CREDIT RATINGS

Standard & Poor’s Ratings Services (“S&P”) (Maturity > 1 Yr.)

Rating	Definition
AAA	The highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	Differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB
Less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
More vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
Currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	Currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D
In default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s) (Maturity > 1 Yr.)

Rating	Definition
Aaa	Judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Judged to be of high quality and are subject to very low credit risk.
A	Judged to be upper-medium grade and are subject to low credit risk.
Baa	Judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Judged to be speculative and are subject to substantial credit risk.
B	Considered speculative and are subject to high credit risk.
Caa	Judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	The lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch Ratings (“Fitch”) (Maturity > 1 Yr.)

Rating	Definition
AAA
Highest credit quality. The lowest expectation of credit risk. Assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. Very low expectation of credit risk. Indicates very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A
High credit quality. Expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. Expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative. Elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. Material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c) Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD
Restricted default. Indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a) the selective payment default on a specific class or currency of debt;

b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d) execution of a distressed debt exchange on one or more material financial obligations.
D
Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

A-2

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category, or to categories below ‘B’.

SHORT-TERM CREDIT RATINGS

S&P (Maturity < 1 Yr)

Rating	Definition
A-1
The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2
Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
Regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D
In payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s (Maturity < 13 months)

Rating	Definition
P-1	Superior ability to repay short-term debt obligations.
P-2	Strong ability to repay short-term debt obligations.
P-3	Acceptable ability to repay short-term obligations.
NP	Do not fall within any of the Prime rating categories.

A-3

Fitch (Maturity < 13 months)

Rating	Definition
Fl	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

MUNICIPAL OBLIGATIONS RATINGS

S&P (Maturity < 3 Yrs)
Municipal Notes

Rating*	Definition
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc. (Maturity < 13 months)
Investment Grade Short-Term Municipal Obligations

Rating	Definition
MIG 1
This designation denotes superior quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A-4

Variable Municipal Investment Grade

Rating*	Definition
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Sources:

Moody’s: Rating Symbols and Definitions - August 2014, available on Moody’s website.
S&P: Standard & Poor’s Ratings Definitions – November 2014, available on S&P’s website.
Fitch: Definitions of Ratings and Other Forms of Opinion – December 2014, available on Fitch’s website.

A-5

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

CLEARWATER CORE EQUITY FUND AND CLEARWATER INTERNATIONAL FUND

PARAMETRIC PORTFOLIO ASSOCIATES LLC

PROXY VOTING POLICY

Parametric Portfolio Associates LLC (“Parametric”) is generally authorized by its clients in the investment advisory agreement to vote proxies for the securities held in their accounts. However, clients may retain this authority, in which case Parametric may consult with clients regarding proxy voting decisions as requested.

It is Parametric’s policy to vote proxies in a prudent and diligent manner after careful review of each company’s proxy statement. Parametric votes on an individual basis and bases its voting decisions exclusively on its reasonable judgment of what will serve the best financial interests of the client. Where economic impact is judged to be immaterial, Parametric typically votes in accordance with management’s recommendations.

To assist in its voting process, Parametric currently engages Broadridge’s ProxyEdge® (“ProxyEdge”), a third-party service provider that specializes in providing a variety of proxy related services.

In addition to voting proxies, Parametric:

i.	Maintains a written proxy voting policy, which may be updated and supplemented from time to time;

ii.	Provides a copy of its proxy voting policy and procedures to clients upon request;

iii.	Retains proxy voting records for each client account to determine i) that all proxies are voted, and ii) that they are voted in accordance with Parametric’s policy; and

iv.
Monitors voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately. In the case of a conflict between Parametric and its clients, Parametric may outsource the voting authority to an independent third party.

Although no proxy vote is considered “routine,” outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reasons for voting differently.

Affirmative votes are generally cast for ballot items that:

i.	Are fairly common management sponsored initiatives;

ii.	Increase total shareholder value while mitigating associated risk;

iii.	Promote long-term corporate responsibility and accountability and sound corporate governance; and

iv.	Provide the intent of maximizing long-term benefits of plan participants and beneficiaries.

Negative votes are generally cast for ballot items that:

i.	Restrict social, political, or special interest issues that impact the ability of the company to do business or be competitive;

ii.	Have a substantial financial or best interest impact favoring officers, directors or key employees;

iii.	Prevent the majority of stakeholders from exercising their rights; and

iv.	Incur substantial costs.

Traditionally, shareholder proposals are commonly used for putting social initiatives and issues in front of management and other shareholders. Under Parametric’s fiduciary obligations, it is typically inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities. In certain cases, an alternate course of action may be chosen for a particular account if socially responsible proxy voting or shareholder activism is a component of the client’s investment mandate.

On occasion, Parametric may elect to take no action when it is determined that voting the proxy will result in share blocking, which prevents it from trading that specific security for an uncertain period of time prior to its next annual meeting. Parametric may also elect to take no action if the economic effect on shareholders’ interests or the value of the portfolio holdings is indeterminable or insignificant.

Non-routine proxies that are outside the scope of Parametric’s standard proxy voting policy are voted in accordance with the guidance of the appropriate investment personnel. Adequate documentation must be retained.

Foreign proxy voting notification and distribution policies and procedures may significantly differ from those that are standard for companies registered in the United States. Meeting notification and voting capability time lines may be extremely truncated and may be further exacerbated by time zones. Therefore, occasions may arise where Parametric may not receive the proxy information in sufficient time to vote the proxies.

In addition, there are certain countries with complex legal documentation or share blocking requirements that may make it difficult, costly and/or prohibit Parametric from voting a company’s proxy. Parametric must seek to vote every proxy for every applicable security and account; however, there can be no guarantees that this will occur.

Clients may request information regarding Parametric’s proxy voting policies and procedures and actual proxy votes cast for any applicable period by contacting the firm via telephone, email or in writing.

B-2

CLEARWATER INTERNATIONAL FUND

ARTISAN PARTNERS LIMITED PARTNERSHIP
PROXY VOTING POLICY

Introduction

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Artisan Partners, is in the clients’ economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

Responsibility for Voting

Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act (ERISA) and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

Primary Consideration in Voting

When Artisan Partners votes a client’s proxy with respect to a specific issuer, a client’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

Engagement of Service Provider

Artisan Partners has engaged ISS (Institutional Shareholder Services) (ISS) to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. (GL), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

Voting Guidelines

●
Client Policy. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.

●
No Client Policy. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client’s account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the Guidelines). The Guidelines set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

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●	Limitations on Exercising Right to Vote. In the following circumstances Artisan Partners will not vote a client’s proxy:

●
No Responsibility. In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client’s proxy after a client has terminated its advisory relationship with Artisan Partners.

●
Limited Value. Artisan Partners may abstain from voting the client’s proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

●
Unjustifiable Costs or Disadvantages. Artisan Partners may also abstain from voting the client’s proxy when the costs of or disadvantages resulting from voting, in Artisan Partners’ judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (share blocking). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

●
Securities Lending. Certain of Artisan Partners’ clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

Proxy Voting Committee

Artisan Partners’ Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) where there is an actual or potential conflict of interest, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons appointed by Artisan Partners from time to time, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

Administration

●
Designation of Proxy Administrators. Members of the trading operations department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

●	Receipt and Recording of Proxy Information. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

●	vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

●	adopted a proxy voting policy that Artisan Partners is required to follow.

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Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

●
Notification of Custodian and ISS. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the trading operations department or a Proxy Administrator shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS and shall notify ISS of those instructions.

●
ISS Reports on Pending Proxy Solicitations. ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS’ reports as necessary, but no less frequently than weekly.

●
Potential Conflicts of Interest. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

Each person who serves as a Proxy Administrator, is a member of an investment team that recommends votes or serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the “Identified Issuers”), and provide such list to each Proxy Administrator.

Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, the procedures described in 7.F. below will be followed.

●
Voting Analysis. ISS and GL deliver information relating to their research on particular votes and their vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations.

●	For all votes relating to routine or corporate administrative items (as identified in the Guidelines):

o	the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines.

●	For all other votes (identified as discretionary items in the Guidelines):

o
the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team’s recommendation with respect to the vote. If the vote pertains to an Identified Issuer, the Proxy Administrator will disclose the potential conflict to the investment team and ask whether the potential conflict has influenced the team’s voting recommendation. The Proxy Administrator will also notify the investment team(s) that the Proxy Committee will make a final voting recommendation, which may differ from the investment team’s recommendation.

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o
The Proxy Administrator will complete the form attached hereto as Appendix B with the team’s recommended vote. The Proxy Administrator will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to evaluate whether the recommended vote appears to be the result of a conflict of interest. The member of the Proxy Voting Committee will consider the team’s recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest.

o
In the absence of a conflict of interest, the Committee member will generally follow the team’s recommendation. If a conflict of interest is identified or the vote pertains to an Identified Issuer, the Committee member will convene a meeting of the Committee, which will determine the course of action that it believes would best serve the interests of Artisan Partners’ clients as shareholders.

o
If the Committee concludes that a voting recommendation was influenced by a conflict of interest, the committee may instruct the firm’s proxy voting administrator to vote proxies in accordance with the recommendations of ISS or GL, provided that such service provider provides research and analysis with respect to the issuer in question and the committee member has reason to believe the service provider is independent of the issuer. If neither ISS nor GL meets these requirements, the Committee shall consider what course of action will best serve the interests of Artisan Partners’ clients, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

●	For votes of particular interest to an investment team:

o
from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners’ clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then provide the members of the Proxy Voting Committee with a summary of the information relating to the relevant proxy proposal and the team’s recommended vote together with ISS’s and/or GL’s analyses. The Proxy Voting Committee shall consider the team’s recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the team’s recommendation.

In certain circumstances, ISS or GL may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from the provider and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, team recommendations shall be followed in accordance with and subject to the guidelines set forth above.

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Review of Votes Cast

On a monthly basis, Artisan Partners monitors strategy votes to ensure ballots are processed on a consistent basis. On a quarterly basis, Artisan Partners engages in a vote reconciliation process for a representative account in each investment strategy managed by Artisan Partners. Artisan Partners determines whether proxy ballots for each meeting held during the quarter were voted in accordance with Artisan Partners’ voting instructions and this Proxy Voting Policy.

In some cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, a full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client’s custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. A full reconciliation of votes cast and shares held by those clients also is not possible. However, if a discrepancy is identified, Artisan Partners shall use reasonable efforts to determine the reasons for the discrepancy, and if such discrepancy is due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

Records and Reports

●
Reports. Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners’ Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners’ proxy voting records with respect to a client’s account available to that client or its representatives for review and discussion upon the client’s request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners’ proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

●
Records – Basis for Vote. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

1.	For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

2.
For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.

●
Records – General. The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners’ request:

1.	a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;

2.	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

3.	a copy of each written client request for Artisan Partners’ proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

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4.	a copy of Artisan Partners’ Proxy Voting Policy, including the Guidelines.

●
Records – Retention. All records kept under this Article 9 shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

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Attached Exhibits

Attached as exhibits are the following documents, including a specimen or specimens of forms in use as of the effective date of this policy, which may be updated from time to time.

Appendix A	Proxy Voting Guidelines

Appendix B	Proxy Voting Committee Review Form

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APPENDIX A

Proxy Voting Guidelines

I.	BACKGROUND			B-13

II.	GENERAL GUIDELINES			B-13
	A.	Reliance on Information Provided by and Due Diligence of ISS		B-13
	B.	Non-U.S. Securities		B-13
	C.	Securities Lending		B-13
	D.	Securities Not Acquired by Artisan Partners		B-14
	E.	Consideration of Relevant Factors		B-14

III.	ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS			B-14
	A.	Operational Items		B-14
		1.	Adjourn Meeting	B-14
		2.	Amend Quorum Requirements	B-14
		3.	Minor Amendment to Charter or Bylaws	B-14
		4.	Change Company Name	B-14
		5.	Change in Principal Place of Business or Registered Office	B-14
		6.	Change Date, Time or Location of Annual Meeting	B-14
		7.	Electronic Meetings of Shareholders	B-14
		8.	Ratify Auditors	B-14
		9.	Authorize Board to Fix Remuneration of Auditors	B-15
		10.	Confidential Voting	B-15
		11.	Submission of Financial Statements and Statutory Reports	B-15
		12.	Dividend Distributions and Profit Distribution/Allocation Plans	B-15
		13.	Transact Other Business or Grant a Blank Proxy	B-15
		14.	Electronic Communications to Shareholders	B-15
		15.	Re-Registration of Shares	B-15
		16.	Routine Items of Foreign Issuers	B-15
		17.	Appoint Special Appraiser	B-17
		18.	Other Business	B-17
	B.	Board of Directors		B-17
		1.	Director Nominees in Uncontested Elections	B-17
		2.	Age Limits	B-18
		3.	Service on Other Boards	B-18
		4.	Board Size	B-18
		5.	Classification/Declassification of the Board	B-18
		6.	Cumulative Voting	B-18
		7.	Indemnification and Liability Protection	B-18
		8.	Filling Vacancies	B-18
		9.	Director Resignations	B-18
		10.	Removal of Directors	B-18
		11.	Term Limits	B-18
		12.	Majority Vote Requirements	B-18
	C.	Mergers and Corporate Restructuring		B-18
		1.	Appraisal Right	B-18
		2.	Conversion of Securities and Corporate Reorganizations	B-19
	D.	Antitakeover Defenses and Voting Related Issues		B-19
		1.	Amend Bylaws without Shareholder Consent	B-19
		2.	Control Share Acquisition Provisions	B-19
		3.	Fair Price Provisions	B-19
		4.	Greenmail	B-19
		5.	Issue Stock for Use with Rights Plan	B-19
		6.	Stakeholder Provisions	B-19
		7.	Supermajority Vote Requirements	B-19
		8.	Control Share Cash-Out Provisions	B-19
		9.	Disgorgement Provisions	B-19
		10.	Freeze-Out Provisions	B-19

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	E.	Capital Structure		B-19
		1.	Adjustments to Par Value of Common Stock	B-19
		2.	Common Stock Authorization	B-20
		3.	Preferred Stock Authorization	B-20
		4.	Dual Class Stock	B-20
		5.	General Issuances of Equity or Equity-Linked Securities	B-20
		6.	Share Repurchase Programs	B-21
		7.	Reissuance of Repurchased Shares	B-21
		8.	Cancellation of Repurchased Shares	B-21
		9.	Stock Distributions: Splits and Dividends	B-21
		10.	Reverse Stock Splits	B-21
	F.	Executive and Director Compensation		B-21
		1.	Stock Plans in Lieu of Cash	B-21
		2.	Director Retirement Plans	B-21
		3.	Incentive Bonus Plans and Tax Deductibility Proposals	B-21
		4.	Advisory Vote on Say On Pay Frequency	B-21
		5.	Executive Death Benefits (Golden Coffins)	B-22
	G.	Social and Environmental Issues		B-22
	H.	Bundled Proposals (Routine Items Only)		B-22

IV.	DISCRETIONARY ISSUES			B-22
	A.	Shareholder Proposals		B-22
	B.	Board of Directors		B-22
		1.	Majority of Independent Directors	B-22
		2.	Majority of Independent Committee Members	B-22
		3.	Cumulative Voting	B-22
		4.	Indemnification and Liability Protection	B-22
		5.	Establish/Amend Nominee Qualifications	B-23
	C.	Proxy Contests		B-23
		1.	Director Nominees in Contested Elections	B-23
		2.	Non-Director Voting Items	B-23
		3.	Reimbursing Proxy Solicitation Expenses	B-23
	D.	Mergers and Corporate Restructuring		B-23
		1.	Mergers and Acquisitions, Asset Purchases and Asset Sales	B-23
		2.	Conversion of Securities and Corporate Reorganizations	B-24
		3.	Formation of Holding Company	B-24
		4.	Going Private & Going Dark Transactions (LBOs and Minority Squeezeouts)	B-24
		5.	Issuance of Warrants/Convertibles/Debentures	B-24
		6.	Joint Ventures	B-25
		7.	Liquidations	B-25
		8.	Private Placements	B-25
		9.	Prepackaged Bankruptcy Plans	B-26
		10.	Recapitalizations	B-26
		11.	Spinoffs	B-26
		12.	Exclusive Venue	B-27
	E.	Antitakeover Defenses		B-27
		1.	Fair Price Provisions	B-27
		2.	Greenmail	B-27
		3.	Poison Pills (Shareholder Rights Plans)	B-27
		4.	Shareholders’ Ability to Call Special Meetings	B-27
	F.	State or Country of Incorporation		B-28
		1.	State Takeover Statutes	B-28
		2.	Reincorporation Proposals	B-28
	G.	Capital Structure		B-28
		1.	Common Stock Authorization	B-28
		2.	Preferred Stock	B-28
		3.	Reverse Stock Splits	B-28
4.	Tracking Stock	B-28

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H.	Executive and Director Compensation		B-29
	1.	Bundled Compensation	B-29
	2.	Compensation Plans (Management “Say on Pay”)	B-29
	3.	Remuneration Report	B-29
	4.	Stock Plans in Lieu of Cash	B-29
	5.	Management Proposals Seeking Approval to Reprice Options	B-29
	6.	Employee Stock Purchase Plans	B-29
	7.	Incentive Bonus Plans and Tax Deductibility Proposals	B-30
	8.	Golden and Tin Parachutes	B-30
	9.	Bonus Banking/Bonus Banking “Plus”	B-30
I.	Bundled Proposals		B-30

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I.	Background

The following proxy voting guidelines (Guidelines) summarize Artisan Partners’ positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS.

The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners’ clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners’ investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.	General Guidelines

A.
Reliance on Information Provided by and Due Diligence of ISS. Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

B.
Non-U.S. Securities. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client’s proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client’s account unless the client, in conjunction with the client’s custodian, has fulfilled these requirements.

C.
Securities Lending. Certain of Artisan Partners’ clients engage in securities lending programs under which a client’s shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted.

B-13

D.
Securities Not Acquired by Artisan Partners. From time to time, Artisan Partners’ client accounts may hold securities not specifically acquired for such accounts by Artisan Partners. Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients’ investments in short-term investment funds for cash management purposes. When Artisan Partners receives proxies relating to such securities, it will vote in accordance with the recommendations of ISS.

E.
Consideration of Relevant Factors. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.	Routine and Corporate Administrative Items

A. Operational Items.

1.
Adjourn Meeting. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a proposal of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

2.
Amend Quorum Requirements. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.
Minor Amendment to Charter or Bylaws. Vote FOR bylaw or charter changes that are housekeeping or administrative in nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

4.	Change Company Name. Vote FOR proposals to change the corporate name.

5.
Change in Principal Place of Business or Registered Office. Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

6.
Change Date, Time, or Location of Annual Meeting. Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

7.
Electronic Meetings of Shareholders. Vote FOR management proposals to hold shareholder meetings using audio and video transmission (including live webcasts), unless the proposed alternative appears unreasonable in light of the circumstances.

8.	Ratify Auditors. Vote FOR management proposals to ratify the selection of auditors, unless:

•
An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, including whether the amount of consulting or related services provided by the auditor to the issuer or the fees paid for non-audit services are excessive;

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•	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Serious concerns about accounting practices are identified such as fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

9.
Authorize Board to Fix Remuneration of Auditors. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

10.	Confidential Voting. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

11.	Submission of Financial Statements and Statutory Reports. Vote FOR the adoption or approval of routine submissions of an issuer’s annual financial statements and statutory reports.

12.
Dividend Distributions and Profit Distribution/Allocation Plans. Vote FOR routine submissions of an issuer’s cash or stock dividend payout and profit distribution/allocation plans (including dividend capitalization or share capital reduction plans accompanied by cash distributions), assuming pro rata payout or distribution to all shareholders. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

13.
Transact Other Business or Grant a Blank Proxy. Vote AGAINST proposals to approve other business when it appears as a voting item or to give proxy authority to a specified person to vote, at that person’s discretion, on any item that has yet to be raised and/or about which no information has been disclosed.

14.
Electronic Communications to Shareholders. Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

15.	Re-Registration of Shares. Vote AGAINST proposals to re-register shares in share blocking markets. Vote FOR re-registration in markets that do not engage in share blocking.

16.	Routine Items of Foreign Issuers. Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

•	election of chairman of the annual general meeting (“AGM”);

•	preparation and approval of list of shareholders entitled to vote at AGM;

•	approval of meeting agenda;

•	approval of minutes of previous AGM, and technical or immaterial amendments to previously approved minutes of such AGM;

B-15

•	approval of routine capital budget requests in the absence of any known concerns or evidence of prior mismanagement;

•	acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman’s reports, operations reports, reports on company performance, etc.;

•	appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

•	award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

•
discharge of responsibility of the management or supervisory board for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

•	approval of retirement plans or payments relating to those plans for employee directors;

•	approval of general meeting guidelines;

•	grant of authorization to the board of directors to ratify and execute approved resolutions;

•	designation of inspector or shareholder representative for approval of the minutes of the AGM;

•	acknowledgment of the proper convening of the AGM;

•
adoption of or approval of changes to procedural rules for shareholders’ general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations;

•	authorization to form a special committee and elect its members to conduct shareholder meeting formalities (i.e. verify quorum);

•	authorization to hold general meetings (other than AGMs) with 14 days’ notice in limited and time-sensitive circumstances where it would be to the advantage of shareholders as a whole;

•	authorization to make donations to EU political organizations for the purpose of preventing an inadvertent breach of the Political Parties, Elections and Referendum Act 2000;

•	approval to create corporate website and related amendments that govern the terms of use of the company’s website;

In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of ISS.

B-16

17.	Appoint Special Appraiser. Vote FOR proposals to appoint certain appraisers, special auditors or liquidators unless there are concerns noted related to the appointment.

18.	Other Business. Vote AGAINST proposals to approve other business when it appears as a voting item.

B.           Board of Directors

1.
Director Nominees in Uncontested Elections. Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be WITHHELD from directors who, as reported in the issuer’s proxy statement or materials provided by one of Artisan Partners’ proxy service providers:

•
Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness, absence due to company business, or other circumstances outside of the director’s control where sufficient facts are available to suggest the absences were duly justified. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence reduced the director’s attendance below 75%;

•	Votes to implement or renew a dead-hand or slow-hand poison pill;

•	Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years (unless Artisan Partners did not support such proposal);

•	Ignored a shareholder proposal approved by a majority of the shares outstanding (unless Artisan Partners did not support such proposal);

•	Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

•
With respect to director candidates of U.S. companies only, serves on the board of directors of more than six publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate’s outside boards);

•
In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled “Proxy Contests” under Discretionary Issues section of the Guidelines.

B-17

2.	Age Limits. Vote AGAINST proposals to impose a mandatory retirement age for outside directors. Vote FOR proposals to eliminate such a requirement.

3.
Service on Other Boards. Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

4.
Board Size. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

5.
Classification/Declassification of the Board. Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

6.
Cumulative Voting. Vote proposals to eliminate cumulative voting in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: AGAINST – Emerging Markets, Global Equity, U.S. Value; FOR – Global Value; and CASE-BY-CASE – U.S. Growth. In director elections of companies in countries where cumulative voting is required by law or regulation, vote for the directors in accordance with the cumulative voting recommendations by ISS.

7.	Indemnification and Liability Protection. Vote AGAINST proposals that would eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

8.
Filling Vacancies. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

9.
Director Resignations. Vote FOR management proposals to accept resignations of directors from the board or committees on which they serve, unless there are apparent contentious issues relating to or requiring the resignation, in which case it shall be voted on a CASE-BY-CASE basis.

10.	Removal of Directors. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

11.	Term Limits. Vote AGAINST proposals to limit the tenure of outside directors.

12.	Majority Vote Requirements. Vote FOR management proposals to require election of directors by a majority of votes cast.

C.           Mergers and Corporate Restructuring

1.	Appraisal Right. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

B-18

2.
Conversion of Securities and Corporate Reorganizations. Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

D.	Antitakeover Defenses and Voting Related Issues

1.
Amend Bylaws without Shareholder Consent. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

2.
Control Share Acquisition Provisions. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	Fair Price Provisions. Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

4.	Greenmail. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5.	Issue Stock for Use with Rights Plan. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

6.	Stakeholder Provisions. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

7.	Supermajority Vote Requirements. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

8.
Control Share Cash-Out Provisions. Vote FOR proposals to opt out of control share cash-out statutes. Such statutes give dissident shareholder(s) the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position.

9.
Disgorgement Provisions. Vote FOR proposals to opt out of state disgorgement provisions. Such provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge to the company any profits realized from sale of that company’s stock purchased 24 months before achieving control status.

10.
Freeze-Out Provisions. Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

E.	Capital Structure

1.	Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock (including through share capital reduction plans that provide for pro rata capital repayments) or to increase the par value of common stock in order to capitalize cash dividends paid to all shareholders on a pro rata basis, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action. Vote FOR management proposals to eliminate par value. Additionally, vote FOR any amendments to bylaws or other corporate documents related to the items above.

B-19

2.	Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

3.	Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals to increase number of authorized shares of class or series of preferred stock that has superior voting rights, at a company that has more than one class or series of preferred stock.

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

4.	Dual Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

5.	General Issuances of Equity or Equity-Linked Securities

Vote FOR proposals to issue equity or equity-linked securities with preemptive rights to a maximum of 100% or without preemptive rights to a maximum of 20% over currently issued capital over a specified period of time, unless adequate restrictions on discounts and the limit on the number of times the mandate may be refreshed are not set.

B-20

6.	Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans, except that proposals where there is evidence that a proposed repurchase plan is not fair to all shareholders or where the company indicates that a proposed repurchase plan may continue during a takeover period shall be voted on a CASE-BY-CASE basis. Also, vote FOR management proposals to authorize the use of financial derivatives when repurchasing shares if voted FOR the approval of the relevant share repurchase plan.

7.	Reissuance of Repurchased Shares

Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

8.	Cancellation of Repurchased Shares

Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

9.	Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by ISS.

10.	Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

F.	Executive and Director Compensation

1.	Stock Plans in Lieu of Cash. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

2.	Director Retirement Plans. Vote AGAINST retirement plans for non-employee directors.

3.
Incentive Bonus Plans and Tax Deductibility Proposals. Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested and if the plan does not contain an evergreen provision. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

4.
Advisory Vote on Say on Pay Frequency. Vote proposals regarding the frequency in which companies must present shareholders with an advisory vote on executive compensation in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: One Year – U.S. Value, Global Value, Global Equity; Two Years – Emerging Markets; Three Years – U. S. Growth.

B-21

5.
Executive Death Benefits (Golden Coffins). Vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

G.
Social and Environmental Issues. Vote with management on shareholder proposals related to social and environmental issues. Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), political concerns (e.g., reporting on political contributions), preparation of sustainability reports (e.g., to address environmental, labor, human rights, health and safety, economic or other social issues and considerations), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

H.
Bundled Proposals (Routine Items Only). Vote bundled or “conditioned” proposals that consist of routine items and that, if voted separately, would result in conflicting outcomes, pursuant to recommendations of ISS.

IV.	Discretionary Issues

A.
Shareholder Proposals. Vote CASE-BY-CASE for all shareholder proposals, except for shareholder proposals regarding social and environmental issues, which shall be voted in accordance with Section III.G, and shareholder proposals to change the date, time or location of annual meeting, which shall be voted in accordance with Section III.A.6.

B.	Board of Directors

1.	Majority of Independent Directors. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

2.
Majority of Independent Committee Members. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

3.
Cumulative Voting. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company’s governing documents and the company’s relative performance.

4.
Indemnification and Liability Protection. Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director’s or officer’s legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

B-22

5.	Establish/Amend Nominee Qualifications. Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

C.	Proxy Contests

1.
Director Nominees in Contested Elections. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors, as applicable:

•	Performance of the company relative to its peers

•	Strategic plans of the incumbents and the dissidents

•	Independence of directors/nominees

•	Governance profile of the company

•	Evidence of management entrenchment

•	Experience and skills of board candidates

•	Responsiveness to shareholders

•	Whether takeover offer has been rebuffed

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

2.
Non-Director Voting Items. Votes on matters other than election of directors in proxy contests should be decided on a CASE-BY-CASE basis, even if such matters would otherwise be routine voting items under this policy.

3.
Reimbursing Proxy Solicitation Expenses. In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

D.	Mergers and Corporate Restructuring

1.
Mergers and Acquisitions, Asset Purchases and Asset Sales. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

•	Strategic rationale for the transaction and financial and operational benefits

•	Offer price (cost vs. premium) and market reaction

•	How the transaction was negotiated and the process

•	Changes in corporate governance and their impact on shareholder rights

•	Conflicts of interest

B-23

2.
Conversion of Securities and Corporate Reorganizations. Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Conversion price relative to market value

•	Financial issues

•	Control issues

•	Termination penalties

•	Terms of the offer

•	Management’s efforts to pursue other alternatives

•	Conflicts of Interest

3.	Formation of Holding Company. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company

4.	Going Private and Going Dark Transactions (LBOs and Minority Squeezeouts). Vote on going private transactions on a CASE-BY-CASE basis, taking into account, as applicable:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Other alternatives/offers considered

•	Non-completion risk

•	Conflicts of interest

5.	Issuance of Warrants/Convertibles/Debentures. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

B-24

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

6.	Joint Ventures. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account, as applicable:

•	Percentage of assets/business contributed

•	Percentage ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

7.	Liquidations. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing, as applicable:

•	Management’s efforts to pursue other alternatives

•	Appraisal value of the assets

•	Compensation plan for executives managing the liquidation

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

8.	Private Placements. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

B-25

9.
Prepackaged Bankruptcy Plans. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

10.	Recapitalizations. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account, as applicable:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms, including fairness opinion

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

11.	Spinoffs. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering, as applicable:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Benefits that the spinoff may have on the parent company

•	Valuation of spinoff

•	Conflicts of interest

•	Any changes in corporate governance and their impact on shareholder rights

•	Change in the capital structure

B-26

12.	Exclusive Venue. Vote CASE-BY-CASE on exclusive venue proposals giving consideration to the following factors, as applicable:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•
Whether the company has appropriate governance features, such as an annually elected board, a majority vote standard in uncontested director elections and the absence of a poison pill, unless the pill was approved by shareholders.

E.	Antitakeover Defenses

1.
Fair Price Provisions. Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors, as applicable:

•	Percentage of outstanding shares that an acquirer must obtain before triggering the defense

•	Formula employed in determining fair price

•	Vote needed to overcome the board’s opposition to the acquisition

•	Vote required to repeal or amend the fair pricing provision

•	Size of the block of shares controlled by officers, directors, and their affiliates

•	Other takeover provisions

•	Company history relating to premium acquisition offers

2.
Greenmail. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

3.
Poison Pills (Shareholder Rights Plans). Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes, as applicable:

•	20% or higher flip-in or flip-over

•	Two to three year sunset provision

•	No dead-hand, slow-hand, no-hand or similar features

•
Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4.
Shareholders’ Ability to Call Special Meetings. Votes on proposals to restrict or prohibit shareholders’ ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.

B-27

F.	State or Country of Incorporation

1.
State Takeover Statutes. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

2.
Reincorporation Proposals. Votes on proposals to change a company’s state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, as applicable:

•	Reasons for reincorporation

•	Comparison of company’s governance provisions prior to and following the transaction

•	Comparison of corporation laws of original state or country and destination state or country

G.	Capital Structure

1.
Common Stock Authorization. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

2.
Preferred Stock. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

3.
Reverse Stock Splits. Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

4.	Tracking Stock. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors, as applicable:

•	Adverse governance changes

•	Excessive increases in authorized capital stock

•	Unfair method of distribution

•	Diminution of voting rights

•	Adverse conversion features

•	Negative impact on stock option plans

•	Other alternatives such as a spinoff

B-28

H.	Executive and Director Compensation

1.
Bundled Compensation. Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

2.
Compensation Plans (Management “Say on Pay”). Votes on compensation plans for executives and directors, including advisory votes on compensation matters, are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS, if available.

3.
Remuneration Report. Votes on an issuer’s compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

4.
Stock Plans in Lieu of Cash. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

5.
Management Proposals Seeking Approval to Reprice Options. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following, as applicable:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange and treatment of surrendered options

•	Option vesting period and term of the option

•	Exercise price

•	Participants

6.	Employee Stock Purchase Plans. Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Purchase price compared to fair market value

•	Offering period

•	Potential voting power dilution

Votes on non-qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Broad-based participation by company employees

•	Limits on employee contributions

•	Company matching contributions

•	Discounts on the stock price at the time of purchase

B-29

7.
Incentive Bonus Plans and Tax Deductibility Proposals. Votes on new or amended plan proposals containing evergreen provisions should be considered on a CASE-BY-CASE basis. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

8.
Golden and Tin Parachutes. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm; and

•	The triggering mechanism should be beyond the control of management.

9.
Bonus Banking/Bonus Banking “Plus”. Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results based on performance metrics on which the bonus was earned, taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio

•	Whether the company has a rigorous claw-back policy in place

I.	Bundled Proposals. Vote bundled or “conditioned” proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

B-30

APPENDIX B

Proxy Voting Committee
Meeting Review

For votes on issues other than routine or corporate administrative items (as described in the Guidelines). Artisan Partners’ Proxy Voting Policy requires a Proxy Administrator to contact the investment team(s) whose portfolio(s) hold the subject security to ascertain the team’s recommendation with respect to the vote. In addition, the Policy permits portfolio managers to submit recommendations for proxy votes for items not covered in the Guidelines or that are contrary to the Guidelines to the Proxy Voting Committee. A member of the Committee is then responsible for reviewing the recommendation and determining the vote to be cast. The Proxy Voting Policy also requires that all votes taken with respect to Identified Issuers be presented to at least one member of the Committee for review and determination as to the votes to be cast. In order to facilitate the process of reviewing an investment team’s recommendation and/or a vote relating to an Identified Issuer, the Proxy Administrator shall complete the form below and provide it to a member of the Proxy Voting Committee.

PART I

Issuer	Identified Issuer?
Meeting Date:	Administrator:
Share blocking?
Strategies:

PART II

Routine Items:
Non Routine Items:
Notes:

PART III

Describe below the final voting recommendation of all items.

FOR:
AGAINST:

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Denver Investments
Proxy Voting Policy

Denver Investments, relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions it maintains on clients’ behalf and for which it has voting authority. Annually, it fully reviews ISS’ independence and its Proxy Voting Guidelines. The firm follows ISS’ General Guidelines on most issues for shareholder vote. However, ISS does offer more customized proxy voting policies, such as Taft-Hartley and Public Fund Advisory, which may be selected by clients for an additional fee. Major subcategories within ISS’ guidelines are:

1) Operational Items
2) Board of Directors
3) Proxy Contests
4) Anti-takeover Defenses and Voting Related Issues
5) Mergers and Corporate Restructurings
6) State of Incorporation
7) Capital Structure
8) Executive and Director Compensation
9) Corporate Social Responsibility (CSR) Issues
10) Mutual Fund Proxies
11) Global Proxy Voting Matters

ISS’ Proxy Voting Guidelines may be updated from time to time.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the firm’s investment clients, the firm can, and will override ISS’ recommendation through a manual vote. If more than one investment team or Wealth Management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the Wealth Management portfolio manager. The final authorization to override an ISS recommendation must be approved by the CCO or a member of Denver Investments’ Management Committee other than the individual requesting the override. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, Denver Investments will exercise its voting authority. However, if it is believed that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue, Denver Investments may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which Denver Investments is an affiliated party, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Clients may request information on how their share positions were voted either over a specified period or for a particular meeting by contacting their Portfolio Administrator. Upon request, the firm also has available ISS Proxy Voting Guidelines Summary documentation from the ISS Proxy Voting Manual.

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WCM Investment Management
Proxy Voting Procedures

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

Special Rule in the Case of ERISA Accounts. Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan’s account. Please refer to ERISA Accounts section below for further details.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

WCM believes that its clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies. WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis, each of which can be found at Attachment 4 U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive.

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

Role of the Proxy Administrator (“PA”). The PA oversees and administers the firm’s proxy voting process. For each Client, the PA initially determines whether:

•	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;
•	the Client has adopted a proxy voting policy that WCM is required to follow; and
•	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

Once a Client account is established and proxy voting responsibility is determined, the PA is responsible for ensuring that proxy materials for each Account to be voted are received and voted in a timely manner. The PA instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis recommendations; and (3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.

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Identifying and Dealing with Material Conflicts of Interest. When a material conflict of interest between WCM’s interests and its Clients’ interests appears to exist, such conflict will be mitigated by the fact that WCM always votes with Glass Lewis’ recommendation. In the event that a conflict of interest arises between Glass Lewis and a client of WCM, WCM will evaluate the circumstances and either (1) elevate the decision to the management team responsible for holding that particular security who will make a determination as to what would be in the client’s best interest; (2) if practical, notify affected Clients of the conflict of interest and seek a waiver of the conflict; or (3) if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

Maintenance of Proxy Voting Records. As required by Rule 204-2 under the Investment Advisers Act of 1940, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

i.	a copy of these Proxy Policies, as they may be amended from time to time;

ii.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;

iii.	a record of each proxy vote cast on behalf of its Clients;

iv.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and

v.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

Disclosure. WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

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TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, Investment Manager has a supplemental subscription to Egan Jones Proxy Services (“Egan Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of Investment Manager’s ultimate decision. Rather, Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

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Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client1 of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;2

3.
The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);3

4.	The issuer is a significant executing broker dealer; 4

5.	An Access Person5 of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.
A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member6 of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

1 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”
2 The top 50 vendors will be considered to present a potential conflict of interest.
3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
5 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

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The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

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GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

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Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes Investment Manager’s approach to consideration of environmental, social and governance issues within Investment Manager’s processes and ownership practices.

In Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

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The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

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Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.
The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.
The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.
In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.
The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.
After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.
The Proxy Group will make every effort to submit Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.
With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

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9.
The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.
If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.
The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.
The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

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18.
The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such investment company voting records with the SEC.

As of January 5, 2015

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CLEARWATER SMALL COMPANIES FUND

KENNEDY CAPITAL PROXY VOTING POLICY SUMMARY

Introduction
Rule 206(4)-6 and rule amendments under the Investment Advisers Act of 1940, which became effective August 6, 2003, are designed to ensure that investment advisers fulfill their fiduciary obligation when voting client proxies. Disclosure requirements include:

(i)
investment advisers that exercise proxy voting authority for clients must describe the firm’s proxy policies and procedures, and upon request, provide clients with a copy of those policies and procedures; and,

(ii)	advisers must describe how clients may obtain information on how their securities were voted.

Kennedy Capital Management, Inc. (“Kennedy Capital”) has adopted the following policies with respect to voting proxies on behalf of its clients:

1.
Kennedy Capital’s written proxy voting policy, which may be updated and supplemented from time-to-time, will be provided to each client for which Kennedy Capital has been delegated the authority or responsibility to vote proxies;

2.	Clients will be advised about how to obtain a copy of the proxy voting policy and information about how their securities were voted;

3.	The proxy voting policy is consistently applied and records of votes maintained for each client;

4.	Kennedy Capital documents the reasons for voting, including exceptions;

5.	Kennedy Capital maintains records of such votes cast and client requests for proxy voting information for inspection by the client or governmental agencies;

6.	Kennedy Capital monitors such voting for any potential conflicts with the interests of its clients; and

7.
Kennedy Capital maintains systems to ensure that material conflicts will be resolved prior to voting, documenting in each case that its good faith determination was based on the clients’ best interests and did not result from the conflict.

Conflicts of Interest
Kennedy Capital is an investment adviser to pension plans, public and private companies, mutual funds and individual investors, and is a sub-adviser to wrap programs as described in Kennedy Capital’s Form ADV. The management fees collected from such clients are Kennedy Capital’s principal source of revenue. With respect to the fees received for advisory services rendered, conflicts of interest may occur when Kennedy Capital must vote on ballot items of the public companies for which it manages the pension plan assets and, in certain cases, Kennedy Capital may have a relationship with the proponents of proxy proposals or participants in proxy contests.

To mitigate potential conflicts of interest or the appearance of conflicts, Kennedy Capital does not allow employees to sit on the board of directors of any public company without Senior Management approval. To the extent that such conflicts occur, Kennedy Capital will generally follow the recommendation of the proxy voting service to ensure that the best interests of its clients are not subordinated to Kennedy Capital’s interests. Kennedy Capital may, in selected matters, consult the Proxy Committee to obtain guidance to vote proxies. Routine matters shall not constitute a material conflict with respect to this procedure.

The Proxy Committee has a duty to make reasonable investigation of information relating to conflicts of interest. The Proxy Committee is chaired by the Chief Executive Officer and is comprised of the Chief Operating Officer, the Director of Research, the Chief Compliance Officer, the Senior Client Service Associate and such other members as may be amended from time-to-time as required by a majority vote of its current members, with three members serving as a quorum. The Proxy Committee will determine, prior to voting, whether any of the members of the Committee have a material personal or business conflict - in which case the committee member will abstain from voting.

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Engagement of Service Provider
In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers that are available to provide proxy vote recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform (“ProxyEdge®”). With the assistance of Broadridge, Egan-Jones Proxy Services (“Egan-Jones”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to Kennedy Capital through Egan-Jones include access to Egan-Jones research analysis and their voting recommendations. Services provided to Kennedy Capital through ProxyEdge® include receipt of proxy ballots, vote execution based upon the recommendations of Egan-Jones, access to the voting recommendations of Egan-Jones, as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge® also maintains proxy voting records and provides Kennedy Capital with reports that reflect the proxy voting activities of client portfolios. Kennedy Capital uses this information for appropriate monitoring of such delegated responsibilities.

Kennedy Capital may, under soft dollar arrangements, pay for no more than the cost allocated to research services for such uses (“mixed-use” services). The cost of that portion of the services that does not constitute “research” for the purposes of Section 28(e) will be reimbursed to the broker-dealer provider. Presently, Broadridge’s services are not provided to Kennedy Capital by a broker-dealer under a soft dollar arrangement.

Proxies are voted through the ProxyEdge® application in accordance with one of two proxy voting platforms offered by Kennedy Capital. It is the client’s decision as to which set of guidelines will be used to vote its proxies. Not all clients delegate proxy voting authority to Kennedy Capital; however, Kennedy Capital is deemed to have voting authority in the absence of a specific delegation of authority and will vote in accordance with the General Guidelines.

Platforms Available

•	General Policy which is generally voted in conformity with the Egan-Jones Proxy Voting Principles and Guidelines.
•	Socially Responsible Investment Policy which is generally voted in conformity with the Egan-Jones Socially Responsible Investing Proxy Voting Principles and Guidelines.

The General Policy is the standard policy to be used for voting proxies for all clients’ accounts (both ERISA and non-ERISA related) unless the client specifically selects the SRI Policy. As of January 1, 2011, Kennedy Capital was unable to offer a Catholic Voting platform. Generally, Kennedy Capital declines clients’ requests to implement customized proxy voting policies, as they tend to be expensive to implement and difficult to manage on an ongoing basis.

Kennedy Capital generally votes proxy ballots for its clients using a proxy voting service to help fulfill voting obligations, although some clients may choose to retain voting responsibility. Unless otherwise instructed, Kennedy Capital will undertake to vote proxies. Kennedy Capital must make proxy voting decisions solely in the best interests of its clients and will place clients’ interests above its own interests.

Kennedy Capital generally follows the recommendation of Egan-Jones. For proxies relating to issues not addressed in the guidelines, the vote will be referred back to Kennedy Capital. A client is encouraged to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with one of the two policies offered by Kennedy Capital. Kennedy Capital does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself. Kennedy Capital may direct that proxies be voted in a manner different from that recommended by Egan-Jones. However, when Kennedy Capital’s interests conflict with the interests of its clients, the recommendation of the proxy voting service will be followed. Additionally, Kennedy Capital may seek guidance from our Proxy Voting Committee to resolve material conflicts of interest.

Securities Lending Arrangements
Kennedy Capital’s clients may elect to participate in a securities lending program through the client’s selected custodian. Under typical securities lending arrangements, securities on loan to a borrower on a proxy record date may not be voted by the lender. Therefore, Kennedy Capital will not vote securities that are on loan as the responsibility to vote proxies will typically reside with the borrower of the shares.

International Constraints
Although it is Kennedy Capital’s policy to seek to vote all proxies for the securities held in a client’s account(s) for which it has proxy voting authority, in the case of non-U.S. issuers proxies are voted on a best efforts basis. Generally, research coverage of non-U.S. issuers is issued through Egan-Jones. Voting recommendations are not always provided with research; therefore, ballots for non-U.S. issuers are generally voted according to the chosen policy.

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Custodian Considerations
A custodian may, in its sole discretion, determine that it will provide proxies to Broadridge for U.S. domestic companies, but not for non-U.S. issuers. Or, custodians may determine to provide proxies for non-U.S. issuers only to its selected proxy voting provider. In these instances, Broadridge generally is not able to vote proxies for non-U.S. issuers held in a client’s account.

It is important to understand that from time-to-time custodian issues may arise which are beyond Kennedy Capital’s control. Upon account inception, it is Kennedy Capital’s responsibility to notify the client’s custodian so that the custodian may begin to forward proxy materials directly to Broadridge. In the event a client delegates proxy voting authority to Kennedy Capital, it remains the client’s obligation to instruct their custodian to forward applicable proxy materials directly to Broadridge so that their shares can be voted. Although Kennedy Capital makes its best efforts to make sure that the client’s custodian has received Kennedy Capital’s instructions, it is the responsibility of the client’s custodian to acknowledge receipt of the instructions and to establish the account correctly in order for proxy materials to be submitted to Broadridge in a timely manner. Kennedy Capital is not able to vote shares if Broadridge does not receive proxy materials on a timely basis from the custodian.

It is within each custodian’s discretion as to whether it will provide ballots to Broadridge for issuers whose stocks are held in each client’s account. Instead, a custodian may select its own proxy voting provider and choose not to provide proxy ballots to Broadridge. In these instances, Broadridge is generally not able to vote proxies for the client’s account and Kennedy Capital generally will not be able to accept voting authority for the client’s account.

When voting ballots, it is within each custodian’s discretion as to whether it will aggregate shares, held on behalf of various clients, in an omnibus account instead of submitting individual ballots for segregated accounts. In these cases, custodians must rely on internal records to differentiate the various underlying holdings. In these instances, Broadridge will generally not be able to provide Kennedy Capital with a detailed history of voting records at the individual client account level.

Kennedy Capital maintains written proxy voting policies and procedures as required by Rule 206(4)-6 under the Investment Advisers Act. A copy of Kennedy Capital’s complete proxy voting policy and procedures may be obtained by writing Kennedy Capital Management, Inc., 10829 Olive Boulevard, St. Louis, MO, 63141.

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KEELEY ASSET MANAGEMENT CORP.

PROXY VOTING POLICIES & PROCEDURES

Keeley Asset Management Corp. (“KAMCO”) has adopted proxy voting policies and procedures for all of its clients. Those policies and procedures will govern the voting of portfolio securities.

KAMCO’s Policies and Procedures are based on the following assumptions:

Voting rights have economic value.
There is a duty to cast an informed vote.
Securities must be voted in a way that benefits the client solely.

The following is a summary of the manner in which KAMCO would normally expect to vote on certain matters that typically are included in the proxies that KAMCO receives each year; however, each proxy needs to be considered separately and KAMCO’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

1)	KAMCO will vote securities with management on routine matters (e.g., election of Directors, ratification or selection of Accountants).
2)	KAMCO will rely upon its analysis of other management proposals, which it will make on a case by case basis (e.g., executive compensation, stock option plans, indemnification of Directors).
3)	KAMCO will oppose anti-takeover proposals (e.g., supermajority amendments, unequal voting rights plans), except where special circumstances dictate otherwise.
4)
On matters relating to social and political responsibility, unless in KAMCO’s judgment a vote in one direction or the other is likely to have a material effect on the market value of client securities, KAMCO will abstain.

All other issues brought forth will be reviewed by KAMCO on a case by case basis with the sole aim of enhancing the value of client assets.

Although KAMCO does not anticipate that voting will generally present a conflict of interest between clients on the one hand and the person exercising the vote, KAMCO, its broker-dealer affiliate Keeley Investment Corp. (“KIC”), or affiliated persons of KAMCO or KIC, KAMCO recognizes that it is possible that a conflict of interest could arise. If KAMCO identifies a situation which it believes presents a conflict of interest, if the matter is one for which KAMCO’s proxy policies as set forth above require a specific vote (e.g. an anti-takeover matter), then the proxy will be voted in accordance with the predetermined policy without regard to the conflict. If there is no predetermined policy, or if the policy requires management to exercise judgment, then (i) if the perceived conflict involves the person exercising voting judgment on behalf of the client but does not involve KAMCO, KIC or any other person controlling those entities, the exercise of voting judgment will be made by another officer of KAMCO who does not have the conflict (ii) if there is no other officer of KAMCO who does not have a perceived conflict or the conflict involves KAMCO, KIC or someone who controls either of them, KAMCO will seek approval of its vote from the client (which approval need not be at a meeting but may be by separate telephone conferences, depending on the time available to vote) or (iii) KAMCO may retain an independent 3rd party to make a determination as to the appropriate vote on the matter, and may cast the vote in accordance with the determination.

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KAMCO has adopted proxy policies and procedures which provide that KAMCO votes client securities for which it has voting power and responsibility with the goal of enhancing the value of the investment - and specifically with management on routine matters, against anti-takeover proposals, on non-routine matters in accordance with KAMCO’s best judgment and on social and political matters, as directed by the client. If KAMCO perceives a conflict of interest on any vote, it will solicit the client for direction, unless it is a matter in which the policies and procedures provide for a predetermine vote. The proxy procedures provide for the method of voting, address responsibility for decision-making in voting and timeliness, record keeping and distribution of information to clients. KAMCO maintains records of its proxy voting as required by the Investment Advisers Act of 1940 and the related rules of the SEC. Copies of KAMCO’s complete voting policies and procedures, and of the records of how a client’s securities were voted (beginning on July 1, 2003) are available by calling 312-786-5000.

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CLEARWATER TAX-EXEMPT BOND FUND

(The vast majority of the fund’s securities are debt issues and not voting securities to which proxy voting policies and procedures are inapplicable. These policies and procedures will typically apply to the fund’s relatively small position in other investment companies.)

Sit Investment Associates, Inc.
Sit Investment Fixed Income Advisors, Inc.
Sit Fixed Income Advisors II, LLC
(collectively, “SIA”)

Proxy Voting Policies and Procedures

I.	Regulatory Requirements.

The rules governing the proxy voting policies and procedures of registered investment advisers are set forth in Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Act”). SIA is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) fiduciary duty provisions with respect to voting proxies on securities held in employee benefit plan accounts governed by ERISA.

Set forth below are SIA’s procedures and policies on voting proxies for securities held in client accounts. These procedures and polices are believed to satisfy the ERISA fiduciary duty requirements generally and, in particular, the Department of Labor’s 1994 interpretive bulletin regarding proxy voting (IB 94-2 (CFR §2509.94-2)).

SIA’s Proxy voting Policy and Procedures will be effective August 1, 2003

II.	Proxy Voting Procedures

A.	Voting. SIA will vote all proxies for all securities held in client accounts unless a client has instructed SIA in writing not to vote proxies on its behalf.

B.
Proxy Voting Services. In order to efficiently vote each proxy consistent with the Proxy Voting Policies, SIA has entered into a Voting Agent Services (VAS) Agreement, with Institutional Shareholder Services (“ISS”), whereby ISS provides SIA with proxy analysis, vote execution, record keeping, and reporting services.

C.	Process.

1.
Routine Proxy Proposals and Issues. SIA personnel as identified on Exhibit A will review the proposals on each proxy. SIA shall determine if the proxy includes a non-routine issue. Routine proxy issues that are addressed in the Proxy Guidelines shall be voted by SIA personnel.

2.
Non-routine Proxy Proposals and Issues. Proxy votes concerning issues that are not routine or otherwise not addressed in the Proxy Guidelines will be reviewed by the Proxy Committee or its designate(s). The Proxy Committee or its designee(s) will review each non-routine issue on the proxy, determine SIA’s vote and instruct SIA personnel how to vote the proxy.

3.	Vote Execution. SIA shall use ISS’s services and systems to execute the vote.

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D.	Records

1.
SIA will maintain a record of each proxy vote cast for each client account. SIA may rely on the records maintained by ISS and also on readily available public records. The records shall be maintained for five years and shall include:

a)	proxy voting policies and procedures;

b)	proxy statements received regarding client securities;

c)	records of votes cast on behalf of clients;

d)	records of written client requests for proxy voting information and written responses by SIA to any such written or oral client request, and;

e)	any documents prepared by or on behalf of SIA that were material in making the decision on how to vote or that memorialized the basis for the decision.

E.	Client Direction

1.
Clients may instruct SIA to vote proxies for their account according to the client’s policies rather than SIA’s. For example, a client may have guidelines which promote a special interest such as social, religious, or political issues. Under this circumstance, SIA will vote the proxy according to the instructions of the client, which may be inconsistent with SIA’s Guidelines and the votes SIA casts on behalf other client accounts. SIA shall use ISS’s services and systems to execute the vote.

III.	Proxy Committee.

A.	The members of the Proxy Committee are identified on Exhibit A.

B.
The Proxy Committee is responsible for the development and the implementation of SIA’s Proxy Voting Policies and Procedures and shall oversee and manage the day-to-day operations of SIA proxy voting process.

C.	The Proxy Committee or its designee(s) shall have the following duties:

1.	develop and oversee the implementation of SIA’s Proxy Voting Policies and Procedures;

2.	revise and update the Guidelines as necessary;

3.	review proxy voting records; and

4.	meet when necessary to discuss and make the final decision on how to vote non-routine issues not already covered in the Guidelines.

D.	Guideline Development – Routine Matters

1.
The Proxy Committee shall develop voting guidelines (“Guidelines”) to be used by SIA personnel to vote routine matters in an efficient and consistent manner without consultation with the Proxy Committee. Votes cast using the Guidelines must be consistent with the Proxy Voting Policies and Procedures.

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E.	Non-routine Issues

1.
The Proxy Committee or its designee(s) will review each non-routine issue on the proxy and determine SIA’s vote. The Proxy Committee’s decision shall be made in a manner consistent with the Proxy Voting Policies and Procedures. The Proxy Committee may consider information from many sources, including, for example, SIA analyst(s), management of the company, shareholder groups, and independent proxy research services.

IV.	Conflicts of Interest

1.
SIA may be required to vote on a proxy proposal which presents a material conflict of interest between SIA’s interests (or the interests of an affiliated person of SIA) and those of a client. In the event the client is a registered investment company, the conflict may involve the fund or its principal underwriter, or an affiliated person of the fund or its principal underwriter.

2.
The Proxy Committee shall take steps to ensure a decision to vote the proxy was based on the clients’ best interest and was not the product of the material conflict. To resolve a material conflict of interest, The Proxy Committee may (but is not limited to):

a)	base its vote on pre-determined guidelines or polices which requires little discretion of SIA personnel;

b)	disclose the conflict to the client and obtain their consent prior to voting; in the case of a registered investment company, disclose the conflict to the board of directors and obtain its consent; or

c)	base its vote on the analysis and recommendation of an independent third party such as ISS.

3.	SIA will retain records of the steps taken to resolve a material conflict of interest.

V.	Proxy Voting Policy.

A.	Principles.

1.
Generally. SIA will fulfill its fiduciary obligation to vote proxies by voting as SIA determines to be in the best long-term economic interest of the clients, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. With respect to this proxy voting policy, in the case of a retirement plan client refers to the beneficiaries of the plan, and in the case of investment companies client refers to the shareholders.

B.	Voting Guidelines

1.	Proposals seeking approval of equity-based compensation, including stock option plans.

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a)
Proposals to adopt or amend long-term incentive compensation plans will be examined on a case-by-case basis and may be approved if they are not excessively dilutive and provide shareholder friendly incentives. Plans that allow repricing of options at lower prices or replacement of options with those containing more favorable terms for insiders, and not in the best interest of shareholders, will be voted against, barring any unusual circumstances.

2.	Proposals relating to changes in corporate control.

a)
Regarding unfriendly takeover and other shareholder initiatives, we seek to steer a course between the dangers to minority shareholders of “greenmail”, two-step takeovers, etc., and extreme steps to resist such outside pressures which could unduly entrench insider shareholders and incumbent management.

b)
Increases in authorized but unissued common and preferred stock can at some magnitude be excessively dilutive. New York Stock Exchange rules require shareholder approval for increases in outstanding shares in excess of 18-½%. Increases in authorized shares to facilitate stock splits, acquisitions or other actions not materially dilutive to tangible book value and/or fully diluted earnings per share (after considering possible related earnings growth potential in future years) will be approved. Increases in authorized but unissued stock, in excess of any stated purpose, above 100% over the currently outstanding shares, will be scrutinized for their potential dilution or entrenchment effects.

c)
“Poison pill” provisions generally can be divided into two types. The mild defensive form is a rights issue that is set off by the acquisition of or tender for more than 20% to 30% of the outstanding stock, and usually the rights are exercisable for 1 or 2 additional shares for each share owned (or to be owned after the acquisition) at a price equal to half of the market price. Generally, we favor such proposals because they seem likely to force an acquisition to deal directly with management, which improves the likelihood that minority shareholders would receive a similar price to any control block price. The strong form “poison pill” is for authorization of a new call of stock, usually a preferred stock, with unstated voting rights. While this defensive tool may be very effective, it could, in certain contexts, be construed as an unduly entrenching power for insider shareholders or incumbent management. We will look at the intent of such proposals in our evaluation.

3.	Proposals that affect shareholder rights, including voting rights.

a)
We generally will favor clearly delineated proxy initiatives that benefit minority shareholders, including prototype “fair price” and anti-greenmail amendments. We may oppose exceedingly complex resolutions joining many defensive initiatives in a single amendment particularly if the principal or headlined initiative is positive for minority shareholders but it masks a large number of initiatives that together could be expected to be excessively or exclusively defensive against many outside motions.

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b)
Idiosyncratic proposals from individual shareholders will be reviewed critically. Proposals for cumulative voting power, for instance, have a long history as being proposed as helpful to minority shareholder rights, but clearly can be discriminatory to minority shareholders if some plurality of shares can thereby more easily win control of a company’s board. Similarly, in general, we will vote against shareholder initiatives to eliminate staggered boards of directors that are in place and of long standing. Conversely, we might not favor instituting a staggered board if in context it was deemed to be part of an excessive set of potentially entrenching measures.

4.	Proposals relating to social or political issues.

a)
Social initiatives can address new issues during each annual meeting season. We will consult with clients on issues known to be of interest to them. Otherwise, we vote as we determine to be in favor of the collective long-term best self interest of the client.

5.	Corporate Governance.

a)
Developments surrounding Enron Corporation in late 2001 and other instances of corporate malfeasance have materially heightened concerns regarding principles of corporate governance across a broad range of issues including, but not limited to, the independence of audit and nominating committees and executive compensation. In addressing these subjects, we consult independent sources for information, including Institutional Shareholder Services, as well as SIA’s industry analysts and the resources of the proxy committee. We vote as we determine to be in the best long-term best interest of the client.

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CLEARWATER CORE EQUITY FUND

AQR CAPITAL MANAGEMENT, LLC (“AQR”)

PROXY POLICY

1.            General

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2.            Proxy Guidelines

Generally, AQR will vote based upon the recommendations of ISS Governance Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. AQR has adopted the Proxy Voting Guidelines employed by ISS for voting proxies. Although ISS’ analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:

(a)
AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

(b)	AQR will not announce its voting intentions and the reasons therefore.

(c)	AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

•	If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

•
AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

•
If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, AQR ultimately may decide not to vote those shares.

•	AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

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AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

AQR will periodically review the outside party’s voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3.            Proxy Procedures

AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients’ custodians to ensure that all proxy materials received by the custodians relating to the Clients’ portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.

4.            Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR’s investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other considerations.

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O’Shaughnessy Asset Management, LLC
Proxy Voting Policy
Rule 206(4)-6

In accordance with the requirements of United States SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General, O’Shaughnessy Asset Management, LLC (“OSAM”) has adopted the following proxy voting policy with respect to those assets for which a client has vested OSAM with discretionary investment management authority (the “assets”).

OSAM’s Policy

Registrant has retained the use of third party service provider/agents, (i.e. Institutional Shareholder Services (“ISS”), Broadridge Investor Communication Solutions, Inc. (“BICS”) and/or other third party service provider/agents) to execute these policies. Information regarding the third party proxy voting service provider/agent is available upon request as well. Unless a client directs otherwise, in writing, OSAM or its third party service provider/agent shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, and tender offers. OSAM and/or the client shall correspondingly instruct each custodian of the assets to forward to OSAM, or its third party service provider/agent, copies of all proxies and shareholder communications relating to the assets. Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how OSAM or its third party service provider/agent addressed any such circumstance or conflict shall be maintained by OSAM - see examples below), it is OSAM’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. OSAM shall monitor corporate actions of individual issuers and investment companies consistent with OSAM’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, OSAM may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), OSAM may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. OSAM or its third party service provider/agent shall maintain records pertaining to proxy voting as required pursuant to United States SEC Rule 204-2 (c)(2) under the Advisers Act as well as the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General.

Copies of United States SEC Rules 206(4)-6 and 204-2(c)(2) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General are available upon written request. In addition, information pertaining to how OSAM or its third party service provider/agent voted on any specific proxy issue is also available upon written request. Any questions regarding OSAM’s proxy voting policy shall be directed to Raymond Amoroso, III, Esq., Chief Compliance Officer of OSAM at 203-975-3318.

Mitigating Circumstances/Conflicts of Interest

The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities; and (4) senior management’s recommendation, in the opinion of OSAM, is not in the best interests of the client.

Class Action Lawsuit Filings

Class action litigations are lawsuits filed against companies, on behalf of current and past shareholders who are then invited to participate in subsequent settlements by filing a claim. A client will have most likely received these notices from claims administrators who work for the “class”. In the past, OSAM has responded to clients’ requests for assistance by providing trade data to enable the client to complete and file the necessary a claim forms.

However, to improve this process, OSAM has retained an outside company, Financial Recovery Technologies (FRT), to electronically file all class action claims on our clients’ behalf. As a result, any class action claim that a client is eligible to file will be handled automatically. Fees for this service are on a contingency basis, so there will be no charges against the clients’ account; Financial Recovery Technology will absorb any and all costs to provide this service, and deduct their fee (generally between 15-30%) from funds recovered from claims they have filed on the clients behalf.

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As a recipient of this service, clients will no longer need to take any action in order to receive class action settlements. While the client will continue to receive class action notices from claims administrators for securities held in the account(s), the client does not need reply to them or to mail in a claim form.

OSAM will automatically register the client for this service. If the client is entitled to a settlement, the client will receive a check by mail. With this service, claims will not be paid any faster than if the client files on his or her own, and please be aware that either way claims often take a year or longer to process. Also note that the availability of this service does not guarantee that a client will receive a payment from any class action. Be assured that while OSAM will provide the clients’ name, address and transaction data to Financial Recovery Technologies, the clients’ personal information is protected under our Privacy Policy.

If a client does NOT want to participate in this program, the client may “opt out” by notifying OSAM in writing. Again, if a client wishes to participate he or she need not take any action. For more information on Financial Recovery Technologies, please go their website at www.frtservices.com or OSAM’s Chief Compliance Officer, Raymond Amoroso, III, Esq.

Implementation/Adoption

Raymond Amoroso, III, Esq., Chief Compliance Officer, or his designee shall be primarily responsible for determining how client proxies are voted and recording how OSAM addressed any mitigating circumstance or conflict of interest. Mr. Amoroso, CCO shall be primarily responsible for the ongoing review and evaluation of OSAM’s proxy voting policy and corresponding compliance with the requirements of United States SEC’s Rules 206(4)-6 and 204-2(c)(2) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General. Copies of the Rules can be attached and made a part hereof.

The above Proxy Voting Policy has been adopted by O’Shaughnessy Asset Management, LLC on this first day of October, 2007, and continues to be in effect through the calendar year of 2014.

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Osterweis Capital Management, Inc.
Osterweis Capital Management, LLC
PROXY VOTING
POLICIES AND PROCEDURES

I.              POLICY

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (collectively, “OCM”) act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). OCM’s authority to vote proxies or act with respect to other actions requiring shareholder votes is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other actions, OCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions that require shareholder votes may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, OCM’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). OCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.             PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by OCM to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.           PROCEDURES

The Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by OCM are voted in a timely manner and in a manner consistent with what OCM considers to be each client’s best interests. OCM currently utilizes the services of a third-party proxy voting service, Institutional Shareholder Services (the “Service”), to assist in the development of proxy voting guidelines and to track and vote proxies according to these Guidelines. At least annually, the Chief Compliance Officer, in consultation with the Service, will review the Guidelines and revise them if necessary.

Although most proxy proposals can be voted in accordance with OCM’s Guidelines, we recognize that some proposals require special consideration and OCM will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Service will bring these ballot questions to the attention of OCM’s Compliance Department, which will consult with the President and /or any relevant Portfolio Manager to determine the appropriate action on the matter.

The Service generally oversees OCM’s proxy voting process by collecting the proxy voting materials, reconciling ballot discrepancies, tracking missing proxies and providing record keeping and reporting services.

The Chief Compliance Officer also has a supervisory responsibility to ensure that all corporate action notices or requests received by OCM that require shareholder action are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

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A.	Conflicts of Interest

Where a proxy proposal raises a material conflict between OCM’s interests and a client’s interest, including a mutual fund client, OCM will resolve such a conflict in the manner described below:

1.
Vote in Accordance with the Guidelines. To the extent that the matter to be voted on is covered specifically by the Guidelines (which, if the client is a mutual fund, OCM will have previously disclosed to the mutual fund’s Board of Trustees or Board of Directors), OCM will vote in accordance with the Guidelines. Proxies that are specifically covered by the Guidelines are automatically voted by the Service in accordance with the Guidelines.

2.
Obtain Consent of Clients. To the extent that OCM has discretion to make a case-by-case decision under the Guidelines with respect to the proposal in question, OCM will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of OCM’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, OCM will abstain from voting the securities held by that client’s account.

3.
Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct OCM to forward all proxy matters in which OCM has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, OCM will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not received in a timely manner, OCM will abstain from voting the securities held by that client’s account.

Where proxies are automatically voted by the Service in accordance with the Guidelines, OCM will not have made a pre-vote conflict of interest determination. Where the proxy proposal has been forwarded by the Service to the Compliance Department in accordance with the Guidelines, the Chief Compliance Officer will review the matter for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by OCM will be addressed as described above in this Section III. A.

B.	Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where OCM has determined that it is in the client’s best interest, OCM will not vote proxies received. The following are certain circumstances where OCM may limit its role in voting proxies:

1.
Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, OCM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client or specified third party. If any proxy material is received by OCM or the Service, it will promptly be forwarded to the client or specified third party.

2.
Terminated Account: Once a client account has been terminated with OCM in accordance with its investment advisory agreement, OCM will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.
Limited Value: If OCM determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, OCM may abstain from voting a client’s proxies. OCM also will not vote proxies received for securities which are no longer held by the client’s account

4.
Accommodation Security Positions. In certain instances, a client account may contain certain securities that OCM does not actively manage, but that are maintained in the account at the client’s request (designated as “Accommodation Positions”). With respect to such securities for which OCM has proxy voting authority, OCM will vote in accordance with its Guidelines unless the position requires a case-by-case analysis, in which case OCM may abstain from voting. The client may also direct OCM to take an action with respect to a particular matter. Such direction must be in writing.

5.
Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where OCM determines that a proxy vote (or other shareholder action) is materially important to the client’s account, OCM may recall the security for purposes of voting.

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6.
Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, OCM may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV.           RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, OCM will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that OCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by OCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy. Since OCM utilizes resources of the Service to maintain certain of these records, OCM has received a written undertaking from the Service to provide a copy of all such records promptly upon request by OCM.

OCM will describe in its Part 2a of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how OCM and the Service voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of OCM’s Policies and Procedures by written request addressed to OCM. OCM will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

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CLEARWATER INVESTMENT TRUST
Clearwater Core Equity Fund
Clearwater Small Companies Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund
30 East 7th Street, Suite 2000
Saint Paul, Minnesota 55101

EXECUTIVE OFFICERS:	TRUSTEES:

Justin H. Weyerhaeuser, President and Treasurer	Sara G. Dent
Frederick T. Weyerhaeuser, Secretary	James E. Johnson
Charles W. Rasmussen
INVESTMENT MANAGER:	Laura E. Rasmussen
Clearwater Management Co., Inc.	Edward R. Titcomb III
2000 Wells Fargo Place	Frederick T. Weyerhaeuser
30 East 7th Street, Saint Paul, MN 55101	Justin H. Weyerhaeuser

CUSTODIAN FOR CLEARWATER FUNDS	CLEARWATER CORE EQUITY FUND
SUBADVISERS:
The Northern Trust Company
50 LaSalle Street	Parametric Portfolio Associates
Chicago, IL 60675	1918 Eighth Avenue, #3100
Seattle, WA 98101
COUNSEL FOR THE FUNDS:
AQR Capital Management, LLC
Dechert LLP	Two Greenwich Plaza
One International Place	Greenwich, CT 06830
40th Floor
100 Oliver Street	O’Shaughnessy Asset Management, LLC
Boston, MA 02110-2605	6 Suburban Avenue
Stamford, CT 06901
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM:	Osterweis Capital Management, LLC
One Maritime Plaza, Suite 800
KPMG LLP	San Francisco, CA 94111
90 South 7th Street
4200 Wells Fargo Center	Fiduciary Counselling, Inc.
Minneapolis, MN 55402	30 East 7th Street, Suite 2000
St. Paul, Minnesota 55101-4930
CLEARWATER FUNDS ADMINISTRATION
AND ACCOUNTING SERVICES	CLEARWATER SMALL COMPANIES FUND
SUBADVISERS:
The Northern Trust Company
50 LaSalle Street	Kennedy Capital Management, Inc.
Chicago, IL 60675	10829 Olive Boulevard
St. Louis, MO 63141-7739
TRANSFER AGENT FOR THE FUNDS
Keeley Asset Management Corp.
The Northern Trust Company	111 West Jackson Boulevard, Suite 810
50 LaSalle Street	Chicago, IL 60604
Chicago, IL 60675
Fiduciary Counselling, Inc.
30 East 7th Street, Suite 2000
St. Paul, Minnesota 55101-4930

CLEARWATER TAX-EXEMPT BOND FUND
SUBADVISERS:

Sit Fixed Income Advisors II, LLC
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402

Fiduciary Counselling, Inc.
30 East 7th Street, Suite 2000
St. Paul, Minnesota 55101-4930

CLEARWATER INTERNATIONAL FUND
SUBADVISERS:

Artisan Partners Limited Partnership
875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202

Denver Investments
1225 17th Street #2600
Denver, CO 80202

WCM Investment Management
281 Brooks Street
Laguna Beach, CA 92651-2974

Templeton Investment Counsel, LLC
300 Southeast 2nd Street
Fort Lauderdale, FL 33301

Parametric Portfolio Associates LLC
1918 8th Avenue, Suite 3100
Seattle, Washington 98101

Fiduciary Counselling, Inc.
30 East 7th Street, Suite 2000
St. Paul, Minnesota 55101-4930

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2015

CLEARWATER INVESTMENT TRUST
FORM N-1A

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Declaration of Trust dated January 12, 1987 1

(a)(2)	Amendment to Declaration of Trust dated March 25, 1994 1

(a)(3)	Amended and Restated Declaration of Trust dated March 1, 1998 2

(a)(4)	Certificate of Designation with respect to Clearwater Municipal Bond Fund 4

(a)(5)	Certificate of Designation with respect to Clearwater International Fund dated December 12, 2008 13

(a)(6)	Amendment to Declaration of Trust dated April 27, 2012 18

(b)(1)	By-Laws 1

(b)(2)	Amended and Restated By-Laws dated March 1, 1998 2

(b)(3)	Amended and Restated By-Laws dated September 6, 201320

(c)	None.

(d)(1)	Management Contract dated May 1, 1994 1

(d)(2)	Management Contract, as amended, dated March 1, 1998 2

(d)(3)	Form of Management Contract by and among Clearwater Investment Trust, on behalf of its series, Clearwater Tax-Exempt Bond Fund and Clearwater Management Co., Inc. 4

(d)(4)	Subadvisory Contract with SIT Investment Associates, Inc. for Clearwater Growth Fund dated May 1, 1994 1

(d)(5)	Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated November 1, 1997 2

(d)(6)	Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated May 5, 2000 6

(d)(7)	Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated September 20, 2001 7

(d)(8)	Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated September 10, 2003 8

(d)(9)	Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated May 1, 1994 1

(d)(10)	Amendment to the Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated January 1, 1998 2

(d)(11)	Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated April 16, 1999 6

(d)(12)	Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated March 10, 2006 11

(d)(13)	Form of Subadvisory Contract with Keeley Asset Management Corp. for Clearwater Small Cap Fund 14

(d)(14)	Form of Subadvisory Contract with Sit Investment Associates, Inc. for Clearwater Municipal Bond Fund.4

(d)(15)	Management Contract by and among Clearwater Investment Trust, on behalf of its series, Clearwater International Fund, and Clearwater Management Co., Inc., dated January 24, 2009 13

(d)(16)	Subadvisory Contract with Parametric Portfolio Associates LLC for Clearwater International Fund dated January 24, 2009 13

(d)(17)	Subadvisory Contract with Osterweis Capital Management, LLC for Clearwater Growth Fund dated November 30, 2010 15

(d)(18)	Form of Management Contract by and among Clearwater Investment Trust and Clearwater Management Co., Inc. 16

(d)(19)	Form of Subadvisory Contract by and among Clearwater Investment Trust, Clearwater Management Co., Inc. and Fiduciary Counselling, Inc. 16

(d)(20)	Amendment to the Management Agreement by and among Clearwater Investment Trust on behalf of the Core Equity Fund and Small Companies Fund and Clearwater Management Co., Inc. dated April 27, 2012 18

(d)(21)	Amendment to the Subadvisory Contract with Parametric Portfolio Associates LLC for Clearwater Core Equity Fund dated April 27, 2012 18

(d)(22)	Amendment to the Subadvisory Contract with Osterweis Capital Management, LLC for Clearwater Core Equity Fund dated April 27, 2012 18

(d)(23)	Amendment to the Subadvisory Contract with Keeley Asset Management Corp. for Clearwater Small Companies Fund, dated April 27, 2012 18

(d)(24)	Amendment to the Subadvisory Contract with Kennedy Capital Management for Clearwater Small Companies Fund, dated April 27, 2012 18

(d)(25)	Amendment to the Subadvisory Contract by and among Clearwater Investment Trust, Clearwater Management Co., Inc. and Fiduciary Counselling, Inc. dated April 27, 2012 18

(d)(26)	Subadvisory Contract with Denver Investments for Clearwater International Fund dated October 16, 201219

(d)(27)	Subadvisory Contract with WCM Investment Management for Clearwater International Fund dated October 16, 201219

(d)(28)	Subadvisory Contract with Templeton Investment Counsel, LLC for Clearwater International Fund dated October 16, 201219

(d)(29)	Subadvisory Contract with Artisan Partners Limited Partnership for Clearwater International Fund dated March 12, 201420

(d)(30)	Subadvisory Contract with AQR Capital Management, LLC for Clearwater Core Equity Fund dated February 3, 201521

(d)(31)	Subadvisory Contract with O’Shaughnessy Asset Management, LLC for Clearwater Core Equity Fund dated February 4, 201521

(d)(32)	Amendment to the Subadvisory Contract with Osterweis Capital Management, LLC for Clearwater Core Equity Fund dated January 31, 201521

(e)	None.

(f)	None.

(g)(1)	Custodian Agreement with Norwest Bank Minnesota, N.A. dated March 31, 1987 1

(g)(2)	Amendment to Custodian Agreement dated March 27, 1991 1

(g)(3)	Amendment to Custodian Agreement dated November 4, 1992 1

(g)(4)	Custodian Agreement with Investors Fiduciary Trust Company dated September 29, 1997 2

(g)(5)	Amendment to Custodian Agreement dated March 1, 1998 3

(g)(6)	Second Amendment to Custodian Agreement dated March 10, 2006 11

(g)(7)	Custodian Agreement by and among Clearwater Investment Trust, on behalf of its series Clearwater International Fund and The Northern Trust Company, dated January 28, 2009 13

(g)(8)	Custody Agreement between Clearwater Investment Trust and The Northern Trust Company, dated December 3, 2010 15

(g)(9)	Amendment to the Custody Agreement between Clearwater Investment Trust and The Northern Trust Company, dated April 27, 2012 18

(h)(1)	Investment Company Service Agreement dated March 2, 1987 1

(h)(2)	Amendment to Investment Company Service Agreement dated May 1, 1995 1

(h)(3)	Accounting Services Agreement dated April 3, 1995 1

(h)(4)	Amendment to Investment Company Service Agreement dated January 24, 2009 13

(h)(5)
Fund Administration And Accounting Services Agreement by and among Clearwater Investment Trust, on behalf of its series Clearwater International Fund and The Northern Trust Company, dated January 28, 2009 13

(h)(6)	Fund Administration and Accounting Services Agreement between Clearwater Investment Trust and The Northern Trust Company, dated December 3, 2010 15

(h)(7)	Form of Transfer Agency and Service Agreement between Clearwater Investment Trust and The Northern Trust Company 17

(h)(8)	Amendment to the Fund Administration and Accounting Services Agreement between Clearwater Investment Trust and The Northern Trust Company dated April 27, 2012 18

(h)(9)	Amendment to the Transfer Agency and Service Agreement between Clearwater Investment Trust and The Northern Trust Company dated April 27, 2012 18

(i)	Consent of Counsel+

(j)(1)	Consent of Independent Registered Public Accounting Firm+

(k)	None.

(l)(1)	Stock Purchase Agreement dated February 19, 1987 1

(m)	None.

(n)	None.

(o)	None.

(p)(1)	Code of Ethics of Clearwater Investment Trust and Clearwater Management Company, Inc. dated December 9, 201321

(p)(2)	Code of Ethics of Clearwater Investment Trust dated December 3, 2004 9

(p)(3)	Code of Ethics of Clearwater Management Company, Inc. dated December 23, 2004 9

(p)(4)	Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund 5

(p)(5)	Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund dated June 15, 2001 7

(p)(6)	Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund dated January 1, 2005 9

(p)(7)	Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund and Clearwater International Fund dated July 15, 2005 10

(p)(8)	Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund and Clearwater International Fund dated January, 2006 11

(p)(9)	Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund 5

(p)(10)	Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund dated September 1, 2000 6

(p)(11)	Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund dated January 7, 2005 9

(p)(12)	Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund dated February 1, 2005 10

(p)(13)	Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund dated November 1, 2006 11

(p)(14)	Code of Ethics of Keeley Asset Management, Corp., subadviser to Clearwater Small Cap Fund dated February 15, 2006 11

(p)(15)	Code of Ethics of Keeley Asset Management, Corp., subadviser to Clearwater Small Cap Fund dated December 6, 2007 12

(p)(16)	Code of Ethics of Sit Fixed Income Advisers, LLC, subadviser to Clearwater Tax-Exempt Bond Fund 5

(p)(17)	Code of Ethics of Sit Fixed Income Advisers, LLC, subadviser to Clearwater Tax-Exempt Bond Fund dated March 3, 2004 9

(p)(18)	Code of Ethics of Sit Fixed Income Advisers, LLC, subadviser to Clearwater Tax-Exempt Bond Fund dated February 19, 2006 11

(p)(19)	Code of Ethics of Osterweis Capital Management, LLC subadviser to the Clearwater Growth Fund 15

(p)(20)	Code of Ethics of Clearwater Investment Trust and Clearwater Management Company, Inc. dated December 3, 201117

(p)(21)	Code of Ethics of Denver Investments, subadviser to the Clearwater International Fund19

(p)(22)	Code of Ethics of WCM Investment Management, subadviser to the Clearwater International Fund19

(p)(23)	Code of Ethics of Templeton Investment Counsel, LLC, subadviser to the Clearwater International Fund19

(p)(24)	Code of Ethics of AQR Capital Management, LLC, subadviser to the Core Equity Fund21

(p)(25)	Code of Ethics of O’Shaughnessy Asset Management, LLC, subadviser to the Core Equity Fund21

n/a	Powers of Attorney for Misses Sara G. Dent and Laura E. Rasmussen and Messrs. James E. Johnson, Charles W. Rasmussen, Edward R. Titcomb III, Frederick T. Weyerhaeuser and Justin H. Weyerhaeuser21

+	Filed herewith

1	Previously filed as exhibits to post-effective amendment no. 10 to the Registration Statement on April 29, 1996 and incorporated herein by reference (File No. 33-12289).

2	Previously filed as exhibits to post-effective amendment no. 12 to the Registration Statement on February 27, 1998 and incorporated herein by reference (File No. 33-12289).

3	Previously filed as exhibits to post-effective amendment no. 14 to the Registration Statement on April 13, 1999 and incorporated herein by reference (File No. 33-12289).

4	Previously filed as exhibits to post-effective amendment no. 15 to the Registration Statement on October 15, 1999 and incorporated herein by reference (File No. 33-12289).

5	Previously filed as exhibits to post-effective amendment no. 16 to the Registration Statement on April 27, 2000 and incorporated herein by reference (File No. 33-12289).

6	Previously filed as exhibits to post-effective amendment no. 17 to the Registration Statement on April 30, 2001 and incorporated herein by reference (File No. 33-12289).

7	Previously filed as exhibits to post-effective amendment no. 18 to the Registration Statement on April 26, 2002 and incorporated herein by reference (File No. 33-12289).

8	Previously filed as exhibits to post-effective amendment no. 20 to the Registration Statement on April 29, 2004 and incorporated herein by reference (File No. 33-12289).

9	Previously filed as exhibits to post-effective amendment no. 21 to the Registration Statement on March 1, 2005 and incorporated herein by reference (File No. 33-12289).

10	Previously filed as exhibits to post-effective amendment no. 22 to the Registration Statement on April 28, 2006 and incorporated herein by reference (File No. 33-12289).

11	Previously filed as exhibits to post-effective amendment no. 23 to the Registration Statement on May 1, 2007 and incorporated herein by reference (File No. 33-12289).

12	Previously filed as exhibits to post-effective amendment no. 24 to the Registration Statement on April 29, 2008 and incorporated herein by reference (File No. 33-12289).

13	Previously filed as exhibits to post-effective amendment no. 26 to the Registration Statement on January 29, 2009 and incorporated herein by reference (File No. 33-12289).

14	Previously filed as exhibits to post-effective amendment no. 30 to the Registration Statement on April 29, 2010 and incorporated herein by reference (File No. 33-12289).

15	Previously filed as exhibits to post-effective amendment no. 31 to the Registration Statement on February 28, 2011 and incorporated herein by reference (File No. 33-12289).

16	Previously filed as exhibits to the Registrant’s Semi-Annual Report on Form NSAR-A on August 26, 2011 and incorporated herein by reference (File No. 811-05038).

17	Previously filed as exhibits to post-effective amendment no. 34 to the Registration Statement on February 29, 2012 and incorporated herein by reference (File No. 33-12289).

18	Previously filed as exhibits to post-effective amendment no. 35 to the Registration Statement on April 27, 2012 and incorporated herein by reference (File No. 33-12289).

19	Previously filed as exhibits to post-effective amendment no. 37 to the Registration Statement on February 28, 2013 and incorporated herein by reference (File No. 33-12289).

20	Previously filed as exhibits to post-effective amendment no. 40 to the Registration Statement on April 30, 2014 and incorporated herein by reference (File No. 33-12289).

21	Previously filed as exhibits to post-effective amendment no. 42 to the Registration Statement on February 27, 2015 and incorporated herein by reference (File No. 33-12289).

Item 29. Persons Controlled by or Under Common Control with the Fund

The Registrant is not directly or indirectly controlled by or under common control with any other person.

Item 30. Indemnification

Except for the Declaration of Trust, dated January 12, 1987, as amended and restated March 1, 1998, establishing the Registrant as a trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties. See the Registrant’s undertaking with respect to indemnification in Item 30 below.

Item 31. Business and Other Connections of Investment Adviser

All of the information required by this item is set forth in the Forms ADV, as amended, of the Manager and the Subadvisers. The following sections of such Forms ADV are incorporated herein by reference:

(a)           Item 10 of Part 2A and Part 2B;

(b)          Section 6, Business Background, of each Schedule D.

Item 32. Principal Underwriter

Not applicable.

Item 33. Location of Accounts and Records

The accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Fiduciary Counselling, Inc., 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota 55101-4930.

Item 34. Management Services

Not applicable.

Item 35. Undertaking

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul and the State of Minnesota , on the 10th day of June, 2015.

CLEARWATER INVESTMENT TRUST

By:	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement of Clearwater Investment Trust has been signed below by the following persons in the capacities and on the date indicated:

Signature	Date

/s/ Justin H. Weyerhaeuser	June 10, 2015
Justin H. Weyerhaeuser
President and Treasurer

THE BOARD OF TRUSTEES:

Sara G. Dent*

James E. Johnson*

Charles W. Rasmussen*

Laura E. Rasmussen*

Edward R. Titcomb III*

/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser

*By:	/s/ Justin H. Weyerhaeuser	June 10, 2015
Justin H. Weyerhaeuser
*Attorney- in-Fact

* As Attorney-in-Fact pursuant to Powers of Attorney (previously filed in Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A).

EXHIBIT INDEX

No.	Exhibit

(i)	Consent of Counsel
(j)(1)	Consent of Independent Registered Public Accounting Firm